UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07443
Name of Registrant:	Vanguard Whitehall Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2013 – April 30, 2014
Item 1: Reports to Shareholders

Semiannual Report | April 30, 2014

Vanguard International Explorer™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2014
Total
Returns
Vanguard International Explorer Fund	7.38%
S&P EPAC SmallCap Index	6.33
International Small-Cap Funds Average	5.13
International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2013, Through April 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$18.50	$19.10	$0.420	$0.288

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2014, Vanguard International Explorer Fund returned 7.38%. This result outdistanced that of its benchmark, the S&P EPAC SmallCap Index, and the average return of its international small-capitalization fund peers.

International stocks returned less than the overall U.S. market for the period, but unlike in the United States, small-cap stocks abroad outperformed those of larger companies. The fund posted positive results in nine of ten market sectors, with industrial stocks leading the way.

Recent progress was sporadic, but stocks continued to climb

For the half year ended April 30, U.S. stocks returned almost 8%, notwithstanding the patches of turbulence the market has encountered in 2014. Technology stocks, for example, turned in a rocky performance amid concerns about pricey valuations. Weak economic data from China and the conflict in Ukraine also unsettled investors.

International stocks, in aggregate, returned nearly 3%, with the developed markets of Europe faring the best. The developed markets of the Pacific region and emerging markets, where China’s weakness was felt most, declined.

Global economic and political shifts are, of course, as inevitable as they are unpredictable. Broad diversification remains the best way to manage the

2

risks they pose to your portfolio. As Joe Davis, our chief economist, noted recently, “Having a broader portfolio tends to moderate those individual issues, and that’s always, I think, a valuable starting point for investors.”

Despite low yields, the bond market experienced a surprising rally

Bonds continued to emerge from the struggles that marked much of 2013, when the market was roiled by the prospect that the Federal Reserve would reduce its stimulative bond-buying. In January, however, when the reduction actually began, investors seemed to take the news in stride.

The broad U.S. taxable bond market returned 1.74% for the six months. The yield of the 10-year Treasury note ended April 30 at 2.69%, up from 2.54% on October 31 but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 4.08%. Money market funds and savings accounts posted paltry returns as the Fed’s target for short-term interest rates remained at 0%–0.25%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.33%.

Market Barometer

	Total Returns
	Periods Ended April 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	8.25%	20.81%	19.52%
Russell 2000 Index (Small-caps)	3.08	20.50	19.84
Russell 3000 Index (Broad U.S. market)	7.83	20.78	19.54
FTSE All-World ex US Index (International)	2.84	9.77	13.22

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.74%	-0.26%	4.88%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.08	0.50	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.08

CPI
Consumer Price Index	1.51%	1.95%	2.14%

3

Strength in Europe helped offset weaker results elsewhere

International Explorer’s two advisors oversee a broadly diversified portfolio of more than 300 stocks in about 30 countries. A majority of the fund’s assets are invested in Europe. That market gained modestly, with smaller companies doing particularly well as investors anticipated an emergence from the region’s second recession since the 2008–2009 financial crisis. The advisors took advantage of this optimism to register notable results in Italy, Germany, France, and the Netherlands. These selections helped boost the fund’s European returns to about 12%, just ahead of the index’s results.

The fund’s competition against the unmanaged benchmark was also aided by solid picks in the Pacific region. Although stocks of smaller companies there retreated as a group by a few percentage points, the advisors’ holdings, led by those in Japan and Hong Kong, enabled the fund’s Pacific portfolio to hold steady.

The advisors were less successful in emerging markets, where their selections gained little ground. Underperformance was particularly pronounced in China and Brazil.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Explorer Fund	0.36%	1.51%

The fund expense ratio shown is from the prospectus dated February 25, 2014, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2014, the fund’s annualized expense ratio was 0.39%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: International Small-Cap Funds.

4

Among sectors, industrial and information technology companies delivered profitable results. Consumer-oriented holdings also outpaced their index counterparts, particularly in the Pacific region. The fund’s financial stocks lagged, however, especially in Europe. The region’s small-cap financial sector rose 13% in the index, but the advisors’ holdings underperformed by about 4 percentage points. An underweighting of the industry also hurt.

Currency fluctuations always influence returns for U.S. investors sending money abroad. The euro and British pound gained value versus the U.S. dollar for the period, helping returns for U.S. investors. On the other hand, the Japanese yen weakened against the dollar, reducing returns for fund shareholders.

You can find more information about the International Explorer Fund’s performance and positioning in the Advisors’ Report that follows this letter.

Balancing investors’ ‘home bias’ and the benefits of diversification

Many investors have a natural tendency to focus on companies close to home. But this “home bias” can lead to missed opportunities to diversify a portfolio internationally.

Stocks of companies based outside the United States account for about half the global equity market. Vanguard’s analysis of more than four decades of data shows that, on average, adding such stocks to a U.S. portfolio would have reduced the volatility of returns. This benefit has generally persisted even as economies and markets have become more integrated.

International stocks offer exposure to a wider array of economic and market forces, producing returns that can vary from those of U.S. stocks—which helps to reduce volatility risk. Of course, the impact of diversification changes over time as returns, volatility levels, and correlations between foreign and domestic stocks change.

Deciding how much to allocate to international stocks depends on your view regarding the short-term and long-term trade-offs. These include potential exposure to currency fluctuations and generally higher transaction and investment costs. Vanguard suggests that allocating 20% of your equity holdings to non-U.S. stocks may be a reasonable starting point. (You can read more in Global Equities: Balancing Home Bias and Diversification, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 14, 2014

5

Advisors’ Report

For the six months ended April 30, 2014, Vanguard International Explorer Fund returned 7.38%. Your fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These comments were prepared on May 22, 2014.

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	83	2,193	The advisor employs a fundamental investment
Management North America Inc.			approach that considers macroeconomic factors while
			focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	14	366	The advisor employs a traditional, bottom-up approach
Company, LLP			that is opportunistic in nature, relying on global and
			regional research resources to identify both
			growth-oriented and neglected or misunderstood
			companies.
Cash Investments	3	91	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

6

Schroder Investment Management
North America Inc.

Portfolio Manager:

Matthew F. Dobbs
Head of Global Small Companies

International small-company equities made further progress over the period, with the S&P EPAC SmallCap Index returning 6.33%. That outpaced the results of larger-cap equities, as the S&P EPAC Large/MidCap Index returned 4.02%.

Aided by currency gains, Europe continued to outperform. Continental European small-caps rose amid generally improving economic expectations and leading indicators, as well as broadly accommodating monetary conditions. Peripheral markets were supported by some contraction in yield spreads across the core countries and growing evidence of economic recovery. Returns were good, with smaller companies ahead of larger peers in every sector except energy.

The United Kingdom also did well, though small-company returns there merely matched those of large-caps as relatively modest large-cap valuations attracted inflows.

Asian and emerging-market returns were muted, with Japan down despite strong earnings momentum and ongoing monetary stimulation. Countervailing factors there included anticipation of an April increase in the national sales tax and disappointment at the glacial pace of structural reform.

The most significant boost to relative returns came from stock selection in Japan, particularly among industrials (Asahi Diamond, Yushin Precision, Obara Group), with lesser contributions from materials (Kureha, Nihon Parkerizing) and consumer cyclicals such as Koito Manufacturing and Nifco. Although a number of our financial holdings did poorly (Sumitomo Real Estate, Tokai Tokyo Financial), their impact was more than offset by the portfolio’s low exposure to the sector.

In the United Kingdom, solid returns came from industrials (Ashtead Group, DCC, Ricardo), consumer cyclicals (Sports Direct), and information technology (CSR, Domino Printing). Elsewhere in Europe, industrial holdings also stood out, most notably Italian civil engineering group Maire Tecnimont and Groupe Eurotunnel. Other areas of strength included information technology (RIB Software, XING) and materials (Borregaard). Consumer cyclicals, where German retailer Tom Tailor has struggled to integrate an acquisition, and financials disappointed.

Although our portion of the fund eked out a positive return in the Pacific region (excluding Japan) and in emerging markets, neither matched its corresponding return in the broader benchmark. Successes included port operator Gujarat Pipavav and specialist finance company Shriram Transport Finance in India and Matahari Department Store in Indonesia. In developed Asian markets, exporters such as Techtronic and Johnson Electric performed well.

7

We experienced contrasting fortunes with New Zealand telecom operator Chorus (hurt by unfavorable regulatory developments), India’s Idea Cellular (affected by spectrum auctions), and Chinese auto distributor and retailer Baoxin Auto (hindered by a slowing economy).

We continue to concentrate on companies offering relatively visible growth and sustainable returns with stronger-than-average balance sheets and focused, shareholder-friendly management. Although market movements have naturally occasioned some changes in the portfolio’s European exposure, the extent has been fairly modest. In continental Europe particularly, although a number of holdings reached our assessment of fair value (and therefore were sold), we have found a good flow of attractive new investment opportunities across a range of markets and sectors. However, we have reduced exposure to the United Kingdom in favor of adding to emerging markets (primarily India) and to a lesser extent Japan.

Wellington Management Company, llp

Portfolio Manager:

Simon H. Thomas
Senior Vice President and
Equity Portfolio Manager

Despite geopolitical tensions involving Ukraine, concerns about a slowdown in China’s economic growth, and tepid growth in Europe, international equities moved higher during the period. Investors took solace in comments by the European Central Bank and China’s government suggesting that stimulus measures might be ramped up. They were further emboldened by signs of expansionary traction in Japan, continued evidence of a Eurozone recovery, solid U.S. corporate earnings, and robust merger and acquisition activity.

Our portion of the fund was restrained by stock selection in the financial, materials, and consumer discretionary sectors. Sector allocation, largely as a result of our bottom-up stock selection process, was also modestly negative. By region, our underweighting of Asia helped relative performance. This was more than offset by our overweight position in Japan and underweight allocation to Europe, both of which detracted.

The largest relative laggards included Mothercare, Yamato, and Sanrio. Mother-care, a U.K.-based retailer of baby clothing and educational toys, reported lower-than-expected earnings. Underlying factors included gross margin pressure in its U.K. business and lower traffic as a result of unseasonable weather in Russia and the Middle East, both important regions for the company. We developed concerns about management’s communication with shareholders and sold our position.

After a period of strong performance, shares of Japan-based steel manufacturer Yamato fell despite earnings results that were in line with expectations.

The company has benefited from the construction industry recovery in the United States and the Middle East, which

8

we expect will continue. We used recent price weakness as an opportunity to add to our position.

Shares of Sanrio, a Japan-based character product company known for its Hello Kitty brand, declined when its president’s likely successor passed away suddenly, generating concerns about management uncertainty. We sold the stock because we believe these difficulties might impede the company’s ability to execute its restructuring plan.

Top contributors to relative performance included Groupe Fnac, USG People, and Azimut. Groupe Fnac, a leading French retailer of consumer electronics, CDs, DVDs, books, and video games, rose following strong earnings results in the fourth quarter of 2013. We sold the stock as it approached our price target.

Netherlands-based temporary-employment company USG People advanced thanks to an uptick in employment in Europe. In addition, USG is in a better position after selling a business in which it had endured losses and lacked critical scale. We still hold the position.

Milan-based asset management firm Azimut outperformed on news of potential merger and acquisition activity and continued improvement in fundamentals, as well as the overall strengthening of Italy’s economic climate. We sold the stock because it reached our price target.

Relative to the benchmark, at the end of the period we were most overweighted in industrials, health care, and energy and most underweighted in information technology, consumer staples, and utilities. By region, we were most overweighted in Japan and most underweighted in Europe.

After the past year’s strong market performance, it is important to be cautious about companies whose share prices have risen dramatically but for which growth has not yet materialized. Stocks with high valuations can be severely punished in the event of disappointment. On the other hand, because our investment process leads to a bias toward high quality, an ongoing market rally could become a challenge as we reach a point in the cycle that could benefit lower-quality companies.

9

International Explorer Fund

Fund Profile
As of April 30, 2014

Portfolio Characteristics
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index ex
	Fund	Index	USA
Number of Stocks	324	3,224	1,812
Median Market Cap	$2.1B	$2.2B	$35.5B
Price/Earnings Ratio	18.8x	21.7x	16.4x
Price/Book Ratio	1.8x	1.5x	1.7x
Return on Equity	11.0%	9.8%	14.6%
Earnings Growth
Rate	11.8%	9.0%	9.4%
Dividend Yield	2.0%	2.2%	2.9%
Turnover Rate
(Annualized)	46%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.36%	—	—
Short-Term Reserves	2.8%	—	—

Sector Diversification (% of equity exposure)
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index ex
	Fund	Index	USA
Consumer Discretionary	19.0%	17.1%	10.5%
Consumer Staples	5.4	5.9	10.0
Energy	3.4	2.6	9.5
Financials	19.0	22.3	26.6
Health Care	8.3	6.2	8.2
Industrials	23.8	24.0	11.1
Information Technology	7.0	9.0	6.6
Materials	10.3	9.4	8.7
Telecommunication
Services	2.5	1.3	5.3
Utilities	1.3	2.2	3.5

Volatility Measures
		MSCI
	S&P	AC
	EPAC	World
	SmallCap	Index ex
	Index	USA
R-Squared	0.97	0.93
Beta	0.99	0.97
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Delta Lloyd NV	Life & Health
	Insurance	1.4%
Freenet AG	Wireless
	Telecommunication
	Services	1.3
Helvetia Holding AG	Multi-line Insurance	1.3
Smurfit Kappa Group plc Paper Packaging		1.2
Glanbia plc	Packaged Foods &
	Meats	1.1
Storebrand ASA	Life & Health
	Insurance	1.1
Groupe Eurotunnel SA	Highways &
	Railtracks	1.1
Borregaard ASA	Specialty Chemicals	1.1
Andritz AG	Industrial Machinery	1.1
Techtronic Industries Co. Household
	Appliances	1.0
Top Ten		11.7%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 25, 2014, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2014, the annualized expense ratio was 0.39%.

10

International Explorer Fund

Market Diversification (% of equity exposure)
		S&P	MSCI
		EPAC	AC World
		SmallCap	Index ex
	Fund	Index	USA
Europe
United Kingdom	18.0%	20.2%	15.7%
Germany	7.8	8.2	6.8
Ireland	5.6	0.2	0.2
Italy	4.9	2.7	1.9
France	4.6	8.7	7.6
Switzerland	4.5	8.5	6.7
Denmark	3.7	1.5	1.0
Sweden	3.3	3.1	2.3
Norway	2.5	0.9	0.6
Netherlands	1.6	1.8	1.9
Austria	1.5	0.3	0.2
Other	1.4	5.9	4.3
Subtotal	59.4%	62.0%	49.2%
Pacific
Japan	20.8%	19.3%	13.7%
Australia	5.3	6.0	5.7
South Korea	2.3	4.3	3.3
Singapore	1.9	1.5	1.1
Hong Kong	1.7	2.0	2.0
Other	0.5	0.2	0.1
Subtotal	32.5%	33.3%	25.9%
Emerging Markets
India	3.1%	0.0%	1.4%
Taiwan	1.2	0.0	2.5
Other	3.7	0.6	13.2
Subtotal	8.0%	0.6%	17.1%
North America	0.1%	0.1%	7.4%
Middle East	0.0%	0.5%	0.4%
Other	0.0%	3.5%	0.0%

11

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2003, Through April 30, 2014

Note: For 2014, performance data reflect the six months ended April 30, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	27.57%	20.56%	9.33%

See Financial Highlights for dividend and capital gains information.

12

International Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (93.4%)[1]
Australia (4.3%)
	Computershare Ltd.	1,514,826	17,461
	Mirvac Group	10,014,243	16,342
	Iluka Resources Ltd.	1,921,351	15,962
	Amcor Ltd.	1,617,810	15,526
	Ansell Ltd.	812,971	13,691
	Incitec Pivot Ltd.	3,205,064	8,603
*	Recall Holdings Ltd.	1,113,498	4,705
	SAI Global Ltd.	916,972	3,644
	PanAust Ltd.	2,114,958	3,181
*	Transpacific Industries
	Group Ltd.	2,805,103	2,917
	Tox Free Solutions Ltd.	840,513	2,707
	Nufarm Ltd.	587,529	2,273
	Seek Ltd.	136,719	2,141
	Domino’s Pizza
	Enterprises Ltd.	108,033	1,993
	Challenger Ltd.	206,254	1,357
*	Karoon Gas Australia Ltd.	396,057	910
			113,413
Austria (1.5%)
	Andritz AG	458,923	28,508
	Kapsch TrafficCom AG	85,000	4,718
	Schoeller-Bleckmann
	Oilfield Equipment AG	31,974	4,065
*,^	Mayr Melnhof Karton AG	9,000	1,146
	Zumtobel AG	47,147	980
	Rosenbauer
	International AG	411	39
			39,456
Belgium (0.4%)
	D’ieteren SA/NV	80,033	3,703
	Cie d’Entreprises CFE	29,268	3,225
	Ackermans &
	van Haaren NV	19,509	2,523
			9,451

Brazil (0.5%)
	BR Properties SA	1,412,388	11,281
	Magazine Luiza SA	726,800	2,487
			13,768
Canada (0.1%)
	Pacific Rubiales
	Energy Corp.	99,500	1,624
*	Niko Resources Ltd.	6,173	12
			1,636
China (1.2%)
^	Baoxin Auto Group Ltd.	9,677,000	7,330
	Shenzhou International
	Group Holdings Ltd.	2,005,000	6,918
	Dah Chong Hong
	Holdings Ltd.	10,202,000	6,493
	Yuexiu Transport
	Infrastructure Ltd.	10,012,000	5,125
*	WuXi PharmaTech
	Cayman Inc. ADR	79,649	2,708
	Shanghai Fosun
	Pharmaceutical Group
	Co. Ltd.	535,000	1,816
	Minth Group Ltd.	334,000	526
	Haitian International
	Holdings Ltd.	4,000	8
			30,924
Denmark (3.6%)
*	Jyske Bank A/S	430,000	23,641
*	Auriga Industries Class B	575,000	21,295
	GN Store Nord A/S	725,000	17,515
*	Matas A/S	630,646	17,297
*	OW Bunker A/S	240,000	7,896
	DSV A/S	120,778	4,034
	H Lundbeck A/S	137,452	4,006
			95,684
Finland (0.4%)
*	Sanitec Corp.	600,000	6,916
	Vaisala Oyj	100,000	3,254
	Tikkurila Oyj	58,083	1,442
			11,612

13

International Explorer Fund

			Market
			Value
		Shares	($000)
France (4.1%)
	Groupe Eurotunnel SA	2,150,000	28,864
*	Korian-Medica	454,545	17,062
	Eurofins Scientific SE	50,000	13,885
	Rubis SCA	190,000	13,529
	Naturex	72,960	6,404
	Lectra	600,000	6,323
*	Montupet	73,000	6,042
	Imerys SA	58,464	5,134
	Saft Groupe SA	115,000	4,090
	Wendel SA	19,640	2,961
	Eurazeo SA	33,796	2,849
*	Inside Secure SA	412,288	2,083
			109,226
Germany (7.2%)
	Freenet AG	1,000,000	34,634
	MTU Aero Engines AG	280,000	26,400
	XING AG	160,000	20,500
*	Tom Tailor Holding AG	890,000	17,312
	Sartorius AG
	Preference Shares	120,000	15,627
	Tipp24 SE	190,000	13,709
	SAF-Holland SA	846,810	12,670
	Delticom AG	219,948	10,473
	RIB Software AG	550,000	8,588
	CTS Eventim AG	115,000	7,325
*	SHW AG	100,000	6,002
*	Suss Microtec AG	611,000	5,938
	Grenkeleasing AG	40,882	4,283
^	Rheinmetall AG	46,887	3,124
	ElringKlinger AG	44,994	1,817
	DMG MORI SEIKI AG	45,834	1,444
^	STRATEC Biomedical AG	24,362	1,116
			190,962
Hong Kong (1.7%)
	Techtronic Industries Co.	8,419,500	26,901
	Johnson Electric
	Holdings Ltd.	9,890,500	9,460
	Yue Yuen Industrial
	Holdings Ltd.	2,613,500	8,097
			44,458
India (3.0%)
	Idea Cellular Ltd.	9,629,587	21,528
*	Gujarat Pipavav Port Ltd.	15,036,675	20,589
	Cipla Ltd.	1,920,427	12,673
	Shriram Transport
	Finance Co. Ltd.	720,522	8,792
	Apollo Hospitals
	Enterprise Ltd.	470,010	6,981
	Multi Commodity
	Exchange of India Ltd.	509,658	4,509
	McLeod Russel India Ltd.	883,951	3,955
			79,027

Indonesia (0.5%)
*	Matahari Department
	Store Tbk PT	6,467,100	8,403
	Ciputra Property Tbk PT	73,359,500	4,618
	Gajah Tunggal Tbk PT	5,602,800	930
			13,951
Ireland (5.4%)
	Smurfit Kappa Group plc	1,400,000	31,189
	Glanbia plc	2,000,000	29,870
	Paddy Power plc	250,000	19,289
	Grafton Group plc	1,500,000	14,754
*	Dalata Hotel Group plc	2,956,507	11,936
	FBD Holdings plc	422,053	10,184
	IFG Group plc	3,312,005	7,869
	Irish Continental
	Group plc	160,000	6,419
*	Origin Enterprises PLC	530,000	5,733
*	Irish Residential
	Properties REIT plc	3,302,682	4,720
			141,963
Italy (4.6%)
	Maire Tecnimont SPA	7,000,000	25,534
*	Sorin SPA	7,000,000	21,367
	Amplifon SPA	2,882,260	18,822
	Prysmian SPA	579,722	15,099
*	Banca Popolare dell’Emilia
	Romagna SC	1,300,000	14,985
	Credito Emiliano SPA	1,000,000	10,251
^	Beni Stabili SPA	3,828,368	3,422
*	Anima Holding SPA	467,000	2,754
	MARR SPA	125,000	2,421
	DiaSorin SPA	48,355	1,995
	Ei Towers SPA	31,914	1,816
	Immobiliare Grande
	Distribuzione	930,022	1,728
	Banca Generali SPA	43,959	1,384
	Salvatore Ferragamo SPA	30,081	953
			122,531
Japan (18.7%)
	NEC Networks & System
	Integration Corp.	699,300	14,774
	Nitta Corp.	710,900	14,604
	Eagle Industry Co. Ltd.	889,300	14,076
	Kureha Corp.	2,964,000	14,016
	Koito Manufacturing
	Co. Ltd.	643,600	13,998
^	Kuroda Electric Co. Ltd.	854,300	13,725
	Tokai Tokyo Financial
	Holdings Inc.	1,969,200	13,230
	Arcs Co. Ltd.	657,900	13,199
	Aica Kogyo Co. Ltd.	599,300	12,533
	Tsuruha Holdings Inc.	123,500	12,430
	Nihon Parkerizing Co. Ltd.	567,300	12,365
	JSP Corp.	811,300	12,183

14

International Explorer Fund

			Market
			Value
		Shares	($000)
	Trusco Nakayama Corp.	531,900	11,987
	Asahi Diamond
	Industrial Co. Ltd.	858,800	11,622
	Kissei Pharmaceutical
	Co. Ltd.	486,500	11,393
	Plenus Co. Ltd.	471,300	10,756
	Mitsui Sugar Co. Ltd.	2,579,000	10,701
	Musashi Seimitsu
	Industry Co. Ltd.	477,400	10,535
	Daibiru Corp.	1,050,100	10,479
	Hitachi
	High-Technologies Corp.	457,400	10,463
	Lintec Corp.	510,300	9,489
	Nabtesco Corp.	432,800	9,343
	Nippon Densetsu
	Kogyo Co. Ltd.	606,000	8,993
	Nippon Soda Co. Ltd.	1,568,000	8,712
	Sumitomo Real
	Estate Sales Co. Ltd.	263,500	7,903
	Hitachi Transport
	System Ltd.	502,700	7,714
	Ai Holdings Corp.	481,200	7,677
^	Yushin Precision
	Equipment Co. Ltd.	257,300	7,427
	Takasago
	International Corp.	1,511,000	7,387
	Glory Ltd.	271,000	7,011
	Unipres Corp.	352,600	6,813
^	Modec Inc.	301,500	6,681
	Obara Group Inc.	165,400	6,214
	Nichi-iko Pharmaceutical
	Co. Ltd.	395,700	6,138
	Tsutsumi Jewelry Co. Ltd.	265,500	6,019
^	OBIC Business
	Consultants Ltd.	166,100	5,382
	SCSK Corp.	198,100	5,240
	Mitsubishi UFJ Lease &
	Finance Co. Ltd.	1,007,000	4,968
	Hoshizaki Electric Co. Ltd.	107,000	4,330
	Shinsei Bank Ltd.	2,183,000	4,256
^	Zuiko Corp.	76,400	4,254
	Yamato Kogyo Co. Ltd.	136,100	3,925
^	Message Co. Ltd.	114,600	3,678
	Zenkoku Hosho Co. Ltd.	158,600	3,552
	GLP J-Reit	3,534	3,488
	CyberAgent Inc.	82,200	3,394
	Hitachi Metals Ltd.	244,000	3,313
	Asahi Intecc Co. Ltd.	90,500	3,312
	Nippon Shinyaku Co. Ltd.	187,000	3,294
	Amada Co. Ltd.	449,000	3,247
	IHI Corp.	772,000	3,078
	Icom Inc.	130,500	3,004
	Nikkiso Co. Ltd.	265,200	2,972
	Denyo Co. Ltd.	198,700	2,961
	Yokogawa Electric Corp.	212,100	2,900

	Kumiai Chemical
	Industry Co. Ltd.	413,000	2,808
	THK Co. Ltd.	128,000	2,705
	Aeon Mall Co. Ltd.	111,180	2,651
	Iida Group
	Holdings Co. Ltd.	169,500	2,529
*	Joyful Honda Co. Ltd.	66,020	2,441
	Mitsubishi Gas
	Chemical Co. Inc.	420,000	2,425
	Nihon Nohyaku Co. Ltd.	188,500	2,349
^	Tokyo Tomin Bank Ltd.	220,500	2,288
	IBJ Leasing Co. Ltd.	98,600	2,256
	Shionogi & Co. Ltd.	127,600	2,237
	Kakaku.com Inc.	155,300	2,216
^	Ferrotec Corp.	410,500	2,214
	Makino Milling
	Machine Co. Ltd.	297,000	2,211
	Tenma Corp.	163,200	2,133
^	Jamco Corp.	106,800	1,912
	DMG Mori Seiki Co. Ltd.	151,600	1,891
	Japan Petroleum
	Exploration Co.	49,600	1,846
	Nafco Co. Ltd.	121,200	1,803
^	Yumeshin Holdings
	Co. Ltd.	200,100	1,717
	Sanwa Holdings Corp.	277,000	1,692
^	Internet Initiative Japan Inc.	70,800	1,643
	Nippon Thompson Co. Ltd.	349,000	1,591
	Nippon Shokubai Co. Ltd.	124,000	1,431
	Jaccs Co. Ltd.	322,000	1,429
	Shizuoka Gas Co. Ltd.	201,700	1,214
	Digital Garage Inc.	72,100	1,055
	Matsui Securities Co. Ltd.	108,900	1,003
^	Pocket Card Co. Ltd.	148,200	971
	Ichiyoshi Securities Co. Ltd.	79,100	943
	Yaskawa Electric Corp.	77,100	869
	Nifco Inc.	27,200	760
^	Fujikura Kasei Co. Ltd.	99,600	544
			494,915
Luxembourg (0.4%)
	Samsonite
	International SA	1,494,600	4,749
*	Reinet Investments SCA	168,093	3,803
*,2	O’Key Group SA GDR	178,049	1,572
			10,124
Malaysia (0.3%)
	Bursa Malaysia Bhd.	3,336,100	7,759

Mexico (0.1%)
	Fibra Uno
	Administracion SA de CV	553,600	1,809
	Grupo Sanborns
	SAB de CV	881,000	1,446
			3,255

15

International Explorer Fund

			Market
			Value
		Shares	($000)
Netherlands (1.5%)
	Delta Lloyd NV	1,400,000	36,846
	USG People NV	215,037	3,720
			40,566
New Zealand (0.5%)
	Fletcher Building Ltd.	1,475,159	12,544

Norway (2.5%)
*	Storebrand ASA	5,300,000	29,751
	Borregaard ASA	4,134,522	28,737
	Kongsberg Gruppen AS	206,468	4,846
	Petroleum
	Geo-Services ASA	136,215	1,645
			64,979
Philippines (0.2%)
*	Robinsons Retail
	Holdings Inc.	3,105,740	4,674

Singapore (1.8%)
	UOL Group Ltd.	2,322,000	11,922
	Mapletree Industrial Trust	9,634,880	11,087
	First Resources Ltd.	4,598,000	9,443
*	Vard Holdings Ltd.	8,494,000	6,562
	Jardine Cycle &
	Carriage Ltd.	150,000	5,625
	Noble Group Ltd.	2,741,000	2,822
	Indofood Agri
	Resources Ltd.	1,424,000	1,213
			48,674
South Korea (2.2%)
	Hankook Tire Co. Ltd.	408,362	23,692
^	Halla Visteon Climate
	Control Corp.	363,090	15,193
^	Sung Kwang Bend Co. Ltd.	386,521	9,065
	BS Financial Group Inc.	318,270	4,873
	Green Cross Corp.	21,596	2,669
	CJ O Shopping Co. Ltd.	6,559	2,319
	Lotte Chemical Corp.	7,355	1,164
			58,975
Sweden (3.2%)
^	Intrum Justitia AB	900,000	26,092
	Loomis AB Class B	900,000	24,550
	Byggmax Group AB	1,700,000	14,243
*	Bufab Holding AB	957,582	9,425
	Opus Group AB	2,577,981	5,056
*	Concentric AB	162,260	2,296
	Haldex AB	158,439	2,032
*	Seamless Distribution AB	350,000	1,763
			85,457
Switzerland (4.3%)
	Helvetia Holding AG	67,000	33,396
	Clariant AG	720,000	14,198
	Orior AG	200,000	12,924
^	EFG International AG	900,000	11,404

	Kuoni Reisen Holding AG	23,008	10,161
	Gategroup Holding AG	182,057	5,673
	Schweizerische
	National-Versicherungs-
	Gesellschaft AG	78,000	5,405
*	Interroll Holding AG	8,495	5,285
*	Dufry AG	25,922	4,290
	Ascom Holding AG	205,470	3,822
	Partners Group Holding AG 12,974		3,553
^	Tecan Group AG	26,289	3,288
	OC Oerlikon Corp. AG	98,377	1,567
			114,966
Taiwan (1.1%)
	Giant Manufacturing
	Co. Ltd.	2,374,000	18,588
	CTCI Corp.	3,710,000	5,925
	Chroma ATE Inc.	1,851,000	4,774
	Yungtay Engineering
	Co. Ltd.	369,000	1,089
			30,376
Thailand (0.6%)
	Hemaraj Land and
	Development PCL	78,955,100	8,879
	LPN Development PCL	12,974,800	7,031
			15,910
United Arab Emirates (0.3%)
*	Lamprell plc	3,000,000	7,780

United Kingdom (17.2%)
	Grainger plc	4,915,405	17,738
	Telecom Plus plc	560,000	14,660
	WS Atkins plc	675,000	14,640
	DCC plc	275,000	14,101
	IG Group Holdings plc	1,266,131	13,616
	Millennium & Copthorne
	Hotels plc	1,400,000	13,143
	Dechra
	Pharmaceuticals plc	1,100,000	12,814
	Ashtead Group plc	850,000	12,594
	Kier Group plc	422,352	11,871
	Elementis plc	2,521,590	11,837
	CSR plc	1,200,000	11,660
	Premier Oil plc	2,000,000	11,452
*	Persimmon plc	500,000	11,096
	Inchcape plc	1,000,000	10,863
*	Kennedy Wilson Europe
	Real Estate plc	622,900	10,728
	Berendsen plc	600,000	10,486
	Daily Mail & General
	Trust plc	760,000	10,476
	Ricardo plc	875,000	10,019
	Berkeley Group
	Holdings plc	255,144	9,900
	John Wood Group plc	725,000	9,613

16

International Explorer Fund

			Market
			Value
		Shares	($000)
	Photo-Me
	International plc	3,750,000	8,547
	London Stock
	Exchange Group plc	275,000	8,428
	Soco International plc	1,100,000	8,040
	Senior plc	1,650,000	7,974
	Spirit Pub Co. plc	5,998,575	7,953
	Domino Printing
	Sciences plc	600,000	7,859
	Investec plc	880,454	7,769
*	EnQuest plc	3,250,000	7,543
	N Brown Group plc	862,917	7,479
*	Findel plc	1,600,365	7,306
	SIG plc	2,250,000	7,292
	QinetiQ Group plc	2,000,000	7,126
	A.G.BARR plc	642,521	6,714
	Bodycote plc	525,000	6,478
	Halma plc	675,000	6,413
*	Pets at Home Group plc	1,701,219	6,398
*	LMS Capital plc	4,144,854	5,793
	Micro Focus
	International plc	415,384	5,448
	Devro plc	1,400,000	4,998
*	Just Retirement
	Group plc	1,771,468	4,885
	Eco Animal Health
	Group plc	1,608,166	4,749
	Mears Group plc	521,866	4,423
	Direct Line Insurance
	Group plc	983,727	4,162
	Tyman plc	830,336	4,010
	Hays plc	1,557,723	3,974
	Booker Group plc	1,524,268	3,792
	TalkTalk Telecom
	Group plc	750,250	3,636
	Hansteen Holdings plc	2,048,033	3,566
	James Fisher & Sons plc	152,787	3,332
	Savills plc	322,988	3,272
	Informa plc	376,186	3,072
	Crest Nicholson
	Holdings plc	500,287	2,944
	De La Rue plc	186,540	2,585
	Michael Page
	International plc	324,038	2,574
	Hunting plc	169,196	2,422
	Henderson Group plc	550,186	2,338
	Keller Group plc	131,533	2,219
	Domino’s Pizza Group plc	236,687	2,057
	Big Yellow Group plc	228,862	1,989
*	Thomas Cook Group plc	601,867	1,779
	Unite Group plc	231,255	1,651
	Howden Joinery
	Group plc	297,245	1,636

	Ultra Electronics
	Holdings plc	48,095	1,379
*	Ophir Energy plc	292,577	1,303
	AZ Electronic
	Materials SA	180,811	1,231
	Redrow plc	236,337	1,144
	Chemring Group plc	226,153	856
*	Pinnacle Staffing
	Group plc	673,983	—
			455,845
Total Common Stocks
(Cost $1,926,567)			2,474,861
Temporary Cash Investments (8.2%)[1]
Money Market Fund (7.8%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.124%	205,885,653	205,886

		Face
		Amount
		($000)
Repurchase Agreement (0.2%)
	Goldman Sachs & Co.
	0.050%, 5/1/14 (Dated
	4/30/14, Repurchase
	Value $4,900,000,
	collateralized by Federal
	National Mortgage Assn.
	3.000%–9.000%,
	3/1/15–11/1/43, and
	Federal Home Loan
	Mortgage Corp.
	2.500%–11.500%,
	7/1/14–12/1/42, with a
	value of $4,998,000)	4,900	4,900

U.S. Government and Agency Obligations (0.2%)
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.110%, 7/16/14	2,500	2,499
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.090%, 8/6/14	800	800
[6,7]	Freddie Mac Discount
	Notes, 0.105%, 6/18/14	1,700	1,700
			4,999
Total Temporary Cash Investments
(Cost $215,785)			215,785
Total Investments (101.6%)
(Cost $2,142,352)			2,690,646

17

International Explorer Fund

Market
Value
($000)
Other Assets and Liabilities (-1.6%)
Other Assets	32,502
Liabilities[4]	(73,634)
(41,132)
Net Assets (100%)
Applicable to 138,682,946 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,649,514
Net Asset Value Per Share	$19.10

At April 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,013,292
Overdistributed Net Investment Income	(11,176)
Accumulated Net Realized Gains	98,076
Unrealized Appreciation (Depreciation)
Investment Securities	548,294
Futures Contracts	395
Forward Currency Contracts	538
Foreign Currencies	95
Net Assets	2,649,514

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $55,314,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.5% and 5.1%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the value of this security represented 0.1% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $59,687,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $3,899,000 have been segregated as initial margin for open futures contracts.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

18

International Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2014
($000)
Investment Income
Income
Dividends[1]	21,408
Interest[2]	91
Securities Lending	460
Total Income	21,959
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,521
Performance Adjustment	(195)
The Vanguard Group—Note C
Management and Administrative	1,940
Marketing and Distribution	203
Custodian Fees	269
Shareholders’ Reports	12
Trustees’ Fees and Expenses	2
Total Expenses	4,752
Net Investment Income	17,207
Realized Net Gain (Loss)
Investment Securities Sold	101,449
Futures Contracts	1,277
Foreign Currencies and Forward Currency Contracts	(471)
Realized Net Gain (Loss)	102,255
Change in Unrealized Appreciation (Depreciation)
Investment Securities	57,520
Futures Contracts	(2,480)
Foreign Currencies and Forward Currency Contracts	(218)
Change in Unrealized Appreciation (Depreciation)	54,822
Net Increase (Decrease) in Net Assets Resulting from Operations	174,284
1 Dividends are net of foreign withholding taxes of $1,482,000.
2 Interest income from an affiliated company of the fund was $86,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

International Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,207	40,193
Realized Net Gain (Loss)	102,255	61,956
Change in Unrealized Appreciation (Depreciation)	54,822	440,763
Net Increase (Decrease) in Net Assets Resulting from Operations	174,284	542,912
Distributions
Net Investment Income	(52,360)	(50,302)
Realized Capital Gain[1]	(35,904)	—
Total Distributions	(88,264)	(50,302)
Capital Share Transactions
Issued	374,790	358,438
Issued in Lieu of Cash Distributions	81,125	45,856
Redeemed	(173,791)	(434,054)
Net Increase (Decrease) from Capital Share Transactions	282,124	(29,760)
Total Increase (Decrease)	368,144	462,850
Net Assets
Beginning of Period	2,281,370	1,818,520
End of Period[2]	2,649,514	2,281,370
1 Includes fiscal 2014 short-term gain distributions totaling $17,079,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($11,176,000) and $22,380,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Explorer Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$18.50	$14.50	$14.41	$15.81	$13.55	$9.52
Investment Operations
Net Investment Income	.146	.327	.362	.322	.237	.238
Net Realized and Unrealized Gain (Loss)
on Investments	1.162	4.078	.287	(1.498)	2.225	4.148
Total from Investment Operations	1.308	4.405	.649	(1.176)	2.462	4.386
Distributions
Dividends from Net Investment Income	(. 420)	(. 405)	(. 346)	(. 224)	(. 202)	(. 356)
Distributions from Realized Capital Gains	(.288)	—	(.213)	—	—	—
Total Distributions	(.708)	(. 405)	(. 559)	(. 224)	(. 202)	(. 356)
Net Asset Value, End of Period	$19.10	$18.50	$14.50	$14.41	$15.81	$13.55

Total Return[1]	7.38%	31.13%	5.02%	-7.60%	18.38%	47.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,650	$2,281	$1,819	$2,187	$2,436	$1,911
Ratio of Total Expenses to
Average Net Assets[2]	0.39%	0.36%	0.43%	0.42%	0.39%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.42%	2.03%	2.35%	1.93%	1.67%	2.10%
Portfolio Turnover Rate	46%	36%	28%	43%	51%	52%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.05%), 0.02%, 0.03%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

22

International Explorer Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged.

Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2014, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented 3% of net assets, based on quarterly average notional amounts.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

23

International Explorer Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and for the period ended April 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2014, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

24

International Explorer Fund

B. Schroder Investment Management North America Inc. and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Schroder Investment Management North America Inc. and Wellington Management Company, LLP, are subject to quarterly adjustments based on performance for the preceding three years relative to the S&P EPAC SmallCap Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $195,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2014, the fund had contributed capital of $280,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	21,367	2,453,494	—
Temporary Cash Investments	205,886	9,899	—
Futures Contracts—Liabilities[1]	(213)	—	—
Forward Currency Contracts—Assets	—	634	—
Forward Currency Contracts—Liabilities	—	(96)	—
Total	227,040	2,463,931	—
1 Represents variation margin on the last day of the reporting period.

25

International Explorer Fund

E. At April 30, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	634	634
Liabilities	(213)	(96)	(309)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2014, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	1,277	—	1,277
Forward Currency Contracts	—	(106)	(106)
Realized Net Gain (Loss) on Derivatives	1,277	(106)	1,171

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,480)	—	(2,480)
Forward Currency Contracts	—	(284)	(284)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,480)	(284)	(2,764)

At April 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Topix Index	June 2014	276	31,220	(806)
Dow Jones EURO STOXX 50 Index	June 2014	525	22,894	802
S&P ASX 200 Index	June 2014	176	22,296	299
FTSE 100 Index	June 2014	45	5,125	100
				395

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts are required to be treated as realized gain (loss) for tax purposes.

26

International Explorer Fund

At April 30, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	6/17/14	JPY	2,367,736	USD	22,984	183
Brown Brothers Harriman & Co.	6/24/14	AUD	17,742	USD	16,213	206
Brown Brothers Harriman & Co.	6/25/14	EUR	8,614	USD	11,912	38
Brown Brothers Harriman & Co.	6/25/14	EUR	6,334	USD	8,807	(20)
Brown Brothers Harriman & Co.	6/25/14	GBP	5,185	USD	8,649	102
UBS AG	6/17/14	JPY	605,929	USD	5,964	(36)
Brown Brothers Harriman & Co.	6/17/14	JPY	417,240	USD	4,095	(13)
UBS AG	6/25/14	EUR	2,916	USD	4,059	(15)
UBS AG	6/24/14	AUD	3,751	USD	3,391	81
Brown Brothers Harriman & Co.	6/24/14	AUD	2,308	USD	2,148	(12)
UBS AG	6/25/14	GBP	909	USD	1,509	24
						538

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At April 30, 2014, Brown Brothers Harriman & Co. had deposited in segregated accounts cash of $760,000 in connection with amounts due to the fund for open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily atrributed to the tax treatment of unrealized appreciation on passive foreign investment companies. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2014, the fund realized net foreign currency losses of $365,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. During the six months ended April 30, 2014, the fund realized gains on the sale of passive foreign investment companies of $1,962,000, which have been

27

International Explorer Fund

included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. Passive foreign investment companies had unrealized appreciation of $22,926,000 at April 30, 2014.

At April 30, 2014, the cost of investment securities for tax purposes was $2,165,278,000. Net unrealized appreciation of investment securities for tax purposes was $525,368,000, consisting of unrealized gains of $582,076,000 on securities that had risen in value since their purchase and $56,708,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2014, the fund purchased $740,927,000 of investment securities and sold $528,013,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
	Shares	Shares
	(000)	(000)
Issued	20,173	22,030
Issued in Lieu of Cash Distributions	4,589	3,141
Redeemed	(9,379)	(27,321)
Net Increase (Decrease) in Shares Outstanding	15,383	(2,150)

I. Management has determined that no material events or transactions occurred subsequent to April 30, 2014, that would require recognition or disclosure in these financial statements.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended April 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	10/31/2013	4/30/2014	Period
Based on Actual Fund Return	$1,000.00	$1,073.78	$2.01
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.86	1.96

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

31

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1262 062014

Semiannual Report | April 30, 2014

Vanguard Mid-Cap Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangements.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2014
Total
Returns
Vanguard Mid-Cap Growth Fund	4.83%
Russell Midcap Growth Index	6.04
Mid-Cap Growth Funds Average	3.28
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2013, Through April 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$25.72	$24.40	$0.007	$2.492

1

Chairman’s Letter

Dear Shareholder,

The advance of mid-capitalization growth stocks slowed considerably in the six months ended April 30, 2014. Indexes that track these stocks notched single-digit increases, modest compared with the double-digit gains of the previous six months.

Against this backdrop, Vanguard Mid-Cap Growth Fund returned 4.83% for the fiscal half year. This was ahead of the average return of peer funds but behind the performance of the fund’s benchmark, the Russell Midcap Growth Index.

The stocks of companies in a range of industries from food products to semiconductors helped the fund’s performance. Disappointments among health care stocks hurt results.

Please note that one of the fund’s advisors, Chartwell Investment Partners, is now a subsidiary of TriState Capital Bank. There is no change to Chartwell’s investment approach, and Edward Antoian and John Heffern continue to manage Chartwell’s portion of the fund. Chartwell has advised Mid-Cap Growth Fund since 2006.

Recent progress has been sporadic, but stocks continued their climb

For the half year ended April 30, U.S. stocks returned almost 8%, notwithstanding the patches of turbulence the market has encountered in 2014. Technology stocks, for example, turned in a rocky performance amid concerns about pricey valuations. Poor economic data from China and the conflict in Ukraine also unsettled investors.

2

Global economic and political shifts are, of course, as inevitable as they are unpredictable. Broad diversification remains the best way to manage the risks they pose to your portfolio. As Joe Davis, our chief economist, noted recently, “Having a broader portfolio tends to moderate those individual issues and that’s always, I think, a valuable starting point for investors.”

International stocks, in aggregate, returned nearly 3%, with the developed markets of Europe faring best. The developed markets of the Pacific region and emerging markets, where China’s weakness was felt most, had negative returns.

Despite low yields, the bond market experienced a surprising rally

Bonds continued to emerge from the struggles that marked much of 2013,

when the market was roiled by worries about the prospect of the Federal Reserve reducing its stimulative bond-buying.

In January, however, when the reduction actually began, investors seemed to take the news in stride.

The broad U.S. taxable bond market returned 1.74%. The yield of the 10-year Treasury note ended the six months at 2.69%, up from 2.54% on October 31 but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 4.08% for the six months. Money market and savings accounts posted paltry returns as the Fed’s target for short-term interest rates remained at 0%–0.25%.

Market Barometer

	Total Returns
	Periods Ended April 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	8.25%	20.81%	19.52%
Russell 2000 Index (Small-caps)	3.08	20.50	19.84
Russell 3000 Index (Broad U.S. market)	7.83	20.78	19.54
FTSE All-World ex US Index (International)	2.84	9.77	13.22

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.74%	-0.26%	4.88%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.08	0.50	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.08

CPI
Consumer Price Index	1.51%	1.95%	2.14%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.33%.

As winds shift, the fund’s advisors stay true to their growth strategies

Value stocks outshone their growth counterparts in the six-month period, presenting a challenge for your fund, which, of course, pursues growth-style investing. For much of 2013, growth stocks, especially those of certain biotechnology, internet, and social media companies, notched robust advances. But the arrival of 2014 seemed to mark a shift in investors’ preferences, perhaps prompted by concerns that those high-flying biotech and tech stocks had gotten too expensive.

Value stocks tend to sell at relatively low prices in relation to their earnings or book value, reflecting the lower sales and earnings growth prospects of the underlying companies. Growth stocks, by contrast, typically have higher valuations because the issuing companies are expected to expand their businesses more quickly.

For the six months ended April 30, the Russell Midcap Growth Index returned 6.04%, compared with 9.69% for the Russell Midcap Value Index.

Value and growth stocks tend to alternate market leadership over time, and that will naturally affect your fund’s standing relative to the broad market indexes typically quoted

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.51%	1.30%

The fund expense ratio shown is from the prospectus dated February 25, 2014, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2014, the fund’s annualized expense ratio was 0.46%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Mid-Cap Growth Funds.

4

in investment commentary. (You can read more about the performance of growth versus value stocks in the box below.)

But these shifting winds don’t alter the strategies of the Mid-Cap Growth Fund’s advisors. Both Chartwell Investment

Partners and William Blair & Company are committed to investing primarily in mid-size companies that they believe have stronger-than-average earnings and revenue growth prospects.

Growth stocks versus value stocks: A case for both

Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 20 years in leading or lagging a broad market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Very generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks.
But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both.

Rolling 12-month return differences, 1994–2013

Note: “Rolling” means here that 12-month returns were calculated from the start of each month in the 20-year period ended
December 31, 2013.
Source: Vanguard.

5

For the six months, the fund had some striking pockets of strength, such as the food products industry, which was buoyed by investors’ hopes about an expanded market opportunity.

The fund also had success in the financial sector. Banks seemed to benefit from reduced debt, increased deposits, and improved lending conditions. Asset managers and insurance firms appeared to get a lift from the generally favorable investing climate.

In the technology sector, the fund’s returns were, on the whole, fairly modest, with the notable exception of shares of semiconductor companies. These stocks did well amid strong sales for the chip makers.

The fund had its share of stumbles, especially in the health care arena, where stocks of certain companies were hard hit by earnings disappointments. Please read the Advisors’ Report that follows this letter for more information about the fund’s performance and portfolio positioning.

Taking just a slice of the market can add risk to your portfolio

Like other Vanguard funds that are devoted to particular market-capitalization ranges, Vanguard Mid-Cap Growth Fund offers you a low-cost way to gain exposure to a specific segment of the market. These funds can do important work for an investor—by filling a gap in a portfolio, for example.

But keep in mind that by choosing just a slice of the market-cap pie, you’re also choosing to take on additional risk. Investors who depart from a market-proportional approach by overweighting a certain segment are exposing themselves to more volatility by reducing their portfolio’s level of diversification.

As I mentioned earlier, diversification is a powerful strategy for managing risk. Vanguard generally counsels that investors get exposure to large-, mid-, and small-cap stocks in a way that approximates the U.S. market to help ensure that their portfolio stays diversified.

As we say in Vanguard’s Principles for Investing Success, “Leadership among market segments changes constantly and rapidly, so investors must diversify both to mitigate losses and to participate in gains.” (You can read more about our investment principles at vanguard.com/research.)

You can achieve a balanced market-cap representation through a total stock fund, or you can assemble segment-specific funds in way that mirrors the overall market. Either way, appropriate diversification should remain paramount.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 14, 2014

6

Advisors’ Report

During the six months ended April 30, 2014, Vanguard Mid-Cap Growth Fund returned 4.83%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These comments were prepared on May 20, 2014.

Chartwell Investment Partners, Inc.

Portfolio Managers:

Edward N. Antoian, CFA, CPA,
Managing Partner

John A. Heffern, Managing Partner and
Senior Portfolio Manager

In the six months ended April 30, the financial markets shrugged off the impact of adverse weather and geopolitical tensions to advance. Investor confidence in the strength and stability of the economy was supported by the Federal Reserve’s decision to keep tapering its monthly bond-buying program. The market continued to focus on and reward companies that met or exceeded investor expectations.

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Chartwell Investment Partners,	49	1,506	Uses a bottom-up, fundamental, research-driven
Inc.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
William Blair & Company, L.L.C.	48	1,458	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	3	93	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Accordingly, we are navigating these uncertain times with a portfolio focused on mid-cap companies demonstrating above-average growth potential supported by good products and expanding markets. This approach leads to portfolio decisions that steadfastly reflect our bias toward quality, leadership, defensible margins, and a pattern of successful execution around growth-oriented business models.

Stock selection boosted returns in our top-performing sectors: technology, consumer services, and financial services. NXP Semiconductors, a broad-based maker of industrial and mixed-signal semiconductors, reported above-average seasonal results and issued strong guidance that propelled the stock higher.

Avago Technologies, an analog semiconductor provider, is in the midst of several good product cycles in the mobile handset, data center, and industrial markets. Increasing radio frequency filter content in premium smartphones, new content on the iPhone, and greater optical demand have generated better-than-expected earnings. The late-December acquisition of semiconductor designer LSI will also contribute to revenue in 2015 and beyond.

MGM Resorts International operates and owns casinos and resorts, primarily in the United States and China. Strong fourth-quarter results were driven by MGM China and ongoing improvement in the firm’s Las Vegas properties. Convention activity remains solid, and management expects this trend to continue. Basic-apparel company Hanesbrands gained from strong execution in core business segments, a potentially profitable acquisition, favorable capital allocation, and a 50% dividend increase.

Investments in two financial services companies also boosted the portfolio. Shareholders in Lazard, a global financial advisory and asset management firm, benefit from a straightforward operating model under which revenue growth can generate operating leverage and cash flow. Recent earnings reports and appealing capital allocations show the company is executing efficiently and is well-positioned for any improvement in global mergers-and-acquisitions activity.

Financial guarantor Assured Guaranty continues to heal from the global economic recession. Underwriting activity remains at a low ebb, but the company’s shares trade below book value and management has committed to repurchasing shares, which will add value over time.

Another good performer was United Rentals, which provides rental equipment to construction and industrial companies. The stock rose after a solid quarter, driven by volume and pricing gains. Keurig Green Mountain, a provider of personal beverage systems, advanced after the announcement of a ten-year partnership with Coca-Cola to develop its Keurig Cold platform. Keurig will be the exclusive partner for the

8

production and sale of Coca-Cola branded, single-serve, pod-based cold beverages, and Coca-Cola will own 10% of the company. This is a significant long-term growth opportunity.

Alaska Air Group, which includes Alaska Airlines and Horizon Air Industries, benefited from superior free cash flow compared to its peers, enabling it to generate better-than-expected shareholder returns.

The sectors detracting the most from performance were health care and energy. Leading pharmaceutical company Zoetis serves the production and companion animal market. Its stock retreated when the company lowered full-year earnings guidance after experiencing drought-impacted lower revenue growth and gross margin deterioration. Top pharmacy benefit manager Catamaran lowered its 2014 earnings guidance as questions about service quality affected its stock.

Denbury Resources, an independent exploration and production operator, has significant reserves. Its stock fell after the company announced plans to return capital to shareholders that did not include conversion to a master limited partnership. Gas-leveraged exploration and production company Cabot reacted in sympathy with a higher-than-forecast decline in natural gas pricing differentials. However, the company is expected to increase production by 40% to 50% in 2014.

William Blair & Company, L.L.C.

Portfolio Managers:

Robert C. Lanphier, Principal

David Ricci, CFA, Principal

U.S. mid-cap growth stocks, as determined by the Russell Midcap Growth Index, returned 6.04% during the six months ended April 30, 2014.

Although generally positive, the market environment over the period was somewhat volatile. After closing 2013 with strong returns, the market pulled back in late January. Weaker-than-expected economic data in the United States and China, global political tensions, and concerns regarding emerging markets’ growth prospects rattled investors.

The rapid recovery in February was supported by better-than-expected corporate earnings, a U.S. debt ceiling resolution, and increasingly transparent Federal Reserve policy. However, Fed comments surrounding the future trajectory of interest rates prompted a style rotation in mid-March. The market turned away from higher-growth companies toward cheaper stocks with lower growth prospects. This dynamic persisted through April.

Our challenges during the period stemmed from a combination of stock selection and style issues. The market’s preference for cheaper stocks, particularly

9

in March and April, hampered performance, as our portfolio typically underweights companies with lower valuations. In the information technology sector, our usual underweighting of semiconductors and overweighting of software and services also worked against us, as did stock selection. Notable detractors within the sector included Guidewire Software, Neustar, and Genpact.

From a stock perspective, the largest individual detractor was Lululemon Athletica. Business momentum disappointed investors, partly because of product availability issues and aggressive promotions by competitors.

Keurig Green Mountain (consumer staples) was our top contributor. The primary driver of its performance over the period was the announcement of a ten-year agreement with Coca-Cola to bring Coke’s global brand portfolio to the forthcoming Keurig Cold at-home beverage system. We view the deal favorably because of the access it provides to Coke’s vast product portfolio and powerful global distribution network, the nonexclusive deal terms, and the size of the global soft-drink market opportunity.

Stock selection in financials was also beneficial, with our position in LPL Financial Holdings helping notably. Other strong performers included O’Reilly Automotive (consumer discretionary) and Akamai Technologies (information technology).

March 2014 marked the five-year anniversary of the current bull market, which has been driven by a rebound in corporate profitability and considerable expansion in U.S. equity valuation multiples. With limited opportunity for further multiple expansion, future equity performance will be largely dependent on earnings growth. Thus far in the cycle, the dominant driver of earnings growth has been higher profit margins achieved through cost containment; going forward, revenue growth will be critical.

Our focus remains on identifying high-quality companies whose stocks trade at attractive valuations relative to the expected growth and consistency of their businesses. Despite disappointing relative performance in recent periods, we believe the portfolio remains well-suited to add value over the long term.

After the market’s impressive five-year run, we would expect equity returns to moderate to more sustainable levels. At the same time, we do not expect the market’s current preference for lower valuations to continue, as such periods historically have been short-lived. A normalization of these factors, together with improved stock selection, should allow us to return to our long history of adding value for our clients.

10

Mid-Cap Growth Fund

Fund Profile
As of April 30, 2014

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	117	508	3,664
Median Market Cap	$7.5B	$11.6B	$47.3B
Price/Earnings Ratio	26.2x	26.0x	19.7x
Price/Book Ratio	3.9x	4.8x	2.6x
Return on Equity	15.9%	19.2%	17.4%
Earnings Growth
Rate	20.7%	16.8%	12.4%
Dividend Yield	0.6%	1.1%	1.9%
Foreign Holdings	1.7%	0.0%	0.0%
Turnover Rate
(Annualized)	84%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.51%	—	—
30-Day SEC Yield	0.09%	—	—
Short-Term Reserves	1.9%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Consumer
Discretionary	20.0%	24.2%	12.6%
Consumer Staples	4.6	8.3	8.6
Energy	3.3	6.9	9.9
Financials	10.5	9.0	17.3
Health Care	16.6	13.4	12.8
Industrials	18.6	15.4	11.6
Information
Technology	21.7	15.7	17.9
Materials	2.4	6.0	3.9
Telecommunication
Services	2.2	0.7	2.2
Utilities	0.1	0.4	3.2

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.96	0.90
Beta	0.94	1.06
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
SBA Communications	Wireless
Corp.	Telecommunication
	Services	2.1%
Vantiv Inc.	Data Processing &
	Outsourced Services	1.8
Perrigo Co. plc	Pharmaceuticals	1.7
Keurig Green Mountain	Packaged Foods &
Inc.	Meats	1.5
MGM Resorts
International	Casinos & Gaming	1.5
F5 Networks Inc.	Communications
	Equipment	1.5
Gartner Inc.	IT Consulting &
	Other Services	1.4
Thermo Fisher Scientific	Life Sciences Tools &
Inc.	Services	1.4
Intercontinental-
Exchange Group Inc.	Specialized Finance	1.4
O'Reilly Automotive Inc.	Automotive Retail	1.4
Top Ten		15.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 25, 2014, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2014, the annualized expense ratio was 0.46%.

11

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2003, Through April 30, 2014

Note: For 2014, performance data reflect the six months ended April 30, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	22.29%	22.99%	9.69%

See Financial Highlights for dividend and capital gains information.

12

Mid-Cap Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.0%)[1]
Consumer Discretionary (19.1%)
*	MGM Resorts
	International	1,828,150	46,124
*	O’Reilly Automotive Inc.	282,100	41,974
	Six Flags Entertainment
	Corp.	895,355	35,940
	Dick’s Sporting Goods Inc.	670,825	35,326
*	Dollar General Corp.	614,826	34,701
	Williams-Sonoma Inc.	473,033	29,716
	Brunswick Corp.	680,425	27,346
	Advance Auto Parts Inc.	219,800	26,659
	Harley-Davidson Inc.	356,600	26,367
	Lennar Corp. Class A	678,820	26,196
	Cheesecake Factory Inc.	570,250	25,598
	Hanesbrands Inc.	307,395	25,234
	Carter’s Inc.	341,225	25,135
*	Fossil Group Inc.	225,300	24,028
	VF Corp.	381,380	23,298
*	Norwegian Cruise Line
	Holdings Ltd.	639,150	20,945
	Wyndham Worldwide Corp.	281,000	20,046
	Ralph Lauren Corp.
	Class A	118,865	17,993
	Interpublic Group of
	Cos. Inc.	998,580	17,395
	Tractor Supply Co.	233,675	15,712
*,^	Lululemon Athletica Inc.	322,200	14,799
*	Chipotle Mexican Grill Inc.
	Class A	28,900	14,407
	BorgWarner Inc.	101,704	6,320
	Tiffany & Co.	24,400	2,135
			583,394
Consumer Staples (4.4%)
	Keurig Green Mountain Inc.	505,337	47,340
	Mead Johnson Nutrition Co.	381,200	33,645
	Church & Dwight Co. Inc.	460,500	31,779
*	Hain Celestial Group Inc.	258,831	22,264
			135,028

Energy (3.1%)
	Cabot Oil & Gas Corp.	568,980	22,350
	Range Resources Corp.	240,200	21,726
*	FMC Technologies Inc.	353,900	20,066
*	Whiting Petroleum Corp.	242,700	17,892
	Helmerich & Payne Inc.	104,833	11,390
			93,424
Financials (9.6%)
	IntercontinentalExchange
	Group Inc.	205,985	42,112
*	Affiliated Managers Group
	Inc.	176,590	35,000
	Synovus Financial Corp.	9,135,605	29,325
*	E*TRADE Financial Corp.	1,204,888	27,050
	Assured Guaranty Ltd.	1,046,450	25,021
	Lazard Ltd. Class A	515,735	24,265
	LPL Financial Holdings Inc.	481,114	22,781
	SEI Investments Co.	661,725	21,427
*	Signature Bank	156,684	18,617
	Invesco Ltd.	526,758	18,547
*	Portfolio Recovery
	Associates Inc.	262,700	15,013
	PrivateBancorp Inc.	530,825	14,635
			293,793
Health Care (15.9%)
	Perrigo Co. plc	362,275	52,479
	Thermo Fisher Scientific
	Inc.	375,825	42,844
*	BioMarin Pharmaceutical
	Inc.	681,070	39,659
*	IDEXX Laboratories Inc.	302,294	38,222
*	Actavis plc	151,775	31,012
*	Sirona Dental Systems Inc.	405,200	30,479
*	Cerner Corp.	509,675	26,146
*	Catamaran Corp.	675,250	25,491
*	Salix Pharmaceuticals Ltd.	206,725	22,740
*	HMS Holdings Corp.	1,404,178	22,706
	HealthSouth Corp.	645,131	22,347
	Techne Corp.	220,300	19,675

13

Mid-Cap Growth Fund

			Market
			Value
		Shares	($000)
*	ICON plc	499,275	19,357
*	Covance Inc.	215,350	19,011
*	Medivation Inc.	305,200	18,376
*	Alexion Pharmaceuticals
	Inc.	103,350	16,350
*	Bruker Corp.	722,775	14,932
*	Mettler-Toledo
	International Inc.	59,895	13,963
*	Align Technology Inc.	220,300	11,101
			486,890
Industrials (17.7%)
	Equifax Inc.	576,665	40,834
*	Stericycle Inc.	330,590	38,494
*	Old Dominion Freight Line
	Inc.	626,400	37,979
	Alaska Air Group Inc.	377,775	35,541
*	United Rentals Inc.	323,570	30,360
	Fortune Brands Home &
	Security Inc.	723,800	28,843
	Fastenal Co.	552,635	27,676
*	B/E Aerospace Inc.	288,755	25,344
*	Hertz Global Holdings Inc.	880,300	25,062
	TransDigm Group Inc.	138,900	24,706
*	Jacobs Engineering Group
	Inc.	420,900	24,286
	Flowserve Corp.	326,040	23,817
	Nordson Corp.	313,475	23,307
	AMETEK Inc.	433,700	22,865
*	IHS Inc. Class A	183,875	22,181
	Waste Connections Inc.	488,890	21,834
*	Genesee & Wyoming Inc.
	Class A	189,170	18,730
*	WESCO International Inc.	213,229	18,717
	Manpowergroup Inc.	229,200	18,643
*	Verisk Analytics Inc.
	Class A	244,460	14,689
	JB Hunt Transport
	Services Inc.	108,500	8,257
	Hubbell Inc. Class B	64,900	7,640
			539,805
Information Technology (20.6%)
*	Vantiv Inc. Class A	1,752,712	53,896
*	F5 Networks Inc.	430,250	45,249
*	Gartner Inc.	625,785	43,142
*	NXP Semiconductor NV	569,950	33,980
*	PTC Inc.	881,155	31,167
*	Red Hat Inc.	589,500	28,679
*	Akamai Technologies Inc.	515,700	27,368
*	Cognizant Technology
	Solutions Corp. Class A	552,120	26,449
	FactSet Research Systems
	Inc.	246,200	26,220
*	Trimble Navigation Ltd.	670,030	25,749
*	Informatica Corp.	708,725	25,124

*	SolarWinds Inc.	588,800	23,740
*	Genpact Ltd.	1,351,790	22,791
*	ANSYS Inc.	292,072	22,288
*	Pandora Media Inc.	915,100	21,432
*	Guidewire Software Inc.	565,700	21,361
*	CoStar Group Inc.	125,779	20,237
*,^	IPG Photonics Corp.	305,200	19,725
*	FleetCor Technologies Inc.	159,798	18,238
*	NCR Corp.	539,275	16,453
	Amphenol Corp. Class A	169,800	16,191
	Avago Technologies Ltd.
	Class A	249,450	15,840
*	NeuStar Inc. Class A	470,827	12,110
*	Fortinet Inc.	532,675	11,708
*	Electronics For Imaging Inc.	242,900	9,179
*,^	3D Systems Corp.	151,900	7,191
*	Finisar Corp.	187,245	4,897
			630,404
Materials (2.2%)
	Airgas Inc.	300,912	31,975
	Cytec Industries Inc.	277,400	26,442
	International Flavors &
	Fragrances Inc.	76,878	7,574
			65,991
Other (0.3%)
2	Vanguard Mid-Cap Growth
	ETF	100,223	9,081

Telecommunication Services (2.1%)
*	SBA Communications
	Corp. Class A	729,925	65,518
Total Common Stocks
(Cost $2,370,389)			2,903,328
Temporary Cash Investments (5.1%)[1]
Money Market Fund (4.9%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.124%	150,761,008	150,761

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.075%, 6/6/14	600	600
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.075%, 6/24/14	400	400
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.090%, 7/16/14	3,100	3,099

14

Mid-Cap Growth Fund

	Face	Market
	Amount	Value
	($000)	($000)
5 Federal Home Loan
Bank Discount Notes,
0.055%, 7/30/14	1,000	1,000
		5,099
Total Temporary Cash Investments
(Cost $155,860)		155,860
Total Investments (100.1%)
(Cost $2,526,249)		3,059,188
Other Assets and Liabilities (-0.1%)
Other Assets		72,234
Liabilities[4]		(74,894)
		(2,660)
Net Assets (100%)
Applicable to 125,246,266 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,056,528
Net Asset Value Per Share		$24.40

At April 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,277,322
Overdistributed Net Investment Income	(1,955)
Accumulated Net Realized Gains	249,022
Unrealized Appreciation (Depreciation)
Investment Securities	532,939
Futures Contracts	(800)
Net Assets	3,056,528

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $12,094,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.8% and 2.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $12,248,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $3,599,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Mid-Cap Growth Fund

Statement of Operations

Six Months Ended
April 30, 2014
($000)
Investment Income
Income
Dividends[1]	8,357
Interest[1]	90
Securities Lending	220
Total Income	8,667
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,085
Performance Adjustment	(225)
The Vanguard Group—Note C
Management and Administrative	3,727
Marketing and Distribution	315
Custodian Fees	20
Shareholders’ Reports	9
Trustees’ Fees and Expenses	3
Total Expenses	6,934
Expenses Paid Indirectly	(149)
Net Expenses	6,785
Net Investment Income	1,882
Realized Net Gain (Loss)
Investment Securities Sold[1]	245,099
Futures Contracts	8,329
Realized Net Gain (Loss)	253,428
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(113,582)
Futures Contracts	(4,555)
Change in Unrealized Appreciation (Depreciation)	(118,137)
Net Increase (Decrease) in Net Assets Resulting from Operations	137,173
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,000, $88,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,882	4,714
Realized Net Gain (Loss)	253,428	297,724
Change in Unrealized Appreciation (Depreciation)	(118,137)	353,334
Net Increase (Decrease) in Net Assets Resulting from Operations	137,173	655,772
Distributions
Net Investment Income	(782)	(7,620)
Realized Capital Gain[1]	(278,523)	(118,662)
Total Distributions	(279,305)	(126,282)
Capital Share Transactions
Issued	351,198	533,350
Issued in Lieu of Cash Distributions	271,687	122,777
Redeemed	(260,819)	(478,266)
Net Increase (Decrease) from Capital Share Transactions	362,066	177,861
Total Increase (Decrease)	219,934	707,351
Net Assets
Beginning of Period	2,836,594	2,129,243
End of Period[2]	3,056,528	2,836,594
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $86,619,000 and $32,409,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,955,000) and ($3,055,000).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$25.72	$20.95	$19.40	$17.54	$13.86	$11.82
Investment Operations
Net Investment Income	.019	.048	.041	.040[1]	.001	.021[2]
Net Realized and Unrealized Gain (Loss)
on Investments	1.160	5.965	1.892	1.840	3.697	2.059
Total from Investment Operations	1.179	6.013	1.933	1.880	3.698	2.080
Distributions
Dividends from Net Investment Income	(. 007)	(. 075)	(. 030)	(. 020)	(. 018)	(. 040)
Distributions from Realized Capital Gains	(2.492)	(1.168)	(.353)	—	—	—
Total Distributions	(2.499)	(1.243)	(.383)	(.020)	(.018)	(.040)
Net Asset Value, End of Period	$24.40	$25.72	$20.95	$19.40	$17.54	$13.86

Total Return[3]	4.83%	30.32%	10.24%	10.72%	26.70%	17.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,057	$2,837	$2,129	$1,804	$1,562	$1,229
Ratio of Total Expenses to
Average Net Assets[4]	0.46%	0.51%	0.54%	0.53%	0.51%	0.60%
Ratio of Net Investment Income to
Average Net Assets	0.13%	0.19%	0.19%	0.20%[1]	0.00%	0.16%[2]
Portfolio Turnover Rate	84%	83%	97%	127%	88%	125%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.19%, respectively, resulting from a special dividend from TransDigm Group Inc. in October 2009.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.02%, 0.04%, 0.01%, (0.01%) and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2014, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and for the period ended April 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

19

Mid-Cap Growth Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Chartwell Investment Partners, Inc., and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Chartwell Investment Partners, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index. The basic fee of William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell MidCap Growth Index.

20

Mid-Cap Growth Fund

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $225,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2014, the fund had contributed capital of $334,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2014, these arrangements reduced the fund’s expenses by $149,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,903,328	—	—
Temporary Cash Investments	150,761	5,099	—
Futures Contracts—Assets[1]	487	—	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	3,054,575	5,099	—
1 Represents variation margin on the last day of the reporting period.

21

Mid-Cap Growth Fund

F. At April 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Midcap 400 Index	June 2014	617	83,486	(799)
S&P 500 Index	June 2014	30	2,817	(1)
				(800)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2014, the cost of investment securities for tax purposes was $2,526,249,000. Net unrealized appreciation of investment securities for tax purposes was $532,939,000 consisting of unrealized gains of $595,044,000 on securities that had risen in value since their purchase and $62,105,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2014, the fund purchased $1,296,808 of investment securities and sold $1,219,211,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
	Shares	Shares
	(000)	(000)
Issued	14,044	23,286
Issued in Lieu of Cash Distributions	11,415	6,078
Redeemed	(10,519)	(20,687)
Net Increase (Decrease) in Shares Outstanding	14,940	8,677

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2014, that would require recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended April 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	10/31/2013	4/30/2014	Period
Based on Actual Fund Return	$1,000.00	$1,048.29	$2.34
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.51	2.31

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Mid-Cap Growth Fund has renewed the fund’s investment advisory arrangements with Chartwell Investment Partners (Chartwell) and William Blair & Company, L.L.C. (William Blair & Company). In addition, the board approved a new advisory agreement with Chartwell for the reasons described below.

In March 2014, Chartwell was acquired by TriState Capital Holdings, Inc. (TriState Capital). The acquisition resulted in what is legally referred to as a change in control of Chartwell. This change constituted an “assignment” under the Investment Company Act of 1940 and triggered the automatic termination of Chartwell’s former advisory agreement with the fund. The board of trustees approved a new advisory agreement to allow for an uninterrupted advisory relationship between Chartwell and the fund. The new agreement is identical in all material respects to the former agreement with Chartwell except for the date of the agreement and a change to the Chartwell entity name from Chartwell Investment Partners, L.P., to Chartwell Investment Partners, Inc.

The board determined that renewing and approving the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services, and took into account the organizational depth and stability of each advisor. The board noted the following:

Chartwell. Chartwell, founded in 1997, is a wholly owned subsidiary of TriState Capital. The firm has expertise in small- and mid-cap equity management and employs a fundamental bottom-up strategy in seeking companies with superior growth potential that are trading at reasonable valuations. Chartwell uses a team approach to managing assets. The team invests in companies that have demonstrated strong earnings-per-share growth and have achieved strong competitive positions while serving a meaningful customer base. The team will invest opportunistically when stocks are attractively valued, yet it will concentrate holdings in those companies best positioned for rapid growth, all with an intermediate-term time horizon in mind. Chartwell has advised a portion of the fund since 2006.

William Blair & Company. Founded in 1935, William Blair & Company is an independently owned, full-service investment firm. The firm’s investment process relies on thorough in-depth fundamental analysis. Based on this process, the advisor invests in companies that it believes are high quality and have sustainable, above-average growth. In selecting stocks, the advisor considers a company’s leadership position within the market it serves, the quality of its products or services, its return on equity, its accounting policies, and the quality of the management team. William Blair & Company has advised a portion of the fund since 2006.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

25

Investment performance

The board considered the fund’s performance since 2006 (when the advisors began managing the fund), including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Chartwell or William Blair & Company in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Chartwell and William Blair & Company. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3012 062014

Semiannual Report | April 30, 2014

Vanguard High Dividend Yield Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2014
Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	8.72%
ETF Shares
Market Price	8.68
Net Asset Value	8.76
FTSE High Dividend Yield Index	8.80
Equity Income Funds Average	7.54

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2013, Through April 30, 2014

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$23.83	$25.53	$0.360	$0.000
ETF Shares	60.16	64.45	0.933	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2014, Vanguard High Dividend Yield Index Fund returned 8.72% for Investor Shares and 8.76% for ETF Shares based on net asset value. The fund met its objective of closely tracking the performance of its target, the FTSE High Dividend Yield Index. The fund’s return was a bit better than that of the broad U.S. stock market and the average return of its peers.

At the period’s close, the 30-day SEC yield of the fund’s Investor Shares was 2.92%, compared with the 1.74% yield of the broad stock market as measured by Investor Shares of Vanguard Total Stock Market Index Fund.

The fund posted positive results in nine of ten market sectors. Technology stocks were the leading contributor to returns.

Recent progress has been sporadic, but stocks continued their climb

For the half year ended April 30, U.S. stocks returned almost 8%, notwithstanding the patches of turbulence the market has encountered in 2014. Technology stocks, for example, turned in a rocky performance amid concerns about pricey valuations. Poor economic data from China and the conflict in Ukraine also unsettled investors.

Global economic and political shifts are, of course, as inevitable as they are unpredictable. Broad diversification remains the best way of managing the risks they pose to your portfolio. As Joe Davis, our chief economist, noted recently, “Having a

2

broader portfolio tends to moderate those individual issues and that’s always, I think, a valuable starting point for investors.”

International stocks, in aggregate, returned nearly 3%, with the developed markets of Europe faring the best. The developed markets of the Pacific region and emerging markets, where China’s weakness was felt most, had negative returns.

Despite low yields, the bond market experienced a surprising rally

Bonds continued to emerge from the struggles that marked much of 2013, when the market was roiled by worries about the prospect of the Federal Reserve reducing its stimulative bond-buying. In January, however, when the Fed actually started to trim purchases, investors seemed to take the news in stride.

The broad U.S. taxable bond market returned 1.74%. The yield of the 10-year Treasury note ended the six months at 2.69%, up from 2.54% on October 31 but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 4.08% for the six months. Money market and savings accounts posted paltry returns as the Fed’s target for short-term interest rates remained at 0%–0.25%.

Market Barometer

	Total Returns
	Periods Ended April 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	8.25%	20.81%	19.52%
Russell 2000 Index (Small-caps)	3.08	20.50	19.84
Russell 3000 Index (Broad U.S. market)	7.83	20.78	19.54
FTSE All-World ex US Index (International)	2.84	9.77	13.22

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.74%	-0.26%	4.88%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.08	0.50	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.08

CPI
Consumer Price Index	1.51%	1.95%	2.14%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.33%.

Technology provided robust returns and took on a larger presence

Technology turned in the best performance among the fund’s ten sectors, returning about 15%. The sector, which encompasses hardware and software makers and computer service companies, became the fund’s largest by market value primarily because Apple was included in the index following the March reconstitution.

(You can read more about the index’s construction and maintenance in the accompanying box.)

The next-best performing sector was utilities, long a dividend-paying mainstay, which returned about 13%. Another relatively small sector, basic materials, was the third-best performer, returning about 12%. Three larger sectors, health care (+11%), oil and gas (+10%), and financials (+9%), performed better than the fund overall.

On the lower end of the return spectrum were industrials (+8%), consumer services (+6%), consumer goods (+3%), and telecommunications (–1%). The two consumer-related sectors were hindered by tepid holiday sales, and by severe winter weather that crimped sales overall across much of the United States.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.19%	0.10%	1.22%

The fund expense ratios shown are from the prospectus dated February 25, 2014, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2014, the fund’s annualized expense ratios were 0.18% for Investor Shares and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2013.

Peer group: Equity Income Funds.

4

What’s inside your fund’s benchmark index?

As an investor in an index fund, you can better understand your investment by knowing how the fund’s benchmark index is put together. Your fund’s benchmark, the FTSE High Dividend
Yield Index, included 390 stocks as of March 31, 2014. But how were those stocks selected?

In this case, FTSE Group, the index provider, starts with stocks from the FTSE US Total
Market Index series. Real estate investment trusts (REITs), whose income generally does not qualify for favorable tax treatment, are removed, as are stocks that do not pay a dividend.
The remaining stocks are ranked by forecasted annual dividend yield, and FTSE uses this group of stocks to build the index. FTSE selects the highest forecasted dividend payers, cutting off the list once the companies included represent 50% of the cumulative market capitalization of the group’s publicly traded shares. After the constituents are determined, their weightings in the benchmark are determined by each stock’s current market cap.

The focus on above-average current dividends means that the composition of the index—
and hence of your fund—differs significantly from that of the broad U.S. stock market.
In addition, the exposure to technology, which has historically been lower than in the broad market, increased recently by about 6 percentage points to almost 16% after the FTSE benchmark’s most recent reconstitution in March 2014. (The index is rebalanced twice a year.) After the March rebalancing, Apple became the index’s largest weight at almost 6%.
In July 2012, Apple paid its first dividend in nearly two decades. Since then, the company has distributed a dividend every quarter and as of March 31 had a dividend yield of 2.20%.

Another notable sector is financials, which historically has been a large source of dividends.
Since the financial crisis in 2008–2009, some financial companies have reduced or eliminated their dividend payouts and have retained those earnings to strengthen their balance sheets.

How your fund’s index compares with a broad U.S. stock index

	FTSE High Dividend
Equity sector	Yield Index	CRSP US Total Market Index
Basic materials	3.7%	3.1%
Consumer goods	13.5	9.9
Consumer services	6.3	13.2
Financials	12.9	18.7
Health care	11.4	12.2
Industrials	12.4	13.2
Oil & gas	11.4	9.1
Technology	15.7	15.2
Telecommunications	5.1	2.2
Utilities	7.6	3.2
Notes: Sector categories are based on the Industry Classification Benchmark system. Percentages are as of March 31, 2014.
Source: Vanguard.

5

Taking only a slice of the market can add risk to your portfolio

Like other Vanguard funds devoted to segments of the market, Vanguard High Dividend Yield Index Fund offers you a low-cost, transparent way to gain exposure to a particular group of stocks. These funds can do important work for an investor—filling in a gap in a portfolio, for example.

But keep in mind that by choosing just a slice of the market, you’re also choosing to take on additional risk. Investors who depart from a market-proportional approach by overweighting a certain segment of the market are exposing themselves to more volatility by reducing their portfolio’s diversification.

Diversification is, of course, a powerful strategy for managing risk. Vanguard generally counsels that investors get exposure to large-, mid-, and small-capitalization stocks in a way that approximates the U.S. stock market, because this approach helps ensure that they stay diversified.

As we say in Vanguard’s Principles for Investing Success: “Leadership among market segments changes constantly and rapidly, so investors must diversify both to mitigate losses and to participate in gains.” (You can read more about our investment principles at vanguard.com/research.)

You can achieve balanced market-cap representation through a total-market stock fund, or you can assemble segment-specific funds in a way that mirrors the overall market. Either way, appropriate diversification should remain paramount.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 13, 2014

6

High Dividend Yield Index Fund

Fund Profile
As of April 30, 2014

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VHDYX	VYM
Expense Ratio[1]	0.19%	0.10%
30-Day SEC Yield	2.92%	3.00%

Portfolio Characteristics
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	391	390	3,664
Median Market Cap	$132.7B	$132.7B	$47.3B
Price/Earnings Ratio	16.2x	16.2x	19.7x
Price/Book Ratio	2.6x	2.6x	2.6x
Return on Equity	21.0%	21.0%	17.4%
Earnings Growth
Rate	10.3%	10.3%	12.4%
Dividend Yield	3.1%	3.1%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	13%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	1.00	0.84
Beta	1.00	0.73
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	6.4%
Exxon Mobil Corp.	Integrated Oil & Gas	5.4
Microsoft Corp.	Software	3.7
Johnson & Johnson	Pharmaceuticals	3.4
General Electric Co.	Diversified Industrials	3.3
Wells Fargo & Co.	Banks	3.2
Chevron Corp.	Integrated Oil & Gas	2.9
Procter & Gamble Co.	Nondurable
	Household Products	2.7
JPMorgan Chase & Co.	Banks	2.6
Pfizer Inc.	Pharmaceuticals	2.4
Top Ten		36.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2014, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2014, the annualized expense ratios were 0.18% for Investor Shares and 0.10% for ETF Shares.

7

High Dividend Yield Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Basic Materials	3.7%	3.7%	3.1%
Consumer Goods	13.6	13.6	10.1
Consumer Services	6.2	6.2	12.9
Financials	12.3	12.3	18.3
Health Care	11.3	11.3	12.1
Industrials	12.4	12.4	13.2
Oil & Gas	11.7	11.7	9.7
Technology	16.0	16.0	14.9
Telecommunications	5.0	5.0	2.4
Utilities	7.8	7.8	3.3

8

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 16, 2006, Through April 30, 2014

Note: For 2014, performance data reflect the six months ended April 30, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	11/16/2006	18.56%	21.63%	6.18%
ETF Shares	11/10/2006
Market Price		18.67	21.80	6.42
Net Asset Value		18.65	21.76	6.42

See Financial Highlights for dividend and capital gains information.

9

High Dividend Yield Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.7%)[1]
Basic Materials (3.7%)
EI du Pont de Nemours
& Co.	1,260,425	84,852
Dow Chemical Co.	1,659,705	82,819
LyondellBasell Industries
NV Class A	629,639	58,242
Freeport-McMoRan
Copper & Gold Inc.	1,423,428	48,923
Air Products &
Chemicals Inc.	290,320	34,118
International Paper Co.	601,865	28,077
Nucor Corp.	434,106	22,465
Newmont Mining Corp.	671,906	16,683
RPM International Inc.	181,985	7,763
Avery Dennison Corp.	132,515	6,448
Huntsman Corp.	220,330	5,519
Steel Dynamics Inc.	285,748	5,221
Compass Minerals
International Inc.	45,578	4,175
^ Cliffs Natural
Resources Inc.	209,739	3,717
Olin Corp.	104,947	2,949
Commercial Metals Co.	142,788	2,742
Tronox Ltd. Class A	85,455	2,094
Innophos Holdings Inc.	29,660	1,674
A Schulman Inc.	40,050	1,439
Koppers Holdings Inc.	24,107	1,029
		420,949
Consumer Goods (13.6%)
Procter & Gamble Co.	3,727,629	307,716
Coca-Cola Co.	5,802,281	236,675
Philip Morris
International Inc.	2,173,874	185,714
PepsiCo Inc.	2,087,852	179,326
Altria Group Inc.	2,756,293	110,555
Ford Motor Co.	5,281,840	85,302
Kimberly-Clark Corp.	522,249	58,622

Kraft Foods Group Inc.	807,398	45,909
General Mills Inc.	856,545	45,414
Lorillard Inc.	496,797	29,520
Reynolds American Inc.	426,869	24,088
Kellogg Co.	337,819	22,576
Genuine Parts Co.	213,365	18,588
Stanley Black & Decker Inc.	212,919	18,288
Mattel Inc.	464,248	18,205
ConAgra Foods Inc.	578,573	17,652
Coach Inc.	380,497	16,989
Clorox Co.	177,937	16,139
Dr Pepper Snapple
Group Inc.	270,434	14,987
Autoliv Inc.	130,730	13,332
Campbell Soup Co.	249,011	11,327
Molson Coors Brewing
Co. Class B	184,093	11,040
Hasbro Inc.	159,180	8,796
Ingredion Inc.	92,977	6,550
Leggett & Platt Inc.	191,203	6,283
Tupperware Brands Corp.	63,194	5,366
Flowers Foods Inc.	239,143	4,907
Scotts Miracle-Gro
Co. Class A	49,041	3,002
B&G Foods Inc.	72,252	2,370
HNI Corp.	58,956	2,077
Cosan Ltd.	170,329	2,066
Steelcase Inc. Class A	125,183	2,063
Vector Group Ltd.	92,610	1,973
Universal Corp.	31,602	1,724
Schweitzer-Mauduit
International Inc.	39,360	1,718
Snyders-Lance Inc.	62,207	1,652
MDC Holdings Inc.	49,739	1,373
Knoll Inc.	57,260	1,042
Superior Industries
International Inc.	30,443	644
National Presto Industries Inc.	6,985	505
		1,542,075

10

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Consumer Services (6.2%)
Wal-Mart Stores Inc.	2,224,395	177,307
McDonald’s Corp.	1,357,499	137,623
Time Warner Cable Inc.	381,130	53,915
Target Corp.	865,565	53,449
Las Vegas Sands Corp.	557,216	44,092
Sysco Corp.	797,685	29,060
Omnicom Group Inc.	354,433	23,988
Wynn Resorts Ltd.	111,615	22,757
Carnival Corp.	571,295	22,458
Kohl’s Corp.	273,007	14,958
Staples Inc.	896,207	11,203
Safeway Inc.	315,755	10,755
H&R Block Inc.	371,719	10,564
Best Buy Co. Inc.	379,808	9,848
Darden Restaurants Inc.	177,851	8,841
Gannett Co. Inc.	313,861	8,528
GameStop Corp. Class A	158,842	6,303
KAR Auction Services Inc.	187,599	5,587
Six Flags Entertainment
Corp.	130,598	5,242
Cablevision Systems Corp.
Class A	256,599	4,285
Cinemark Holdings Inc.	143,152	4,240
International Game
Technology	337,628	4,237
Cracker Barrel Old Country
Store Inc.	30,349	2,875
American Eagle
Outfitters Inc.	248,415	2,872
Hillenbrand Inc.	85,726	2,606
Guess? Inc.	87,787	2,362
Meredith Corp.	49,581	2,185
Rent-A-Center Inc.	73,440	2,145
Regal Entertainment
Group Class A	110,857	2,084
DineEquity Inc.	23,748	1,800
Bob Evans Farms Inc.	36,084	1,691
^ Arcos Dorados Holdings
Inc. Class A	176,507	1,608
Copa Holdings SA Class A	11,382	1,540
Buckle Inc.	32,656	1,535
National CineMedia Inc.	82,163	1,248
Cato Corp. Class A	32,020	912
Weis Markets Inc.	17,249	795
CTC Media Inc.	82,146	712
Stage Stores Inc.	34,878	669
Harte-Hanks Inc.	54,518	438
Speedway Motorsports Inc.	19,304	351
Schawk Inc. Class A	14,333	287
		699,955
Financials (12.2%)
Wells Fargo & Co.	7,253,154	360,047
JPMorgan Chase & Co.	5,210,790	291,700
PNC Financial Services
Group Inc.	728,940	61,260

BlackRock Inc.	174,386	52,490
Prudential Financial Inc.	636,362	51,342
ACE Ltd.	465,059	47,585
Travelers Cos. Inc.	484,824	43,915
Aflac Inc.	604,891	37,939
Marsh & McLennan
Cos. Inc.	756,104	37,283
BB&T Corp.	965,380	36,038
CME Group Inc.	432,516	30,445
Fifth Third Bancorp	1,172,339	24,162
Invesco Ltd.	593,729	20,905
M&T Bank Corp.	156,861	19,139
Principal Financial
Group Inc.	404,538	18,949
SLM Corp.	587,681	15,133
Western Union Co.	763,795	12,121
Fidelity National Financial
Inc. Class A	376,400	12,113
Huntington
Bancshares Inc.	1,150,954	10,543
Willis Group Holdings plc	243,909	9,998
Arthur J Gallagher & Co.	215,372	9,696
Cincinnati Financial Corp.	194,427	9,476
New York Community
Bancorp Inc.	579,054	8,923
PartnerRe Ltd.	70,761	7,458
Lazard Ltd. Class A	140,681	6,619
Axis Capital Holdings Ltd.	144,466	6,609
People’s United
Financial Inc.	425,548	6,077
Cullen/Frost Bankers Inc.	71,672	5,476
Old Republic International
Corp.	329,786	5,461
PacWest Bancorp	132,313	5,209
FirstMerit Corp.	222,776	4,320
BankUnited Inc.	127,362	4,202
First Niagara Financial
Group Inc.	462,387	4,124
Validus Holdings Ltd.	104,863	3,887
ProAssurance Corp.	84,180	3,823
Hancock Holding Co.	112,427	3,792
Umpqua Holdings Corp.	216,255	3,596
Federated Investors Inc.
Class B	124,033	3,540
Hanover Insurance
Group Inc.	60,310	3,525
Bank of Hawaii Corp.	59,156	3,264
Fulton Financial Corp.	267,561	3,262
Janus Capital Group Inc.	258,484	3,135
Endurance Specialty
Holdings Ltd.	56,565	2,875
FNB Corp.	215,081	2,676
Glacier Bancorp Inc.	102,010	2,618
Valley National Bancorp	260,140	2,607
Susquehanna
Bancshares Inc.	246,409	2,553

11

High Dividend Yield Index Fund

			Market
			Value
		Shares	($000)
	Capitol Federal Financial Inc.	199,544	2,403
	United Bankshares Inc.	79,879	2,336
	Iberiabank Corp.	33,494	2,107
	Kemper Corp.	53,187	2,096
	Home Loan Servicing
	Solutions Ltd.	93,810	2,078
	Old National Bancorp.	139,610	1,971
	Trustmark Corp.	83,987	1,921
	Community Bank
	System Inc.	50,140	1,865
	BOK Financial Corp.	28,122	1,840
	Mercury General Corp.	37,828	1,810
	Greenhill & Co. Inc.	35,938	1,802
	CVB Financial Corp.	121,018	1,750
	Westamerica
	Bancorporation	33,592	1,707
	Northwest Bancshares Inc.	127,705	1,697
	Horace Mann Educators
	Corp.	54,958	1,653
	National Penn
	Bancshares Inc.	155,474	1,519
	CNA Financial Corp.	36,910	1,511
	Provident Financial
	Services Inc.	78,842	1,370
	Boston Private Financial
	Holdings Inc.	108,650	1,359
	NBT Bancorp Inc.	59,396	1,345
	American National
	Insurance Co.	11,699	1,315
	First Financial Bancorp	78,122	1,265
	Park National Corp.	16,657	1,208
*	Blackhawk Network
	Holdings Inc. Class B	51,668	1,190
	Renasant Corp.	42,743	1,163
	WesBanco Inc.	38,206	1,155
	Chemical Financial Corp.	40,575	1,139
	Safety Insurance Group Inc.	20,852	1,120
	Independent Bank Corp.	29,498	1,095
	BGC Partners Inc. Class A	149,175	1,070
	First Commonwealth
	Financial Corp.	116,817	1,003
	Oritani Financial Corp.	61,979	919
	City Holding Co.	20,198	868
	Brookline Bancorp Inc.	94,781	861
	Maiden Holdings Ltd.	72,715	858
	S&T Bancorp Inc.	36,869	858
	United Fire Group Inc.	29,482	820
	Sandy Spring Bancorp Inc.	33,091	796
	TrustCo Bank Corp. NY	119,686	791
	Simmons First National
	Corp. Class A	21,733	786
	Flushing Financial Corp.	39,159	753
	Tompkins Financial Corp.	14,233	671
	Bancfirst Corp.	11,347	661
	Washington Trust
	Bancorp Inc.	19,108	653

Dime Community
Bancshares Inc.	39,532	644
Community Trust
Bancorp Inc.	16,829	620
1st Source Corp.	19,953	588
Stock Yards Bancorp Inc.	17,394	513
First Financial Corp.	14,038	449
GFI Group Inc.	89,147	332
Republic Bancorp Inc.
Class A	12,974	312
Baldwin & Lyons Inc.	9,084	236
IntercontinentalExchange
Group Inc.	34	7
		1,384,769
Health Care (11.2%)
Johnson & Johnson	3,766,045	381,463
Pfizer Inc.	8,753,202	273,800
Merck & Co. Inc.	4,013,090	235,006
Bristol-Myers Squibb Co.	2,263,735	113,390
AbbVie Inc.	2,156,312	112,301
Eli Lilly & Co.	1,384,615	81,831
Baxter International Inc.	743,267	54,102
Quest Diagnostics Inc.	199,387	11,152
Healthcare Services
Group Inc.	95,774	2,787
Owens & Minor Inc.	81,701	2,740
PDL BioPharma Inc.	220,217	1,870
Meridian Bioscience Inc.	55,939	1,117
		1,271,559
Industrials (12.4%)
General Electric Co.	13,758,829	369,975
3M Co.	909,632	126,521
Boeing Co.	927,739	119,697
United Parcel Service Inc.
Class B	981,606	96,688
Caterpillar Inc.	872,701	91,983
Lockheed Martin Corp.	443,754	72,838
Emerson Electric Co.	965,443	65,824
Automatic Data
Processing Inc.	660,261	51,474
General Dynamics Corp.	445,920	48,806
Eaton Corp. plc	648,210	47,086
Raytheon Co.	431,351	41,185
Norfolk Southern Corp.	423,674	40,050
PACCAR Inc.	484,850	31,021
Waste Management Inc.	640,570	28,473
Xerox Corp.	1,628,879	19,693
Paychex Inc.	448,660	18,758
Republic Services Inc.
Class A	410,616	14,408
CH Robinson
Worldwide Inc.	203,537	11,988
MeadWestvaco Corp.	239,132	9,343
Packaging Corp. of America	135,093	9,001
ADT Corp.	251,100	7,593
Iron Mountain Inc.	230,095	6,544

12

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Broadridge Financial
Solutions Inc.	163,430	6,266
Bemis Co. Inc.	139,607	5,618
Sonoco Products Co.	130,170	5,478
RR Donnelley & Sons Co.	268,479	4,725
Macquarie Infrastructure
Co. LLC	75,433	4,339
National Instruments Corp.	132,649	3,623
GATX Corp.	53,001	3,478
Teekay Corp.	55,845	3,133
Covanta Holding Corp.	145,476	2,684
Harsco Corp.	110,288	2,639
MSA Safety Inc.	42,612	2,248
ABM Industries Inc.	73,723	1,997
TAL International Group Inc. 46,578		1,965
Greif Inc. Class A	34,804	1,886
Sturm Ruger & Co. Inc.	26,326	1,694
Aircastle Ltd.	91,360	1,605
Brady Corp. Class A	59,038	1,523
Ship Finance
International Ltd.	80,065	1,412
Seaspan Corp. Class A	64,222	1,385
Matson Inc.	54,089	1,281
Otter Tail Corp.	43,002	1,260
Textainer Group
Holdings Ltd.	28,874	1,135
Acacia Research Corp.	68,072	1,092
Schnitzer Steel
Industries Inc.	35,368	993
ManTech International Corp.
Class A	32,452	968
AVX Corp.	71,866	959
Nordic American
Tankers Ltd.	110,736	956
McGrath RentCorp	28,278	893
Navios Maritime
Holdings Inc.	98,505	775
Daktronics Inc.	58,516	762
American Science &
Engineering Inc.	11,273	758
Landauer Inc.	12,684	548
Ennis Inc.	35,094	525
Electro Rent Corp.	26,756	432
		1,399,984
Oil & Gas (11.7%)
Exxon Mobil Corp.	5,925,851	606,866
Chevron Corp.	2,618,071	328,620
ConocoPhillips	1,665,610	123,771
Occidental
Petroleum Corp.	1,089,911	104,359
Williams Cos. Inc.	934,058	39,389
Kinder Morgan Inc.	909,121	29,692
Ensco plc Class A	320,130	16,151
Helmerich & Payne Inc.	140,045	15,216
HollyFrontier Corp.	273,979	14,409
Noble Corp. plc	345,890	10,657

	OGE Energy Corp.	269,088	10,045
^	Diamond Offshore
	Drilling Inc.	94,681	5,171
	Targa Resources Corp.	38,278	4,134
	PBF Energy Inc. Class A	95,614	2,943
	Western Refining Inc.	65,114	2,832
^	EXCO Resources Inc.	276,791	1,758
	Delek US Holdings Inc.	49,453	1,582
	CVR Energy Inc.	23,749	1,167
	W&T Offshore Inc.	40,700	781
	Gulfmark Offshore Inc.	8,011	361
			1,319,904
Technology (15.9%)
	Apple Inc.	1,223,211	721,804
	Microsoft Corp.	10,280,861	415,347
	Intel Corp.	6,851,321	182,862
	Cisco Systems Inc.	7,064,291	163,256
	Texas Instruments Inc.	1,486,925	67,581
	Corning Inc.	1,909,317	39,924
	Applied Materials Inc.	1,645,939	31,372
	Seagate Technology plc	429,158	22,565
	Analog Devices Inc.	429,608	22,034
	Symantec Corp.	951,167	19,290
	KLA-Tencor Corp.	227,411	14,552
	Linear Technology Corp.	323,422	14,392
	CA Inc.	460,388	13,876
	Microchip Technology Inc.	273,196	12,988
	Maxim Integrated
	Products Inc.	390,848	12,679
	Harris Corp.	146,721	10,787
	Garmin Ltd.	150,200	8,576
	Pitney Bowes Inc.	273,801	7,338
	Lexmark International Inc.
	Class A	86,296	3,711
	Leidos Holdings Inc.	96,951	3,610
	Diebold Inc.	87,254	3,282
	j2 Global Inc.	63,453	2,942
	Compuware Corp.	267,554	2,772
	Cypress Semiconductor
	Corp.	210,876	1,997
	Intersil Corp. Class A	144,148	1,779
	Computer Programs &
	Systems Inc.	14,319	904
	Quality Systems Inc.	60,028	887
	Brooks Automation Inc.	83,826	857
	Comtech
	Telecommunications Corp.	21,687	688
	Epiq Systems Inc.	38,380	491
			1,805,143
Telecommunications (5.0%)
	Verizon
	Communications Inc.	5,665,827	264,764
	AT&T Inc.	7,166,671	255,850
	CenturyLink Inc.	792,736	27,674
	Frontier Communications
	Corp.	1,355,848	8,067

13

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Windstream Holdings Inc.	806,886	7,319
Consolidated
Communications
Holdings Inc.	54,657	1,089
EarthLink Holdings Corp.	112,024	382
NTELOS Holdings Corp.	22,676	313
		565,458
Utilities (7.8%)
Duke Energy Corp.	968,227	72,123
NextEra Energy Inc.	596,831	59,594
Dominion Resources Inc.	792,257	57,470
Southern Co.	1,209,269	55,421
Exelon Corp.	1,174,778	41,152
Spectra Energy Corp.	913,441	36,273
American Electric Power
Co. Inc.	667,625	35,925
Sempra Energy	333,687	32,905
PPL Corp.	866,431	28,887
PG&E Corp.	627,727	28,612
Public Service Enterprise
Group Inc.	697,547	28,579
Edison International	446,926	25,278
Consolidated Edison Inc.	398,231	23,109
Xcel Energy Inc.	681,566	21,722
Northeast Utilities	428,764	20,263
FirstEnergy Corp.	573,180	19,345
DTE Energy Co.	242,345	18,937
ONEOK Inc.	280,481	17,732
Entergy Corp.	244,299	17,712
NiSource Inc.	424,626	15,422
Wisconsin Energy Corp.	312,098	15,131
CenterPoint Energy Inc.	585,773	14,504
Ameren Corp.	331,303	13,686
American Water Works
Co. Inc.	241,891	11,013
CMS Energy Corp.	363,308	11,012
SCANA Corp.	171,983	9,232
Pepco Holdings Inc.	340,094	9,101
Alliant Energy Corp.	151,137	8,838
Pinnacle West Capital Corp.	150,213	8,404
AGL Resources Inc.	151,307	8,171
UGI Corp.	156,120	7,289
Atmos Energy Corp.	135,815	6,932
Integrys Energy Group Inc.	108,525	6,650
Westar Energy Inc. Class A	172,996	6,207
Questar Corp.	241,181	5,856
Great Plains Energy Inc.	200,129	5,369
TECO Energy Inc.	298,316	5,358
Aqua America Inc.	196,259	4,924
Vectren Corp.	112,043	4,546
Cleco Corp.	82,761	4,349
IDACORP Inc.	68,419	3,841
Piedmont Natural Gas
Co. Inc.	106,560	3,814
Portland General Electric Co.	106,019	3,548
Black Hills Corp.	60,889	3,516

Southwest Gas Corp.	63,453	3,491
UNS Energy Corp.	56,562	3,397
Hawaiian Electric
Industries Inc.	134,995	3,239
PNM Resources Inc.	109,272	3,025
ALLETE Inc.	57,378	2,970
New Jersey Resources Corp.	57,831	2,876
WGL Holdings Inc.	71,009	2,825
UIL Holdings Corp.	75,940	2,789
Avista Corp.	82,075	2,639
NorthWestern Corp.	52,823	2,556
South Jersey Industries Inc.	43,902	2,522
El Paso Electric Co.	55,371	2,094
Laclede Group Inc.	42,306	2,006
MGE Energy Inc.	46,871	1,791
Northwest Natural Gas Co.	36,621	1,621
American States Water Co.	52,371	1,590
California Water Service
Group	64,390	1,449
Empire District Electric Co.	58,408	1,420
SJW Corp.	22,362	609
		882,661
Total Common Stocks
(Cost $9,098,086)		11,292,457
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market Liquidity
Fund, 0.124%	46,686,609	46,687

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.120%, 5/28/14	800	800
[4,5] Federal Home Loan
Bank Discount Notes,
0.077%, 6/13/14	700	700
[4,5] Federal Home Loan
Bank Discount Notes,
0.110%, 7/30/14	400	400
		1,900
Total Temporary Cash Investments
(Cost $48,586)		48,587
Total Investments (100.1%)
(Cost $9,146,672)		11,341,044
Other Assets and Liabilities (-0.1%)
Other Assets		28,957
Liabilities[3]		(38,377)
		(9,420)
Net Assets (100%)		11,331,624

14

High Dividend Yield Index Fund

At April 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	9,149,630
Undistributed Net Investment Income	25,493
Accumulated Net Realized Losses	(38,354)
Unrealized Appreciation (Depreciation)
Investment Securities	2,194,372
Futures Contracts	483
Net Assets	11,331,624

Investor Shares—Net Assets
Applicable to 135,163,778 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,450,312
Net Asset Value Per Share—
Investor Shares	$25.53

ETF Shares—Net Assets
Applicable to 122,287,156 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,881,312
Net Asset Value Per Share—
ETF Shares	$64.45

See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,367,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $4,542,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,700,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

15

High Dividend Yield Index Fund

Statement of Operations

Six Months Ended
April 30, 2014
($000)
Investment Income
Income
Dividends	164,850
Interest[1]	17
Securities Lending	24
Total Income	164,891
Expenses
The Vanguard Group—Note B
Investment Advisory Services	605
Management and Administrative—Investor Shares	2,334
Management and Administrative—ETF Shares	2,199
Marketing and Distribution—Investor Shares	281
Marketing and Distribution—ETF Shares	753
Custodian Fees	119
Shareholders’ Reports—Investor Shares	15
Shareholders’ Reports—ETF Shares	161
Trustees’ Fees and Expenses	3
Total Expenses	6,470
Net Investment Income	158,421
Realized Net Gain (Loss)
Investment Securities Sold	255,489
Futures Contracts	3,447
Realized Net Gain (Loss)	258,936
Change in Unrealized Appreciation (Depreciation)
Investment Securities	479,236
Futures Contracts	(243)
Change in Unrealized Appreciation (Depreciation)	478,993
Net Increase (Decrease) in Net Assets Resulting from Operations	896,350
1 Interest income from an affiliated company of the fund was $16,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	158,421	250,716
Realized Net Gain (Loss)	258,936	390,351
Change in Unrealized Appreciation (Depreciation)	478,993	1,046,139
Net Increase (Decrease) in Net Assets Resulting from Operations	896,350	1,687,206
Distributions
Net Investment Income
Investor Shares	(46,571)	(69,438)
ETF Shares	(110,783)	(171,585)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(157,354)	(241,023)
Capital Share Transactions
Investor Shares	207,953	1,003,585
ETF Shares	447,651	1,688,115
Net Increase (Decrease) from Capital Share Transactions	655,604	2,691,700
Total Increase (Decrease)	1,394,600	4,137,883
Net Assets
Beginning of Period	9,937,024	5,799,141
End of Period[1]	11,331,624	9,937,024
1 Net Assets—End of Period includes undistributed net investment income of $25,493,000 and $24,426,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$23.83	$19.76	$17.30	$15.94	$14.15	$14.20
Investment Operations
Net Investment Income	.359	.667	.579	.489	.415	.468[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.701	4.063	2.446	1.355	1.792	(.070)
Total from Investment Operations	2.060	4.730	3.025	1.844	2.207	.398
Distributions
Dividends from Net Investment Income	(.360)	(.660)	(.565)	(.484)	(.417)	(.448)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.360)	(.660)	(.565)	(.484)	(.417)	(.448)
Net Asset Value, End of Period	$25.53	$23.83	$19.76	$17.30	$15.94	$14.15

Total Return [2]	8.72%	24.35%	17.69%	11.70%	15.79%	3.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,450	$3,019	$1,596	$761	$296	$155
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.20%	0.25%	0.30%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.99%	3.10%	3.22%	3.04%	2.86%	3.63%
Portfolio Turnover Rate[3]	13%	13%	11%	16%	34%	20%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$60.16	$49.89	$43.68	$40.22	$35.70	$35.84
Investment Operations
Net Investment Income	.930	1.732	1.506	1.283	1.092	1.235[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.293	10.247	6.180	3.442	4.527	(.198)
Total from Investment Operations	5.223	11.979	7.686	4.725	5.619	1.037
Distributions
Dividends from Net Investment Income	(.933)	(1.709)	(1.476)	(1.265)	(1.099)	(1.177)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.933)	(1.709)	(1.476)	(1.265)	(1.099)	(1.177)
Net Asset Value, End of Period	$64.45	$60.16	$49.89	$43.68	$40.22	$35.70

Total Return	8.76%	24.43%	17.80%	11.88%	15.93%	3.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,881	$6,918	$4,203	$1,984	$884	$430
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.13%	0.18%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.07%	3.19%	3.32%	3.16%	2.98%	3.78%
Portfolio Turnover Rate[2]	13%	13%	11%	16%	34%	20%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

20

High Dividend Yield Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and for the period ended April 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

21

High Dividend Yield Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2014, the fund had contributed capital of $1,162,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.46% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,292,457	—	—
Temporary Cash Investments	46,687	1,900	—
Futures Contracts—Assets[1]	119	—	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	11,339,262	1,900	—
1 Represents variation margin on the last day of the reporting period.

D. At April 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2014	421	39,530	483

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss

22

High Dividend Yield Index Fund

are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2014, the fund realized $278,233,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2013, the fund had available capital losses totaling $18,315,000 to offset future net capital gains through October 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2014, the cost of investment securities for tax purposes was $9,147,435,000. Net unrealized appreciation of investment securities for tax purposes was $2,193,609,000, consisting of unrealized gains of $2,228,098,000 on securities that had risen in value since their purchase and $34,489,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2014, the fund purchased $2,700,112,000 of investment securities and sold $2,056,082,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,112,823,000 and $815,519,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2014		October 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	507,235	20,714	1,501,318	68,725
Issued in Lieu of Cash Distributions	38,026	1,559	56,426	2,604
Redeemed	(337,308)	(13,815)	(554,159)	(25,363)
Net Increase (Decrease)—Investor Shares	207,953	8,458	1,003,585	45,966
ETF Shares
Issued	1,273,488	20,595	3,045,335	55,835
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(825,837)	(13,300)	(1,357,220)	(25,100)
Net Increase (Decrease)—ETF Shares	447,651	7,295	1,688,115	30,735

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2014, that would require recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended April 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	10/31/2013	4/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,087.21	$0.93
ETF Shares	1,000.00	1,087.57	0.52
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.90	$0.90
ETF Shares	1,000.00	1,024.30	0.50

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.18% for Investor Shares and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard High Dividend Yield Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services since the fund’s inception in 2006, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees

JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All rights reserved.
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Q6232 062014

Semiannual Report | April 30, 2014

Vanguard Selected Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangements.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2014
Total
Returns
Vanguard Selected Value Fund	7.78%
Russell Midcap Value Index	9.69
Mid-Cap Value Funds Average	7.95
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2013, Through April 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$28.07	$28.63	$0.330	$1.220

1

Chairman’s Letter

Dear Shareholder,

Mid-capitalization value stocks were among the market’s standouts over the six-month period ended April 30, 2014, as investors spurned several market segments that appeared overpriced. Against this backdrop, Selected Value returned almost 8% for the half year, a commendable result on the surface but nearly 2 percentage points behind its benchmark, the Russell Midcap Value Index. The fund also slightly trailed the average return of its peers; financial and materials stocks and its cash position detracted from relative performance.

On a separate note, in March, we announced a new investment advisory arrangement for the fund, with Pzena Investment Management joining Barrow, Hanley, Mewhinney & Strauss and Donald Smith & Co. on the management team. Pzena will be allocated a portion of new cash flow over time after initially managing part of the fund’s cash position.

I’d also like to express my appreciation to James P. Barrow, the founder of Barrow, Hanley, Mewhinney & Strauss, who is marking his 15th anniversary as a lead portfolio manager for the Selected Value Fund. Jim is an industry icon and has served Vanguard well for a good portion of his 52-year career.

Recent progress has been sporadic, but stocks continued their climb

For the half year ended April 30, U.S. stocks returned almost 8%, notwithstanding the patches of turbulence the market has

2

encountered in 2014. Technology stocks, for example, turned in a rocky performance amid concerns about pricey valuations. Poor economic data from China and the conflict in Ukraine also unsettled investors.

Global economic and political developments are, of course, as inevitable as they are unpredictable. Broad diversification remains the best way of managing the risks they pose to your portfolio. As Joe Davis, our chief economist, noted recently, “Having a broader portfolio tends to moderate those individual issues and that’s always, I think, a valuable starting point for investors.”

International stocks, in aggregate, returned nearly 3%, with the developed markets of Europe faring the best. The developed markets of the Pacific region and emerging markets, where China’s weakness was felt most, had negative returns.

Despite low yields, the bond market experienced a surprising rally

Bonds continued to emerge from the struggles that marked much of 2013, when the market was roiled by worries about the prospect of the Federal Reserve reducing its stimulative bond-buying. In January, however, when the reduction actually began, investors seemed to take the news in stride.

The broad U.S. taxable bond market returned 1.74%. The yield of the 10-year Treasury note ended the six months at 2.69%, up from 2.54% on October 31

Market Barometer

	Total Returns
	Periods Ended April 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	8.25%	20.81%	19.52%
Russell 2000 Index (Small-caps)	3.08	20.50	19.84
Russell 3000 Index (Broad U.S. market)	7.83	20.78	19.54
FTSE All-World ex US Index (International)	2.84	9.77	13.22

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.74%	-0.26%	4.88%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.08	0.50	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.08

CPI
Consumer Price Index	1.51%	1.95%	2.14%

3

but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 4.08%. Money market and savings accounts posted paltry returns as the Fed’s target for short-term interest rates remained at 0%–0.25%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.33%.

The fund’s distinctive portfolio can diverge from the benchmark

Although the Selected Value Fund’s three advisors take different investment approaches and bring diversity of thought to the management of the fund, they’re united in several important ways. Each has a mid-cap value focus, and each invests for the long term by emphasizing company fundamentals and serious research.

Over its 18-year history, the fund traced a fairly jagged path—albeit one that ultimately tilted upward. A distinctive portfolio and low turnover rate have translated into periods of outperformance but inevitable underperformance, too. Some of the peaks wouldn’t have been possible without the valleys, as the advisors’ patience and conviction can lead to higher returns.

The fund’s limited holdings have also been a recipe for divergence from the benchmark index. Over the last year, since Pzena joined the advisory team, the number of

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Selected Value Fund	0.44%	1.30%

The fund expense ratio shown is from the prospectus dated March 31, 2014, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2014, the fund’s annualized expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Mid-Cap Value Funds.

4

stocks in the portfolio has risen from fewer than 70 to about 120. That’s still far fewer than the more than 500 included in the benchmark.

The financial sector, the fund’s largest by far over the period, was also its biggest disappointment. Regional banks accounted for most of the subpar performance. Two

Growth stocks versus value stocks: A case for both

Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 20 years in leading or lagging a broad market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Very generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks.
But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both.

Rolling 12-month return differences, 1994–2013

Note: “Rolling” means here that 12-month returns were calculated from the start of each month in the 20-year period ended
December 31, 2013.
Source: Vanguard.

5

of these banks suffered double-digit losses related to growing pains from strategy changes. In addition, the fund did not hold a number of banks that had more impressive earnings and balance sheets.

Of Selected Value’s nine sectors, only materials registered a decline. Materials stocks in the fund returned –6%, while their benchmark counterparts returned 9%. Although materials is one of the fund’s smallest sectors, its negative outcome still affected the fund’s overall results. An environment of price volatility for gold and other precious metals played a role here, as the fund’s holdings of companies engaged in the exploration and mining of such metals dragged down returns.

The advisors’ decision to keep about 8% of fund assets in cash, on average, also hurt. (The advisors have the flexibility to hold cash when they cannot find attractive stocks that meet their strict valuation criteria.)

But Selected Value wasn’t without its successes. The industrials sector, the fund’s second largest, added the most to results. Sizable returns in the airline and airline leasing industry offset weakness in construction and engineering. Consolidation boosted the airlines, which raised prices as demand grew and capacity dropped.

The consumer discretionary sector was another source of strength as the fund’s apparel and automobile components companies excelled. Lower cotton prices helped the former; the overall recovery of the auto market helped the latter.

You can find more information on the fund’s positioning and performance during the fiscal year in the Advisors’ Report that follows this letter.

Taking just a slice of the market can add risk to your portfolio

Like other Vanguard funds that are devoted to a particular investment style, Selected Value offers you a low-cost way to gain exposure to a specific segment of the market. Such funds can do important work within a portfolio by providing access to a large but distinct part of the broader market.

But keep in mind that no matter how important that part is or how well-regarded the fund, such an investment isn’t like owning the broad stock market. By choosing just a slice of that vast pie, you’re also choosing to take on additional risk. Investors overweighting a single segment are exposing themselves to more volatility by reducing their portfolio’s diversification.

Diversification is, of course, a powerful strategy for managing risk, and Vanguard generally counsels that investors have exposure to growth and value as well as large-, mid-, and small-cap stocks, in a proportion that approximates the U.S. market.

You can achieve broad market diversification through a total stock fund or by assembling segment-specific funds to mirror the overall market. Either way, appropriate diversification should remain paramount.

6

As we say in our Principles for Investing Success, “Leadership among market segments changes constantly and rapidly, so investors must diversify both to mitigate losses and to participate in gains.” (You can read more about our investment principles at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 15, 2014

7

Advisors’ Report

For the six months ended April 30, 2014, Vanguard Selected Value Fund returned 7.78%. Your fund is managed by three independent advisors. This provides exposure to distinct yet complementary investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on May 21, 2014.

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	69	6,146	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Donald Smith & Co., Inc.	24	2,095	Conducts fundamental research on the lowest
			price-to-tangible-book-value companies. Research
			focuses on underlying quality of book value and assets,
			and on long-term earnings potential.
Pzena Investment Management,	5	405	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	2	257	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

8

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Managers:

James P. Barrow,
Executive Director

Mark Giambrone,
Managing Director

The markets performed positively in the six months ended April 30. The period had two distinct parts. As last year drew to a close, the economy and the stock market continued their strong momentum and interest rates moved slowly higher. But as 2014 began, exceptionally bad weather and geopolitical issues created doubt about the economic recovery and drove interest rates lower.

Although we had good returns for the period, we have built the portfolio with companies that benefit from a modestly improving economy and rising interest rates. Therefore, the early part of 2014 created a drag on our performance that we expect will rectify as the year goes on. We have already seen positive economic data, and although many companies had a weak first quarter, the markets improved as April approached. We are maintaining the portfolio’s position to take advantage of a modest and consistent growth in the U.S. economy and an eventual rise in interest rates.

Accordingly, we are meaningfully overweighted in consumer discretionary, health care, and industrial stocks, and our largest weighting is in financials. We are underweighted in information technology, utilities, materials, and REITs. We believe traditional yield plays such as utilities and REITs have had substantial runs during a long period of low interest rates and have very little room for valuation upside or meaningfully higher yield. Additionally, we see considerable risk to these valuation levels should interest rates rise.

Donald Smith & Co., Inc.

Portfolio Managers:

Donald G. Smith,
Chief Investment Officer

Richard L. Greenberg, CFA,
Senior Vice President

The portfolio at the end of April continued to meet our criteria of holding a concentrated selection of stocks with low price-to-tangible book value and attractive long-term earnings potential. It currently sells at 123% of tangible book value and 9.6 times our estimate of “normalized” earnings. In contrast, the Standard & Poor’s 500 Index sells at about 523% of tangible book value and 17.9 times normalized earnings.

The “equity only” return of the portfolio was even higher than the total account return as cash restrained performance in a strongly rising market. AerCap (+105.7%) led the gains. Its agreement to purchase International Lease Finance Corporation from AIG at a substantial discount to book value and net asset value is an attractive deal. Earnings per share could double to more than $5 after the two companies are integrated.

9

The portfolio’s largest holding, Micron Technology, rose 47.7% as investors noted the improved industry dynamics that resulted from consolidation. Micron’s purchase of ELPIDA at only 30% of its underlying asset value has proven very accretive.

Airline stocks Southwest (+40.4%), Air France (+37.5%), and JetBlue (+11.5%) have benefited from the oligopolistic pricing structure that arose after the three major airline mergers. The top four competitors now control more than 85% of capacity. Other standouts included Valero (+38.9%), Royal Caribbean (+26.4%), and Exelon (+22.7%).

Precious metal stocks Yamana Gold (–24.7%) and Coeur Mining (–29.1%) were the only double-digit losers. Both have suffered from the decline in precious metal prices, poor operating performance, and questionable acquisitions.

Our positions in American National, Yamana Gold, Celestica, WPX Energy, and XL Group grew, while our positions in CNA Financial, Dillard’s, Ingram Micro, Southwest Airlines, and Royal Caribbean shrank.

We added two new names to the portfolio. We established a small position in New Gold, our third precious metal holding. A low-cost producer with four operating mines and three growth projects in geographically secure countries (Canada, United States, Australia, Mexico, and Chile), the company has positive earnings and cash flow at currently depressed prices. In a higher-price environment, it could earn more than 75 cents per share. We purchased the stock at less than seven times potential earnings and a discount to tangible book value.

Our second addition was Noble Corporation, an offshore drilling contractor with a fleet of drill ships, semisubmersibles, and jack-up rigs. It is completing a multiyear upgrade program next year, after which earnings and cash flow are expected to rise. The substantial free cash generated should be returned to shareholders through higher dividends and stock buybacks.

Our two largest industry weightings are insurance (18.3%) and technology (18.3%). The insurance companies sell, on average, below tangible book value. Some are wisely engaging in aggressive stock buyback programs. The largest holding remains Micron Technology, discussed above. Airlines/aircraft leasing companies total 14.6% of the portfolio; energy companies (primarily natural gas-sensitive), 11.1%.

Pzena Investment Management, LLC

Portfolio Managers:

Richard S. Pzena, Founder,
Chief Executive Officer, and
Co-Chief Investment Officer

Manoj Tandon, Principal,
Co-Director of Research

Eli Rabinowich, Principal

For the period March 31, 2014 (our portfolio’s inception), through April 30, 2014, results were restrained by weak returns from holdings in the technology and materials and processing sectors.

10

Avnet was our top detractor; the company missed on earnings because of lower-than-expected revenue and industry margins. Masco was also a weak performer, reporting earnings below expectations as a result of margin weakness in multiple segments.

Energy and producer durables contributed most, led by holdings of Superior Energy Services and Parker Hannifin. Superior Energy, a leading oil services company, is poised to continue its strong performance through expansion of U.S. exploration. Parker Hannifin, a manufacturer of motion and control technologies and systems, showed solid organic sales increases for a second quarter of growth in a row. The staples sector was up strongly, and it was also one of the portfolio’s top contributors.

Our portfolio is positioned in a number of high-quality but discounted cyclical stocks, with significant exposure to the attractively valued technology, consumer discretionary, and producer durables sectors. We also hold companies in the insurance sector that are experiencing healthy profitability and trading at historically low valuations. High-dividend-paying firms with less cyclical earnings profiles (such as utilities, REITs, and pharmaceuticals) outperformed recently on the back of falling rates. However, because they trade at premium valuations they have little representation among our deep-value holdings. We expect the portfolio to benefit as this valuation gap normalizes over time.

11

Selected Value Fund

Fund Profile
As of April 30, 2014

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	120	540	3,664
Median Market Cap	$11.4B	$10.0B	$47.3B
Price/Earnings Ratio	15.4x	20.8x	19.7x
Price/Book Ratio	1.7x	1.8x	2.6x
Return on Equity	12.5%	9.8%	17.4%
Earnings Growth
Rate	4.9%	8.4%	12.4%
Dividend Yield	2.1%	2.0%	1.9%
Foreign Holdings	5.5%	0.0%	0.0%
Turnover Rate
(Annualized)	21%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.44%	—	—
30-Day SEC Yield	1.48%	—	—
Short-Term Reserves	8.3%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	10.9%	8.5%	12.6%
Consumer Staples	4.0	2.9	8.6
Energy	10.0	7.5	9.9
Financials	29.2	31.9	17.3
Health Care	9.3	8.5	12.8
Industrials	19.4	11.7	11.6
Information
Technology	10.2	10.7	17.9
Materials	3.6	5.3	3.9
Telecommunication
Services	0.0	0.7	2.2
Utilities	3.4	12.3	3.2

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.94	0.95
Beta	0.93	1.01
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Micron Technology Inc.	Semiconductors	2.9%
Omnicare Inc.	Health Care Services	2.3
Delphi Automotive plc	Auto Parts &
	Equipment	2.2
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	2.2
Host Hotels & Resorts
Inc.	Specialized REITs	2.2
Joy Global Inc.	Construction & Farm
	Machinery & Heavy
	Trucks	2.2
Stanley Black & Decker
Inc.	Industrial Machinery	2.1
Cardinal Health Inc.	Health Care
	Distributors	2.1
Discover Financial
Services	Consumer Finance	2.1
Murphy Oil Corp.	Oil & Gas Exploration
	& Production	2.0
Top Ten		22.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 31, 2014, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2014, the annualized expense ratio was 0.43%.

12

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2003, Through April 30, 2014

Note: For 2014, performance data reflect the six months ended April 30, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	28.91%	24.67%	10.33%

See Financial Highlights for dividend and capital gains information.

13

Selected Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (89.0%)[1]
Consumer Discretionary (9.7%)
	Delphi Automotive plc	2,976,500	198,949
	Hanesbrands Inc.	2,421,300	198,764
	Royal Caribbean
	Cruises Ltd.	3,289,525	174,772
	L Brands Inc.	2,599,200	140,877
*	Murphy USA Inc.	1,414,300	60,108
	Dillard’s Inc. Class A	249,521	24,436
	Interpublic Group of
	Cos. Inc.	732,775	12,765
*	News Corp. Class A	721,250	12,276
	Staples Inc.	672,275	8,403
*	TRW Automotive
	Holdings Corp.	101,265	8,137
	Omnicom Group Inc.	119,500	8,088
	Kohl’s Corp.	74,275	4,069
	Dana Holding Corp.	179,125	3,792
	International Game
	Technology	292,825	3,675
			859,111
Consumer Staples (3.4%)
	Reynolds American Inc.	2,734,200	154,291
	Lorillard Inc.	2,492,500	148,104
	Kellogg Co.	60,550	4,047
			306,442
Energy (8.9%)
	Murphy Oil Corp.	2,962,625	187,919
*	WPX Energy Inc.	6,469,194	137,665
	Helmerich & Payne Inc.	1,239,800	134,704
^	Seadrill Ltd.	3,689,300	129,937
^	Golar LNG Ltd.	1,734,847	76,680
	Noble Corp. plc	1,933,979	59,586
	Nabors Industries Ltd.	835,000	21,309
	Valero Energy Corp.	237,000	13,549
	Superior Energy
	Services Inc.	383,325	12,619

	Baker Hughes Inc.	125,500	8,773
*	Rowan Cos. plc Class A	197,575	6,109
*,^	Overseas Shipholding
	Group Inc.	472,900	2,696
			791,546
Financials (26.1%)
	Host Hotels &
	Resorts Inc.	9,118,800	195,598
	Discover Financial
	Services	3,296,000	184,246
	Fifth Third Bancorp	8,366,650	172,437
	Capital One
	Financial Corp.	2,261,600	167,132
	CIT Group Inc.	3,684,400	158,613
	Ameriprise Financial Inc.	1,346,800	150,343
	New York Community
	Bancorp Inc.	9,681,700	149,195
	XL Group plc Class A	4,654,876	145,930
*	Genworth Financial Inc.
	Class A	7,528,817	134,389
	SLM Corp.	4,618,000	118,914
	People’s United
	Financial Inc.	7,696,800	109,910
	Willis Group Holdings plc	2,616,900	107,267
	First Niagara Financial
	Group Inc.	11,362,000	101,349
	CNA Financial Corp.	2,165,344	88,671
	Corporate Office
	Properties Trust	2,881,600	77,083
	Unum Group	1,990,890	66,137
	Everest Re Group Ltd.	383,337	60,579
	American National
	Insurance Co.	254,722	28,633
	Hospitality Properties Trust	276,800	8,318
	Assurant Inc.	123,370	8,316
*	Voya Financial Inc.	228,540	8,088
	Axis Capital Holdings Ltd.	172,225	7,879
	Legg Mason Inc.	137,575	6,451

14

Selected Value Fund

			Market
			Value
		Shares	($000)
	Invesco Ltd.	174,975	6,161
	Validus Holdings Ltd.	160,000	5,931
	Endurance Specialty
	Holdings Ltd.	84,375	4,288
	Hartford Financial
	Services Group Inc.	119,425	4,284
	Symetra Financial Corp.	205,400	4,244
	PartnerRe Ltd.	39,600	4,174
	KeyCorp	301,700	4,115
	RenaissanceRe
	Holdings Ltd.	40,525	4,102
	Allstate Corp.	71,925	4,096
	Progressive Corp.	168,075	4,076
	Primerica Inc.	88,809	4,076
	Synovus Financial Corp.	1,246,550	4,001
	Webster Financial Corp.	132,650	3,998
	EPR Properties	74,325	3,985
	Comerica Inc.	82,425	3,976
	Regions Financial Corp.	391,000	3,965
			2,324,950
Health Care (8.2%)
	Omnicare Inc.	3,448,200	204,375
	Cardinal Health Inc.	2,690,400	187,010
	Cigna Corp.	2,143,050	171,530
	St. Jude Medical Inc.	2,331,700	147,993
	Becton Dickinson and Co.	71,525	8,084
	Aetna Inc.	56,150	4,012
*	Laboratory Corp. of
	America Holdings	31,650	3,124
	Quest Diagnostics Inc.	27,325	1,528
			727,656
Industrials (17.3%)
	Joy Global Inc.	3,192,000	192,733
	Stanley Black &
	Decker Inc.	2,177,800	187,051
	Eaton Corp. plc	2,338,800	169,891
	SPX Corp.	1,489,000	151,640
	Pentair Ltd.	1,988,400	147,718
	Owens Corning	3,050,652	124,619
	KBR Inc.	4,637,975	117,665
*	Air France-KLM ADR	7,473,685	107,621
*	AerCap Holdings NV	2,322,811	96,931
	Xylem Inc.	1,742,700	65,508
*	JetBlue Airways Corp.	7,389,729	58,416
	Southwest Airlines Co.	1,800,370	43,515
	L-3 Communications
	Holdings Inc.	282,515	32,594
	Parker Hannifin Corp.	83,450	10,588
	Terex Corp.	195,800	8,476
	URS Corp.	169,325	7,979
*	AECOM Technology Corp.	185,875	6,026
	Masco Corp.	279,375	5,613
	Con-way Inc.	100,575	4,272
	Regal-Beloit Corp.	55,225	4,127
			1,542,983

Information Technology (8.9%)
*	Micron Technology Inc.	10,000,000	261,200
	Total System
	Services Inc.	5,576,278	177,158
	CA Inc.	5,432,800	163,745
*	Ingram Micro Inc.	3,672,066	98,999
*	Celestica Inc.	2,167,602	24,060
	Avnet Inc.	310,122	13,376
*	Flextronics
	International Ltd.	1,313,825	11,811
*	Arrow Electronics Inc.	206,750	11,733
*	ON Semiconductor Corp.	830,175	7,812
	Corning Inc.	292,675	6,120
	Jabil Circuit Inc.	346,175	5,975
*	Tech Data Corp.	65,234	4,077
	Western Digital Corp.	45,075	3,972
			790,038
Materials (3.2%)
	Rockwood Holdings Inc.	1,920,787	136,472
	Yamana Gold Inc.	16,260,246	121,627
*	New Gold Inc.	2,646,670	13,418
*	Coeur Mining Inc.	825,000	7,144
	Ashland Inc.	41,850	4,043
			282,704
Other (0.3%)
^,2	Vanguard Mid-Cap
	Value ETF	334,800	27,845

Utilities (3.0%)
	Xcel Energy Inc.	2,043,880	65,138
	CenterPoint Energy Inc.	2,595,717	64,270
	Pinnacle West
	Capital Corp.	1,112,800	62,261
	Exelon Corp.	1,280,153	44,844
	NRG Energy Inc.	796,234	26,053
	FirstEnergy Corp.	170,875	5,767
			268,333
Total Common Stocks
(Cost $5,665,676)			7,921,608
Temporary Cash Investments (11.2%)[1]
Money Market Fund (11.0%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.124%	980,199,352	980,199

15

Selected Value Fund

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
5	Fannie Mae Discount Notes,
	0.080%, 5/14/14	2,100	2,100
[5,6]	Fannie Mae Discount Notes,
	0.085%, 7/14/14	1,000	1,000
7	Federal Home Loan Bank
	Discount Notes,
	0.073%, 5/2/14	2,400	2,400
[6,7]	Federal Home Loan Bank
	Discount Notes,
	0.075%, 5/21/14	6,700	6,700
[6,7]	Federal Home Loan Bank
	Discount Notes,
	0.080%, 6/6/14	2,000	2,000
[6,7]	Federal Home Loan Bank
	Discount Notes,
	0.090%, 7/16/14	2,100	2,099
[6,7]	Federal Home Loan Bank
	Discount Notes,
	0.080%, 7/18/14	1,500	1,500
[6,7]	Federal Home Loan Bank
	Discount Notes,
	0.110%, 7/30/14	1,100	1,100
			18,899
Total Temporary Cash Investments
(Cost $999,098)			999,098
Total Investments (100.2%)
(Cost $6,664,774)			8,920,706

Market
Value
($000)
Other Assets and Liabilities (-0.2%)
Other Assets	47,793
Liabilities[4]	(65,428)
(17,635)
Net Assets (100%)
Applicable to 311,003,245 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,903,071
Net Asset Value Per Share	$28.63

At April 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	6,372,965
Undistributed Net Investment Income	30,434
Accumulated Net Realized Gains	244,763
Unrealized Appreciation (Depreciation)
Investment Securities	2,255,932
Futures Contracts	(1,023)
Net Assets	8,903,071

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $32,941,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 91.5% and 8.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $34,007,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $11,299,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Selected Value Fund

Statement of Operations

Six Months Ended
April 30, 2014
($000)
Investment Income
Income
Dividends[1,2]	76,393
Interest[2]	587
Securities Lending	296
Total Income	77,276
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,398
Performance Adjustment	1,053
The Vanguard Group—Note C
Management and Administrative	6,763
Marketing and Distribution	767
Custodian Fees	42
Shareholders’ Reports	37
Trustees’ Fees and Expenses	6
Total Expenses	17,066
Expenses Paid Indirectly	(417)
Net Expenses	16,649
Net Investment Income	60,627
Realized Net Gain (Loss)
Investment Securities Sold[2]	230,701
Futures Contracts	30,300
Realized Net Gain (Loss)	261,001
Change in Unrealized Appreciation (Depreciation)
Investment Securities	268,361
Futures Contracts	(10,285)
Change in Unrealized Appreciation (Depreciation)	258,076
Net Increase (Decrease) in Net Assets Resulting from Operations	579,704
1 Dividends are net of foreign withholding taxes of $215,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $477,000, $576,000, and $1,126,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Selected Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	60,627	91,650
Realized Net Gain (Loss)	261,001	384,477
Change in Unrealized Appreciation (Depreciation)	258,076	1,206,948
Net Increase (Decrease) in Net Assets Resulting from Operations	579,704	1,683,075
Distributions
Net Investment Income	(86,230)	(90,598)
Realized Capital Gain	(318,790)	—
Total Distributions	(405,020)	(90,598)
Capital Share Transactions
Issued	1,903,870	1,708,267
Issued in Lieu of Cash Distributions	371,698	81,500
Redeemed	(565,748)	(700,802)
Net Increase (Decrease) from Capital Share Transactions	1,709,820	1,088,965
Total Increase (Decrease)	1,884,504	2,681,442
Net Assets
Beginning of Period	7,018,567	4,337,125
End of Period[1]	8,903,071	7,018,567
1 Net Assets—End of Period includes undistributed net investment income of $30,434,000 and $56,037,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Selected Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$28.07	$21.01	$18.81	$17.73	$14.78	$12.48
Investment Operations
Net Investment Income	.204	.395	.405	.334	.250	.254
Net Realized and Unrealized Gain (Loss)
on Investments	1.906	7.105	2.122	1.037	2.941	2.463
Total from Investment Operations	2.110	7.500	2.527	1.371	3.191	2.717
Distributions
Dividends from Net Investment Income	(. 330)	(. 440)	(. 327)	(. 291)	(. 241)	(. 417)
Distributions from Realized Capital Gains	(1.220)	—	—	—	—	—
Total Distributions	(1.550)	(. 440)	(. 327)	(. 291)	(. 241)	(. 417)
Net Asset Value, End of Period	$28.63	$28.07	$21.01	$18.81	$17.73	$14.78

Total Return[1]	7.78%	36.43%	13.64%	7.74%	21.75%	22.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,903	$7,019	$4,337	$3,956	$3,639	$2,851
Ratio of Total Expenses to
Average Net Assets[2]	0.43%	0.43%	0.38%	0.45%	0.47%	0.52%
Ratio of Net Investment Income to
Average Net Assets	1.51%	1.70%	2.00%	1.74%	1.52%	1.93%
Portfolio Turnover Rate	21%	27%	18%	25%	22%	30%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.02%, (0.03%), 0.04%, 0.05%, and 0.05%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2014, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

20

Selected Value Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and for the period ended April 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., and beginning March 2014, Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on

21

Selected Value Fund

performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI Investable Market 2500 Index. In accordance with the advisory contract entered into with Pzena Investment Management, LLC, beginning February 1, 2015, the investment advisory fee will be subject to quarterly adjustments based on performance since April 30, 2014, relative to the Russell Midcap Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before an increase of $1,053,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2014, the fund had contributed capital of $903,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2014, these arrangements reduced the fund’s expenses by $417,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,921,608	—	—
Temporary Cash Investments	980,199	18,899	—
Futures Contracts—Assets[1]	1,063	—	—
Total	8,902,870	18,899	—
1 Represents variation margin on the last day of the reporting period.

22

Selected Value Fund

F. At April 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2014	1,176	110,421	976
E-mini S&P MidCap 400 Index	June 2014	742	100,400	(1,320)
E-mini Russell 2000 Index	June 2014	162	18,202	(679)
				(1,023)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2014, the cost of investment securities for tax purposes was $6,664,774,000. Net unrealized appreciation of investment securities for tax purposes was $2,255,932,000, consisting of unrealized gains of $2,394,074,000 on securities that had risen in value since their purchase and $138,142,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2014, the fund purchased $2,024,877,000 of investment securities and sold $778,540,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
	Shares	Shares
	(000)	(000)
Issued	67,500	68,780
Issued in Lieu of Cash Distributions	13,610	3,922
Redeemed	(20,101)	(29,178)
Net Increase (Decrease) in Shares Outstanding	61,009	43,524

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2014, that would require recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended April 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	10/31/2013	4/30/2014	Period
Based on Actual Fund Return	$1,000.00	$1,077.84	$2.22
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.66	2.16

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Selected Value Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), and Donald Smith & Co., Inc. (Donald Smith & Co.). The board also added Pzena Investment Management Group, LLC (Pzena), to the fund’s investment advisory team effective March 2014. Please see the Notice to Shareholders for more information regarding the board’s approval of the advisor. The board determined that approving and renewing the advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Barrow Hanley. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using a combination of in-depth fundamental research and valuation forecasts, the firm seeks stocks offering strong fundamentals and price appreciation potential, with below-average price/earnings ratios and price/book-value ratios, and above-average current yields. Barrow Hanley has advised the fund since its inception in 1996.

Donald Smith & Co. Founded in 1983, Donald Smith & Co. is a deep-value-oriented firm that manages large-, mid-, and small-cap value portfolios and employs a strictly bottom-up approach. The portfolio managers invest in out-of-favor companies selling at discounts to tangible book value. The firm looks for companies in the bottom decile of price-to-tangible-book ratios that have a positive outlook for earnings potential over the next two to four years. Donald Smith & Co. has managed a portion of the fund since 2005.

Pzena. Founded in 1995, Pzena is a global investment management firm that employs a deep value investment approach. Pzena seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena conducts intensive fundamental research, buying companies only when the problems are judged to be temporary, management has a viable strategy to generate earnings recovery, and there is meaningful downside protection in case earnings do not recover. Pzena has advised a portion of the fund since March 2014.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval and continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

26

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Barrow Hanley, Donald Smith & Co., or Pzena in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley, Donald Smith & Co., and Pzena. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9342 062014

Semiannual Report | April 30, 2014

Vanguard Global Minimum Volatility Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
Trustees Approve Advisory Arrangement.	30
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Period Ended April 30, 2014
Returns
Since Inception
Vanguard Global Minimum Volatility Fund
Investor Shares (Inception: 12/12/2013)	6.75%
Admiral™ Shares (Inception: 12/12/2013)	6.75
FTSE Global All Cap Index (USD Hedged)	5.80
Global Funds Average	4.48
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Benchmark returns are calculated from the start of the reporting period or from the earliest share-class inception date.

Your Fund’s Performance at a Glance
Inception Through April 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Minimum Volatility Fund
Investor Shares	$10.00	$10.65	$0.024	$0.000
Admiral Shares	20.00	21.30	0.048	0.000

1

Chairman’s Letter

Dear Shareholder,

I am pleased to present the first shareholder report for Vanguard Global Minimum Volatility Fund. We launched this fund to give investors global equity exposure with a relatively smoother ride than they would experience by investing in the global stock market as a whole.

From its inception on December 12, 2013, through April 30, 2014, the fund delivered annualized daily volatility of 7.6%, well below the 9.5% annualized daily volatility of its benchmark, the FTSE Global All Cap Index (USD Hedged). As explained in the box that appears later in my letter, we measure volatility using a statistic called standard deviation, and we use that statistic to determine a ratio referred to as the fund’s risk-adjusted return.

Vanguard Global Minimum Volatility Fund’s total return for the partial half year was 6.75% for both Investor and Admiral Shares, ahead of the 5.80% return of its benchmark and the 4.48% average return of its global fund peers. However, as in comparisons with the benchmark index, your fund’s return relative to the peer-group average tells only part of the story. The vast majority of the funds in the peer group don’t follow an investment strategy that is focused on reducing volatility.

2

Although 4½ months is too short a period to draw conclusions, we’re encouraged that the fund’s performance is consistent with our expectations. The fund’s risk-adjusted return for the period—its return divided by its standard deviation—was 0.88, which was better than the 0.61 risk-adjusted return of its index.

This report includes an overview of the financial markets during the full six months of the fund’s partial fiscal half year, followed by a brief discussion of the fund’s investment strategy.

Recent progress has been sporadic, but stocks continued their climb

For the half year ended April 30, U.S. stocks returned almost 8%, notwithstanding the patches of turbulence the market has encountered in 2014. Technology stocks, for example, turned in a rocky performance amid concerns about pricey valuations. Poor economic data from China and the conflict in Ukraine also unsettled investors.

International stocks, in aggregate, returned nearly 3%, with the developed markets of Europe faring the best. The developed markets of the Pacific region and emerging markets, where China’s weakness was felt most, had negative returns.

Global economic and political developments, of course, are as inevitable as they are unpredictable. Broad diversification remains the best way of managing the risks they pose to your portfolio. As Joe Davis, our chief economist, noted recently,

Market Barometer

	Total Returns
	Periods Ended April 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	8.25%	20.81%	19.52%
Russell 2000 Index (Small-caps)	3.08	20.50	19.84
Russell 3000 Index (Broad U.S. market)	7.83	20.78	19.54
FTSE All-World ex US Index (International)	2.84	9.77	13.22

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.74%	-0.26%	4.88%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.08	0.50	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.08

CPI
Consumer Price Index	1.51%	1.95%	2.14%

3

“Having a broader portfolio tends to moderate those individual issues, and that’s always, I think, a valuable starting point for investors.”

Despite low yields, the bond market experienced a surprising rally

Bonds continued to emerge from the struggles that marked much of 2013, when the market was roiled by worries about the prospect of the Federal Reserve reducing its stimulative bond-buying. In January, however, when the Fed actually started to trim purchases, investors seemed to take the news in stride.

The broad U.S. taxable bond market returned 1.74% for the six months. The yield of the 10-year Treasury note ended at 2.69% in April, up from 2.54% on October 31 but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 4.08%. Money market funds and savings accounts posted paltry returns as the Fed’s target for short-term interest rates remained at 0%–0.25%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD, unhedged for currency exposure) returned 2.33%.

Seeking global equity exposure with more muted ups and downs

Investing is all about the trade-off between risk and return. Vanguard Global Minimum Volatility Fund is designed to address

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Global Minimum Volatility Fund	0.30%	0.20%	1.44%

The fund expense ratios shown are from the prospectus dated December 12, 2013, and represent estimated costs for the current fiscal period.
For the period from inception through April 30, 2014, the fund’s annualized expense ratios were 0.30% for Investor Shares and 0.20% for
Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Global Funds.

4

that trade-off for investors who want to participate in the long-term potential of global stocks but who may have less appetite for the often bumpy ride along the way.

Our research leads us to expect that, on average, a minimum volatility fund may outperform the overall global market in sharp downturns (while still experiencing losses) and trail the market in strong bull markets. Of course, because the fund is expected to have a lower level of risk than the global equity market, you should not expect it to outperform the market over the long run.

Vanguard Equity Investment Group (EIG) uses quantitative models to evaluate all the stocks that make up the FTSE Global All Cap Index (USD Hedged)—representing about 7,400 companies in nearly 50 developed and emerging countries—and selects about 200 to 300 for the fund. Your advisor’s selection process includes estimates of expected returns and cross-correlations between securities. (EIG’s use of correlation measures, which assess how securities move, up or down, in relation to each other, sets your fund apart from those that follow a “low volatility” strategy that focuses only on historical volatility.) Over time, the advisor expects to invest about

What will “success” look like?

Vanguard Global Minimum Volatility Fund is unique among all the equity mutual funds we offer.
Unlike with active stock funds that seek to deliver higher returns than their benchmarks, the objective of this fund is to minimize the variability of fund returns relative to the broad global stock market while satisfying a set of constraints on portfolio characteristics such as liquidity and concentration.

Of course, delivering strong returns relative to a market benchmark index is still a desirable outcome. But this fund will be a long-term “success” if its returns over time and across market cycles are less variable than those of its benchmark index. By “less variable,” we mean that its returns fluctuate less, up or down, from its average return.

The statistic we use to evaluate the variability of your fund’s annual rate of return is standard deviation. Standard deviation serves as a snapshot of the fund’s historical volatility by measuring the degree to which its return varies from its average return. We use the standard deviation to determine the fund’s risk-adjusted return, which is its return divided by the standard deviation, and compare it with the same ratio for the market. The fund will provide strong value to investors if the ratio of its return to standard deviation, or its risk-adjusted return, is above that of the market.

Vanguard always counsels investors to evaluate performance over a long time horizon. That’s especially important for this fund, whose ability to achieve returns that are meaningfully less volatile than the market depends in part on the level of market volatility.

5

half the fund’s assets in the stocks of U.S. companies and half in those of foreign companies.

Because this is an actively managed fund, you can expect that country and sector weightings will differ from those of the benchmark index. The advisor imposes a set of constraints to control the amount of exposure to any single country or industry. This helps to ensure portfolio diversification and liquidity, or the ability to readily trade into and out of holdings.

For U.S.-based investors, owning stocks in foreign markets involves the risk of unfavorable changes in exchange rates between foreign currencies and the U.S. dollar. Consistent with the objective of minimizing volatility, EIG uses currency contracts to try to manage such risk.

For more on EIG’s quantitative investment strategy and process, please see the Advisor’s Report that follows this letter.

Balancing investors’ ‘home bias’ and the benefits of diversification

Many investors have a natural tendency to focus on companies close to home. But this “home bias” can lead to missed opportunities to diversify a portfolio internationally.

Stocks of companies based outside the United States account for about half of the global equity market. Vanguard’s analysis of more than four decades of data shows that, on average, adding such stocks to a U.S. portfolio would have reduced the volatility of returns. This benefit has generally persisted even as economies and markets have become more integrated.

International stocks offer exposure to a wider array of economic and market forces, producing returns that can vary from those of U.S. stocks—which helps to reduce volatility risk. Of course, the impact of diversification changes over time as returns, volatilities, and correlations between foreign and domestic stocks change.

Deciding how much to allocate to international stocks depends on your view regarding the short-term and long-term trade-offs. These include potential exposure to currency fluctuations and generally higher transaction and investment costs. Within Vanguard Global Minimum Volatility Fund, the mix of U.S. and non-U.S. stocks is determined for you by the investment advisor, and—as I noted—the advisor seeks to hedge currency exposure. When it comes to your total investment portfolio, Vanguard

6

suggests that allocating 20% of your equity holdings to non-U.S. stocks may be a reasonable starting point. (You can read more in Global Equities: Balancing Home Bias and Diversification, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 19, 2014

7

Advisor’s Report

We are pleased to present the first Advisor’s Report for Vanguard Global Minimum Volatility Fund, which opened for investment on December 12, 2013. The fund posted encouraging results for the partial fiscal half year ended April 30, 2014, with a total return of 6.75% and an annualized daily volatility of 7.6%.

By comparison, its benchmark, the FTSE Global All Cap Index (USD Hedged), returned 5.80% with an annualized daily volatility of 9.5%. (Just a bit of math: To get the annualized daily volatility, we calculate the standard deviation of daily returns, and then multiply it by the square root of 252, generally the number of trading days in a year.)

Investment objective and strategy

Our objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. Over the performance period, the fund’s volatility was about 20% less than that of its benchmark, on average.

While we recognize that equity-like returns are also an important outcome of an investment in this fund, it should be pointed out that achieving a total return higher than the benchmark’s is not an explicit objective of our approach. With this in mind, it is reasonable to expect the fund to outperform on a relative basis in many down markets while still experiencing losses, and to underperform in some strong bull markets.

Over the long term, we think an acceptable comparative performance measure for the fund is its risk-adjusted return. This metric can be calculated by dividing the portfolio’s total return for the period by the annualized standard deviation of daily returns. For this partial fiscal period, which is admittedly a relatively short time for comparison, the risk-adjusted return was 0.88, compared with 0.61 for the benchmark.

It’s important to note that we do not target a specific volatility level. Rather, we seek to provide an equity fund that has lower absolute risk than the broad global market. Thus, when the broad global equity market is experiencing spikes in volatility, you should expect this fund’s volatility to rise as well—just not by the same magnitude.

To construct a portfolio to meet our objective, we incorporate quantitative models that evaluate historical volatilities and correlations for all of the securities in the fund’s benchmark in an attempt to estimate expected volatilities and correlations. This approach allows us to make appropriate trade-offs involving risk and diversification, while not relying solely on volatility estimates. We also apply constraints to reduce stock, sector, and country concentration risk. We believe that these constraints, which allow for broader diversification and liquidity, reduce unnecessarily high risk exposures without having a significant impact on our ability to reduce overall volatility. In the end, we

8

construct a portfolio of approximately 200 to 300 stocks from the universe of about 7,400 in the FTSE index.

Currency risk is an exposure that deserves specific mention. We recognize that owning companies in foreign markets involves the risk of movements in foreign currency exchange rates relative to the U.S. dollar. To minimize this risk, we use currency forwards to hedge out much of this exposure.

The investment environment

Over the last six months, the Federal Reserve announced several reductions in its stimulative bond-buying program (known as quantitative easing), effective beginning in January. In testimony before Congress, Fed Chairwoman Janet Yellen suggested that the tapering of the purchases was likely to continue despite weather-related softness in recent economic data. There were no major fiscal surprises during the period, and without new policy stimulus (even with the reductions), the economy seemed to be improving: The Institute for Supply Management Manufacturing Index, a closely watched measure of the manufacturing sector, has consistently been above the baseline of 50, pointing to expansion. GDP growth has been in the range of 2% to 4%, in line with historical averages.

Globally, market participants have kept a nervous eye on the tensions in Ukraine, which led the ruble to decline more than 8%. In addition, China has seen its growth rate decelerate as its economy shifts toward a greater emphasis on consumption and a correspondingly smaller focus on investment. In turn, Latin America has struggled because of weaker demand from China.

The uncertainty triggered by these international developments has pushed up equity market volatility. This can be seen by looking at rolling 20-day volatility levels for a broad global benchmark such as the FTSE Global All Cap Index, which is unhedged and susceptible to the impact of currency fluctuations. After starting the year at relatively low levels (8.7%), the index’s volatility spiked to 13.3% in mid-February—closer to historic norms—and had settled in at 9.1% at the end of the fiscal period.

The fund’s successes and shortfalls

Throughout these changes in the level of equity market volatility, our strategy succeeded in meeting its lower-volatility objective as the fund benefited from a variety of exposures and diversification strategies.

9

We had greater weightings than the index did in less volatile sectors such as utilities and consumer staples and had smaller weightings in two of the benchmark’s more volatile sectors, information technology and consumer discretionary. The fund did have some overweight exposures in the more volatile health care sector. In addition, some of our positions in the materials sector were more volatile than average, which modestly held back our results.

We had overweight positions in some of the benchmark’s less volatile countries, including Hong Kong, Canada, and the United Kingdom. Underweight positions in more volatile countries, such as China and France, also helped.

Our approach to portfolio construction has paid off so far in terms of both volatility reduction and relative performance. We are confident in our ability to produce lower volatility results over the long term. When it comes to total return, however, we caution that the minimum volatility approach (as with any active strategy) may produce returns that deviate from the benchmark and has the potential for wide variations at times. With that in mind, we see this fund appealing to investors who are looking for broadly diversified exposure to the equity asset class, with lower average volatility over time than the market, and are willing to accept the risks of using an active-investment approach. We look forward to the remainder of the fiscal year and thank you for your investment.

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

May 19, 2014

10

Global Minimum Volatility Fund

Fund Profile
As of April 30, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMVFX	VMNVX
Expense Ratio[1]	0.30%	0.20%

Portfolio Characteristics
		FTSE Global
		All Cap Index
	Fund	(USD Hedged)
Number of Stocks	241	7,434
Median Market Cap	$7.5B	$34.7B
Price/Earnings Ratio	20.5x	18.1x
Price/Book Ratio	2.1x	2.0x
Return on Equity	15.7%	15.7%
Earnings Growth
Rate	8.3%	10.9%
Dividend Yield	3.0%	2.4%
Short-Term Reserves	0.0%	—

Sector Diversification (% of equity exposure)
		FTSE Global
		All Cap Index
	Fund (USD Hedged)
Consumer Discretionary	16.5%	11.9%
Consumer Staples	12.4	9.1
Energy	4.4	9.4
Financials	16.7	21.7
Health Care	13.1	10.2
Industrials	11.2	11.9
Information Technology	7.0	12.5
Materials	2.1	6.5
Telecommunication Services	8.0	3.5
Utilities	8.6	3.3

Ten Largest Holdings (% of total net assets)
Chunghwa Telecom Co.	Electronic
Ltd.	Components	1.5%
Clorox Co.	Household Products	1.4
BCE Inc.	Integrated
	Telecommunication
	Services	1.4
Capitol Federal Financial	Thrifts & Mortgage
Inc.	Finance	1.4
Amdocs Ltd.	It Consulting & Other
	Services	1.4
Markel Corp.	Property & Casualty
	Insurance	1.4
National Grid plc	Multi-Utilities	1.4
Allergan Inc.	Pharmaceuticals	1.3
British American
Tobacco plc	Tobacco	1.3
Hudson Pacific
Properties Inc.	Office Reits	1.3
Top Ten		13.8%

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 12, 2013, and represent estimated costs for the current fiscal period. For the period from inception through April 30, 2014, the annualized expense ratios were 0.30% for Investor Shares and 0.20% for Admiral Shares.

11

Global Minimum Volatility Fund

Market Diversification (% of equity exposure)
		FTSE
		Global
		All Cap
		Index
		(USD
	Fund	Hedged)
Europe
United Kingdom	9.1%	8.0%
Switzerland	3.0	3.2
Germany	2.1	3.2
Italy	1.2	1.0
Other	3.7	9.1
Subtotal	19.1%	24.5%
Pacific
Australia	5.7%	2.9%
Japan	4.8	7.3
Hong Kong	4.7	1.2
South Korea	3.2	1.6
Singapore	1.2	0.6
Other	0.0	0.1
Subtotal	19.6%	13.7%
Emerging Markets
Taiwan	2.6%	1.4%
India	1.7	0.8
Brazil	1.5	1.1
Mexico	0.9	0.5
Other	1.2	5.0
Subtotal	7.9%	8.8%
North America
United States	45.6%	49.1%
Canada	7.3	3.7
Subtotal	52.9%	52.8%
Middle East	0.5%	0.2%

12

Global Minimum Volatility Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): December 12, 2013, Through April 30, 2014

Note: For 2014, performance data reflect the period ended April 30, 2014.

Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	Since
	Date	Inception
Investor Shares	12/12/2013	5.85%
Admiral Shares	12/12/2013	5.90

See Financial Highlights for dividend and capital gains information.

13

Global Minimum Volatility Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.3%)[1]
Australia (5.7%)
Telstra Corp. Ltd.	1,005,791	4,890
Wesfarmers Ltd.	106,728	4,248
Transurban Group	623,726	4,213
BWP Trust	1,339,993	3,116
Woodside Petroleum Ltd.	32,208	1,224
ASX Ltd.	24,578	813
Abacus Property Group	326,832	742
Charter Hall Retail REIT	169,755	610
DUET Group	267,212	540
Sigma Pharmaceuticals
Ltd.	317,664	215
Premier Investments Ltd.	22,186	205
Amcom
Telecommunications Ltd.	95,223	186
Tatts Group Ltd.	59,000	166
		21,168
Belgium (0.8%)
Sofina SA	13,289	1,595
Elia System Operator
SA/NV	23,212	1,231
Cofinimmo	2,602	319
		3,145
Brazil (1.5%)
Ultrapar Participacoes
SA ADR	75,500	1,879
Embraer SA ADR	46,400	1,596
CPFL Energia SA ADR	94,300	1,580
Telefonica Brasil SA ADR	10,000	212
Banco Santander Brasil
SA ADR	28,500	190
Cia Brasileira de
Distribuicao Grupo Pao
de Acucar ADR	3,200	152
BRF SA ADR	4,900	111
		5,720

Canada (7.2%)
	BCE Inc.	121,400	5,405
^	Bell Aliant Inc.	186,900	4,604
	Toronto-Dominion Bank	85,000	4,089
^	Emera Inc.	123,750	3,828
	Fortis Inc.	58,800	1,727
	Aimia Inc.	78,000	1,256
	Cineplex Inc.	28,000	1,055
	Canadian Oil Sands Ltd.	45,000	976
^	Parkland Fuel Corp.	51,000	945
^	Veresen Inc.	62,800	929
	Corus Entertainment Inc.
	Class B	38,000	854
	Manitoba Telecom Services
	Inc.	22,400	619
	Gibson Energy Inc.	17,900	478
^	Extendicare Inc.	29,800	183
	Canadian Tire Corp. Ltd.
	Class A	1,500	147
			27,095
Chile (0.3%)
	Cia Cervecerias Unidas
	SA ADR	27,600	651
	Enersis SA ADR	32,700	526
			1,177
Denmark (0.6%)
	TDC A/S	234,302	2,200

France (0.4%)
	BioMerieux	7,524	822
	Sodexo	5,000	539
	Orpea	2,015	147
			1,508
Germany (2.1%)
	Fielmann AG	23,476	3,176
	Fresenius Medical Care
	AG & Co. KGaA	37,230	2,565
	Rhoen Klinikum AG	67,805	2,190
			7,931

14

Global Minimum Volatility Fund

		Market
		Value
	Shares	($000)
Hong Kong (4.7%)
CLP Holdings Ltd.	581,000	4,645
Yuexiu REIT	6,176,000	2,919
Hopewell Highway
Infrastructure Ltd.	3,210,500	1,566
Television Broadcasts Ltd.	200,500	1,253
Chow Tai Fook Jewellery
Group Ltd.	862,400	1,211
Hang Seng Bank Ltd.	71,800	1,172
Uni-President China
Holdings Ltd.	1,199,000	993
Tingyi Cayman Islands
Holding Corp.	318,000	885
Towngas China Co. Ltd.	763,000	871
VTech Holdings Ltd.	56,600	781
Sun Art Retail Group Ltd.	378,250	493
Microport Scientific Corp.	492,000	334
Road King Infrastructure
Ltd.	201,000	185
Prosperity REIT	547,000	162
		17,470
India (1.7%)
Dr Reddy’s Laboratories
Ltd. ADR	76,500	3,448
Infosys Ltd. ADR	29,600	1,590
2 Reliance Industries Ltd.
GDR	33,228	1,032
Wipro Ltd. ADR	26,800	320
		6,390
Ireland (0.2%)
Kerry Group plc Class A	7,616	601

Israel (0.5%)
Paz Oil Co. Ltd.	5,534	865
Cellcom Israel Ltd.
(Registered)	30,678	389
Ituran Location and
Control Ltd.	11,095	267
Delek Automotive
Systems Ltd.	16,618	168
Reit 1 Ltd.	41,599	109
		1,798
Italy (1.2%)
Parmalat SPA	1,249,262	4,340

Japan (4.7%)
^ Kagome Co. Ltd.	225,700	3,819
MOS Food Services Inc.	57,100	1,138
Kappa Create Holdings
Co. Ltd.	94,500	911
TonenGeneral Sekiyu KK	94,000	888
Studio Alice Co. Ltd.	61,900	861
Fujiya Co. Ltd.	368,000	673
Earth Chemical Co. Ltd.	18,600	665

Ringer Hut Co. Ltd.	44,500	661
Dunlop Sports Co. Ltd.	50,500	615
Kisoji Co. Ltd.	32,100	579
Matsuya Foods Co. Ltd.	31,600	568
Senshukai Co. Ltd.	62,500	532
Aozora Bank Ltd.	170,000	506
Sakata Seed Corp.	33,300	465
KEY Coffee Inc.	29,700	458
^ Keiyo Co. Ltd.	91,000	419
Nitto Kohki Co. Ltd.	18,200	331
Ministop Co. Ltd.	20,700	314
Kasumi Co. Ltd.	42,200	298
Atom Corp.	58,100	296
Sagami Chain Co. Ltd.	32,000	290
Morinaga & Co. Ltd.	128,000	282
Kourakuen Corp.	19,000	245
ST Corp.	25,200	244
Rock Field Co. Ltd.	13,500	241
Daisyo Corp.	18,000	212
Toho Co. Ltd.	51,000	184
Hioki EE Corp.	11,600	183
Takihyo Co. Ltd.	43,000	171
Saizeriya Co. Ltd.	13,500	155
Taisei Lamick Co. Ltd.	5,800	141
Itochu-Shokuhin Co. Ltd.	4,100	138
Kyoto Kimono Yuzen Co.
Ltd.	13,300	132
Daidoh Ltd.	5,800	35
		17,650
Mexico (0.9%)
Grupo Aeroportuario del
Pacifico SAB de CV ADR	58,800	3,546

Netherlands (0.7%)
^ Wolters Kluwer NV	93,129	2,596

Norway (0.6%)
Statoil ASA	70,538	2,150

Russia (0.9%)
MMC Norilsk Nickel OJSC
ADR	112,478	2,034
Surgutneftegas OAO ADR	164,355	1,165
		3,199
Singapore (1.1%)
Singapore Airlines Ltd.	242,000	2,006
DBS Group Holdings Ltd.	141,000	1,910
Singapore Post Ltd.	344,000	389
		4,305
South Korea (3.2%)
S-Oil Corp.	57,862	3,386
Bukwang Pharmaceutical
Co. Ltd.	84,010	1,185
* Asiana Airlines Inc.	245,280	1,170

15

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	POSCO	3,284	970
	Hyundai Greenfood Co. Ltd.	48,910	822
	POSCO ADR	9,000	662
	Macquarie Korea
	Infrastructure Fund	106,880	662
	POSCO Chemtech Co. Ltd.	3,960	572
*	SK Broadband Co. Ltd.	117,075	486
	Daum Communications
	Corp.	4,596	334
	Green Cross Holdings Corp.	23,940	330
	Kwang Dong
	Pharmaceutical Co. Ltd.	29,770	266
	Samsung Techwin Co. Ltd.	4,700	264
	Samsung Securities Co. Ltd.	6,000	229
	MegaStudy Co. Ltd.	3,000	203
	SK Gas Ltd.	2,079	191
	NH Investment &
	Securities Co. Ltd.	27,990	182
	Namyang Dairy Products
	Co. Ltd.	189	168
			12,082
Sweden (0.4%)
	Skanska AB Class B	39,777	913
	Axfood AB	11,163	595
			1,508
Switzerland (3.0%)
	Kaba Holding AG Class B	5,720	2,755
	Novartis AG	26,699	2,321
	Swisscom AG	2,938	1,787
	Allreal Holding AG	9,242	1,303
	Alpiq Holding AG	10,599	1,301
	Siegfried Holding AG	5,310	995
	Lindt & Spruengli AG	106	516
	Helvetia Holding AG	218	109
			11,087
Taiwan (2.6%)
^,3	Chunghwa Telecom Co.
	Ltd. ADR	175,900	5,522
	Siliconware Precision
	Industries Co. ADR	199,100	1,477
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	70,100	1,409
	United Microelectronics
	Corp. ADR	592,600	1,292
			9,700
United Kingdom (9.0%)
	National Grid plc	356,213	5,063
	British American Tobacco
	plc	86,820	5,013
	AstraZeneca plc	62,759	4,954
	Next plc	43,192	4,765
	Smith & Nephew plc	276,219	4,307
	GlaxoSmithKline plc	113,376	3,133

	DCC plc	51,973	2,665
	Reed Elsevier plc	105,062	1,549
	UK Commercial Property
	Trust Ltd.	884,670	1,211
	BP plc	50,000	422
*	BTG plc	41,765	376
	Inmarsat plc	30,220	372
			33,830
United States (45.3%)
Consumer Discretionary (3.0%)
	McDonald’s Corp.	35,400	3,589
	John Wiley & Sons Inc.
	Class A	30,300	1,741
	Interval Leisure Group Inc.	51,400	1,325
	Service Corp. International	50,400	946
	Home Depot Inc.	11,700	930
	Matthews International
	Corp. Class A	22,400	904
	Fred’s Inc. Class A	29,900	545
*	Madison Square Garden
	Co. Class A	8,500	464
	HSN Inc.	7,500	435
	Cato Corp. Class A	8,900	253
			11,132
Consumer Staples (6.6%)
	Clorox Co.	59,600	5,406
	Altria Group Inc.	120,500	4,833
	Church & Dwight Co. Inc.	59,900	4,134
[3,4]	Wal-Mart Stores Inc.	39,750	3,169
	Vector Group Ltd.	103,700	2,209
	Philip Morris International
	Inc.	20,500	1,751
	J&J Snack Foods Corp.	13,100	1,226
	Coca-Cola Co.	29,400	1,199
	Reynolds American Inc.	16,200	914
			24,841
Energy (1.4%)
	Cosan Ltd.	221,600	2,688
	Chevron Corp.	21,400	2,686
			5,374
Financials (10.9%)
	Capitol Federal Financial
	Inc.	436,700	5,258
*	Markel Corp.	8,100	5,070
3	Hudson Pacific Properties
	Inc.	210,500	4,957
	Colony Financial Inc.	225,000	4,894
	Starwood Property Trust
	Inc.	153,600	3,694
	Oritani Financial Corp.	199,700	2,962
*	TFS Financial Corp.	175,700	2,353
	Marsh & McLennan Cos.
	Inc.	38,000	1,874

16

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Home Loan Servicing
	Solutions Ltd.	73,300	1,624
*	Beneficial Mutual Bancorp
	Inc.	122,900	1,603
	F&C Commercial Property
	Trust Ltd.	537,029	1,084
*	Starwood Waypoint
	Residential Trust	30,720	835
	Investors Real Estate Trust	82,500	719
	Crown Castle International
	Corp.	8,800	640
	Northwest Bancshares Inc.	41,800	555
	Urstadt Biddle Properties
	Inc. Class A	26,500	541
	Brookline Bancorp Inc.	58,100	527
	Two Harbors Investment
	Corp.	49,000	509
	Acadia Realty Trust	15,600	423
	Universal Health Realty
	Income Trust	8,800	373
	Dime Community
	Bancshares Inc.	20,000	326
			40,821
Health Care (7.0%)
	Allergan Inc.	30,400	5,041
	Merck & Co. Inc.	59,600	3,490
	Johnson & Johnson	32,500	3,292
	Patterson Cos. Inc.	71,500	2,910
*	Henry Schein Inc.	21,700	2,479
	AmerisourceBergen Corp.
	Class A	32,700	2,131
*	Haemonetics Corp.	66,600	2,022
	Omnicare Inc.	31,700	1,879
*	Amsurg Corp. Class A	33,200	1,438
	Landauer Inc.	16,300	705
	Owens & Minor Inc.	16,300	547
*	ICU Medical Inc.	2,900	162
*	LHC Group Inc.	7,000	145
			26,241
Industrials (5.2%)
4	United Parcel Service Inc.
	Class B	48,900	4,817
	Rollins Inc.	153,400	4,614
	General Dynamics Corp.	25,900	2,835
	3M Co.	16,300	2,267
	National Presto Industries
	Inc.	24,000	1,734
	Danaher Corp.	20,100	1,475
	Carlisle Cos. Inc.	15,700	1,291
	Illinois Tool Works Inc.	4,700	401
			19,434

Information Technology (7.2%)
	Amdocs Ltd.	112,300	5,225
	Jack Henry & Associates
	Inc.	77,200	4,258
4	Motorola Solutions Inc.	48,800	3,103
	Comtech
	Telecommunications Corp.	84,300	2,676
	QUALCOMM Inc.	33,700	2,653
	Paychex Inc.	57,800	2,417
*	VeriSign Inc.	50,100	2,364
*	CACI International Inc.
	Class A	24,600	1,713
	Amphenol Corp. Class A	12,100	1,154
	FactSet Research Systems
	Inc.	8,900	948
	Intuit Inc.	7,300	553
			27,064
	Materials (0.9%)
	Sigma-Aldrich Corp.	21,400	2,059
	Compass Minerals
	International Inc.	12,200	1,117
			3,176
Telecommunication Services (0.8%)
	AT&T Inc.	57,300	2,046
*	tw telecom inc Class A	32,100	985
			3,031
	Utilities (2.3%)
	Southern Co.	54,500	2,498
	Empire District Electric Co.	97,500	2,371
	NorthWestern Corp.	27,300	1,321
	Duke Energy Corp.	17,400	1,296
	Northeast Utilities	24,000	1,134
			8,620
			169,734
	Total Common Stocks
	(Cost $355,733)		371,930
Temporary Cash Investment (4.7%)[1]
Money Market Fund (4.7%)
[5,6]	Vanguard Market
	Liquidity Fund, 0.124%
	(Cost $17,546)	17,546,368	17,546
Total Investments (104.0%)
	(Cost $373,279)		389,476
Other Assets and Liabilities (-4.0%)
	Other Assets		6,149
	Liabilities[6]		(21,184)
			(15,035)
	Net Assets (100%)		374,441

17

Global Minimum Volatility Fund

At April 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	354,975
Undistributed Net Investment Income	3,674
Accumulated Net Realized Gains	1,358
Unrealized Appreciation (Depreciation)
Investment Securities	16,197
Futures Contracts	56
Forward Currency Contracts	(1,891)
Foreign Currencies	72
Net Assets	374,441

Investor Shares—Net Assets
Applicable to 30,112,679 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	320,570
Net Asset Value Per Share—
Investor Shares	$10.65

Admiral Shares—Net Assets
Applicable to 2,529,218 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	53,871
Net Asset Value Per Share—
Admiral Shares	$21.30

See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $15,247,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 4.3%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the value of this security represented 0.3% of net assets.
3 Securities with a value of $381,000 have been segregated as initial margin for open futures contracts.
4 Securities with a value of $2,692,000 have been segregated as collateral for open forward currency contracts.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $16,128,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Global Minimum Volatility Fund

Statement of Operations

December 12, 2013[1] to
April 30, 2014
($000)
Investment Income
Income
Dividends[2]	4,806
Interest[3]	4
Securities Lending	32
Total Income	4,842
Expenses
The Vanguard Group—Note B
Investment Advisory Services	45
Management and Administrative—Investor Shares	247
Management and Administrative—Admiral Shares	15
Marketing and Distribution—Investor Shares	9
Marketing and Distribution—Admiral Shares	1
Custodian Fees	47
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—Admiral Shares	1
Total Expenses	367
Net Investment Income	4,475
Realized Net Gain (Loss)
Investment Securities Sold	2,157
Futures Contracts	97
Foreign Currencies and Forward Currency Contracts	(967)
Realized Net Gain (Loss)	1,287
Change in Unrealized Appreciation (Depreciation)
Investment Securities	16,197
Futures Contracts	56
Foreign Currencies and Forward Currency Contracts	(1,819)
Change in Unrealized Appreciation (Depreciation)	14,434
Net Increase (Decrease) in Net Assets Resulting from Operations	20,196

1 Inception.
2 Dividends are net of foreign withholding taxes of $195,000.
3 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Global Minimum Volatility Fund

Statement of Changes in Net Assets

December 12, 2013[1] to
April 30, 2014
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,475
Realized Net Gain (Loss)	1,287
Change in Unrealized Appreciation (Depreciation)	14,434
Net Increase (Decrease) in Net Assets Resulting from Operations	20,196
Distributions
Net Investment Income
Investor Shares	(703)
Admiral Shares	(27)
Realized Capital Gain
Investor Shares	—
Admiral Shares	—
Total Distributions	(730)
Capital Share Transactions
Investor Shares	302,712
Admiral Shares	52,263
Net Increase (Decrease) from Capital Share Transactions	354,975
Total Increase (Decrease)	374,441
Net Assets
Beginning of Period	—
End of Period[2]	374,441
1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $3,674,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Global Minimum Volatility Fund

Financial Highlights

Investor Shares
December 12, 2013[1] to
For a Share Outstanding Throughout the Period	April 30, 2014
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income	.130
Net Realized and Unrealized Gain (Loss) on Investments	.544
Total from Investment Operations	.674
Distributions
Dividends from Net Investment Income	(.024)
Distributions from Realized Capital Gains	—
Total Distributions	(. 024)
Net Asset Value, End of Period	$10.65

Total Return[2]	6.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$321
Ratio of Total Expenses to Average Net Assets	0.30%
Ratio of Net Investment Income to Average Net Assets	3.55%
Portfolio Turnover Rate	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Global Minimum Volatility Fund

Financial Highlights

Admiral Shares
December 12, 2013[1] to
For a Share Outstanding Throughout the Period	April 30, 2014
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	. 269
Net Realized and Unrealized Gain (Loss) on Investments	1.079
Total from Investment Operations	1.348
Distributions
Dividends from Net Investment Income	(.048)
Distributions from Realized Capital Gains	—
Total Distributions	(. 048)
Net Asset Value, End of Period	$21.30

Total Return[2]	6.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$54
Ratio of Total Expenses to Average Net Assets	0.20%
Ratio of Net Investment Income to Average Net Assets	3.65%
Portfolio Turnover Rate	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Global Minimum Volatility Fund

Notes to Financial Statements

Vanguard Global Minimum Volatility Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk and volatility associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

23

Global Minimum Volatility Fund

The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the period ended April 30, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented 48% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended April 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty

24

Global Minimum Volatility Fund

risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2014, the fund had contributed capital of $38,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

25

Global Minimum Volatility Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	53,258	144,725	4,213
Common Stocks—United States	168,650	1,084	—
Temporary Cash Investments	17,546	—	—
Futures Contracts—Assets[1]	4	—	—
Futures Contracts—Liabilities[1]	(1)	—	—
Forward Currency Contracts—Assets	—	514	—
Forward Currency Contracts—Liabilities	—	(2,405)	—
Total	239,457	143,918	4,213
1 Represents variation margin on the last day of the reporting period.

D. At April 30, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	4	514	518
Liabilities	(1)	(2,405)	(2,406)

26

Global Minimum Volatility Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended April 30, 2014, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	97	—	97
Forward Currency Contracts	—	(896)	(896)
Realized Net Gain (Loss) on Derivatives	97	(896)	(799)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	56	—	56
Forward Currency Contracts	—	(1,891)	(1,891)
Change in Unrealized Appreciation (Depreciation) on Derivatives	56	(1,891)	(1,835)

At April 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2014	11	1,033	9
S&P ASX 200 Index	June 2014	1	127	10
FTSE 100 Index	June 2014	1	114	11
Topix Index	June 2014	1	113	1
mini MSCI Emerging Markets Index	June 2014	2	99	6
Dow Jones EURO STOXX 50 Index	June 2014	2	87	19
				56

Unrealized appreciation (depreciation) on open E-mini S&P 500 Index, FTSE 100 Index, mini MSCI Emerging Markets Index, and Dow Jones EURO STOXX 50 Index futures contracts are required to be treated as realized gain (loss) for tax purposes.

27

Global Minimum Volatility Fund

At April, 30, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Credit Suisse International	7/2/14	USD	34,283	GBP	20,674	(606)
Credit Suisse International	7/2/14	USD	25,745	CAD	28,734	(430)
Credit Suisse International	7/2/14	USD	21,347	EUR	15,330	82
Credit Suisse International	7/2/14	USD	18,002	AUD	19,862	(368)
Credit Suisse International	7/2/14	USD	17,307	JPY	1,754,003	144
Credit Suisse International	7/2/14	USD	11,585	KRW	12,477,906	(450)
Credit Suisse International	7/2/14	USD	11,241	CHF	9,811	88
Credit Suisse International	7/2/14	USD	9,230	TWD	280,879	(87)
Credit Suisse International	7/2/14	USD	6,016	INR	374,820	(112)
Credit Suisse International	7/2/14	USD	5,333	BRL	12,695	(253)
Credit Suisse International	7/2/14	USD	3,409	MXN	45,124	(22)
Credit Suisse International	7/2/14	USD	2,466	RUB	91,107	(48)
Credit Suisse International	7/2/14	USD	2,135	AUD	2,290	16
Credit Suisse International	7/2/14	USD	2,056	NOK	12,295	(7)
Credit Suisse International	7/2/14	USD	1,727	ILS	5,981	(1)
Credit Suisse International	7/2/14	USD	1,531	SEK	9,717	39
Credit Suisse International	7/2/14	USD	992	CLP	571,080	(13)
Credit Suisse International	7/2/14	USD	884	RUB	26,790	145
Credit Suisse International	7/2/14	USD	837	EUR	610	(8)
						(1,891)

AUD—Australian dollar.
BRL—Brazilian real.
CAD—Canadian dollar.
CHF—Swiss franc.
CLP—Chilean peso.
EUR—Euro.
GBP—British pound.
ILS—Israeli shekel.
INR—Indian rupee.
JPY—Japanese yen.
KRW—Korean won.
MXN—Mexican peso.
NOK—Norwegian krone.
RUB—Russian ruble.
SEK—Swedish krona.
TWD—Taiwanese dollar.
USD—U.S. dollar.

28

Global Minimum Volatility Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the period ended April 30, 2014, the fund realized net foreign currency losses of $71,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At April 30, 2014, the cost of investment securities for tax purposes was $373,279,000. Net unrealized appreciation of investment securities for tax purposes was $16,197,000, consisting of unrealized gains of $22,826,000 on securities that had risen in value since their purchase and $6,629,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the period ended April 30, 2014, the fund purchased $428,066,000 of investment securities and sold $75,332,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	December 12, 2013[1] to
	April 30, 2014
	Amount	Shares
	($000)	(000)
Investor Shares
Issued	320,419	31,837
Issued in Lieu of Cash Distributions	702	69
Redeemed	(18,409)	(1,793)
Net Increase (Decrease)—Investor Shares	302,712	30,113
Admiral Shares
Issued	59,521	2,879
Issued in Lieu of Cash Distributions	26	1
Redeemed	(7,284)	(351)
Net Increase (Decrease) —Admiral Shares	52,263	2,529
1 Inception.

At April 30, 2014, Vanguard Managed Payout Fund was the record or beneficial owner of 80% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2014, that would require recognition or disclosure in these financial statements.

29

Trustees Approve Advisory Arrangement

The board of trustees approved the launch of Vanguard Global Minimum Volatility Fund with an internalized management structure whereby The Vanguard Group, Inc. (Vanguard)—through its Equity Investment Group—would provide investment advisory services to the fund at cost. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board could not consider the performance of the fund because it was newly launched. However, the board determined that, in its management of other Vanguard active funds, the Equity Investment Group has a track record of consistent performance and disciplined investment processes. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board considered the cost of services to be provided and concluded that the fund’s expense ratio would be below the average expense ratio charged by funds in its peer group.

The board did not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

30

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

31

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11942 062014

Semiannual Report | April 30, 2014

Vanguard Emerging Markets

Government Bond Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	37
Trustees Approve Advisory Arrangement.	39
Glossary.	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2014
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Emerging Markets Government Bond Index Fund
Investor Shares	4.50%	2.18%	0.62%	2.80%
Admiral™ Shares	4.65	2.27	0.56	2.83
ETF Shares	4.65
Market Price				2.89
Net Asset Value				2.84
Barclays USD Emerging Markets Government RIC Capped Index				3.02
Emerging Markets Hard Currency Debt Funds Average				1.73

Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF®
Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the
Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2013, Through April 30, 2014

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Emerging Markets Government
Bond Index Fund
Investor Shares	$9.74	$9.80	$0.207	$0.000
Admiral Shares	19.48	19.59	0.430	0.000
ETF Shares	77.71	78.15	1.705	0.000

Chairman’s Letter

Dear Shareholder,

Global bond markets found their footing during the six months ended April 30, 2014. And the emerging market bonds in which your fund invests were some of the stronger performers.

Vanguard Emerging Markets Government Bond Index Fund returned 2.80% for Investor Shares for the half year, and about the same for Admiral and ETF Shares. In addition to earning interest income, the fund’s holdings increased modestly in price.

The fund accomplished its investment objective of closely tracking its benchmark index: The Barclays USD Emerging Markets Government RIC Capped Index, which of course incurs no expenses, returned 3.02%. This close index tracking, for a fund that is shy of its one-year anniversary, is a tribute to the skill and experience of Vanguard Fixed Income Group, the fund’s advisor.

Your fund’s return outpaced the average return of its peer category, emerging markets hard currency debt funds, by more than a full percentage point—a notable lead in the bond arena, and one that underscores the benefit of Vanguard’s focus on low costs. (A “hard currency” is one that is issued by an economically and politically stable country and is widely used around the world as payment for goods and services.)

As I noted in your fund’s first shareholder report last year, Barclays constructs and manages the fund’s custom index with caps, or limits, on certain holdings. The intent is to comply with Internal Revenue Service diversification standards for regulated investment companies, or RICs, which include mutual funds. In seeking to track the index, the advisor uses a sampling strategy, holding a range of securities that in total approximate the index’s key risk factors and characteristics, such as average duration and credit ratings. Sampling is a common practice for bond index funds because it can be very difficult and potentially costly to own all the bonds in an index.

The fund’s 30-day SEC yield for Investor Shares was 4.50% at the end of April, up slightly from 4.29% last October and more than double the yield of the broad U.S. bond market (as measured by Vanguard Total Bond Market Index Fund)—reflecting the higher risk of emerging market debt.

Despite low yields, the bond market experienced a surprising rally

Overall, bonds continued to emerge from the struggles that marked much of 2013, when many markets were roiled by worries about the prospect of the Federal Reserve reducing its stimulative bond-buying. Such concerns hit developing countries especially hard, because their capital markets have been bolstered by significant cash inflows under the Fed’s easy-money policy. In January, however, when the Fed actually started to trim purchases, investors seemed to take the news in stride.

Market Barometer
	Total Returns
	Periods Ended April 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	1.74%	-0.26%	4.88%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.08	0.50	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.08

Stocks
Russell 1000 Index (Large-caps)	8.25%	20.81%	19.52%
Russell 2000 Index (Small-caps)	3.08	20.50	19.84
Russell 3000 Index (Broad U.S. market)	7.83	20.78	19.54
FTSE All-World ex US Index (International)	2.84	9.77	13.22

CPI
Consumer Price Index	1.51%	1.95%	2.14%

Outside the United States, bond markets (as measured by the Barclays Global Aggregate Index ex USD, unhedged for currency exposure) returned 2.33% for the six months ended April 30.

The broad U.S. taxable bond market lagged international bonds, returning 1.74%. The yield of the 10-year Treasury note ended at 2.69% in April, up from 2.54% on October 31 but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.) Municipal bonds returned 4.08%. Money market funds and savings accounts posted paltry returns as the Fed’s target for short-term interest rates remained at 0%–0.25%.

Global stocks continued to climb, despite some recent choppiness

International stocks, in aggregate, returned nearly 3% for the half year, with the developed markets of Europe faring best. The developed markets of the Pacific region and emerging markets declined. Investors were unsettled by the conflict in Ukraine and weak economic data from China—where efforts to reposition the economy have significant implications for trade with countries around the globe.

U.S. stocks returned almost 8%, notwithstanding the patches of turbulence the market has encountered in 2014. Technology stocks, for example, turned in a rocky performance amid concerns about pricey valuations.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	ETF	Peer Group
	Shares	Shares	Shares	Average
Emerging Markets Government Bond
Index Fund	0.49%	0.34%	0.35%	1.21%

The fund expense ratios shown are from the prospectus dated February 25, 2014, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2014, the fund’s annualized expense ratios were 0.49% for Investor Shares, 0.34% for Admiral Shares, and
0.34% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group:  Emerging Markets Hard Currency Debt Funds.

Global economic and political shifts are as inevitable as they are unpredictable. Broad diversification across stock and bond markets remains the best way of managing the risks they pose to your portfolio. As Joe Davis, our chief economist, noted recently, “Having a broader portfolio tends to moderate those individual issues and that’s always, I think, a valuable starting point for investors.”

A solid first half overall, even with a few setbacks

Returns were positive across almost all the emerging markets in your fund’s target index. Because of their sheer size, however, the two largest emerging markets tend to be major drivers of performance. And between these markets—in Russia and Brazil—results diverged notably.

Amid significant geopolitical and economic turmoil, Russian sovereign U.S. dollar-denominated bonds returned about –5%. Investors were concerned not only about the tense relationship between Russia and Ukraine but also about the potential economic impact of sanctions imposed on Russian businesses and officials. (In April, a major credit rating agency downgraded Russian sovereign debt to the lowest investment-grade category.) Ukrainian bonds, which make up only about 2% of the market value of the index, held up better, dipping slightly into negative territory.

It was a different story in Brazil, which returned more than 3% in the index. Investors have been attracted to Brazilian bond yields that are higher than those offered in some other large emerging markets. (This spring, one of the major credit rating agencies downgraded Brazil’s bonds, citing weaker economic growth; the country’s debt remains investment-grade.)

Other Central and South American markets were some of the standouts in the period Argentina, representing only about 1% of the index, returned about 14%. The government has taken steps to steady its finances, including raising interest rates—while issues related to Argentina’s debt default in 2001 remain unresolved. Smaller markets such as Belize and Honduras posted returns of about 15% and 25%, respectively—an indication of the wide variability (and typically high volatility) of returns in small slices of the global marketplace.

In emerging markets overall, longer-maturity bonds generally outperformed shorter-term bonds. This isn’t surprising: U.S. Treasury bonds serve as a reference point for pricing not only corporate and other bonds issued in the United States but also international bonds. During the six months, as shorter-term rates rose in the United States—and even higher short-term rates next year seemed increasingly likely—longer-maturity bonds outperformed.

Global bonds can help diversify interest rate risk

As the Fed further trims its bond-buying program, we’re likely to see more headlines about the prospect of higher interest rates and lower bond prices. But the latest media speculation is never a sound basis for changing your portfolio’s long-term allocation to bonds, which serve to moderate the much higher volatility of stocks.

Investors can nevertheless limit their exposure to U.S. interest rate risk by shifting some of their portfolio’s bond allocation into international bonds that are hedged for foreign currency risk—or are issued in U.S. dollars, such as the bonds in this fund.

Using nearly three decades’ worth of data from periods when interest rates rose, Vanguard has found that adding international bonds can effectively diversify an investor’s portfolio of local bonds—regardless of the investor’s home country. Much of this benefit arises because the interest rate movements of various markets can cancel one another out to some extent, leading to more stable returns.

Of course, there’s no guarantee that such trends will continue, and diversification doesn’t prevent losses. But it’s unlikely that all interest rates across the globe would increase at the same time or by the same magnitude. (You can read more in Fearful of Rising Interest Rates? Consider a More Global Bond Portfolio, available at vanguard.com/research.)

This strategy of global diversification is simple and straightforward and can make sense in any rate environment. And unlike changes in interest rates, such a strategy is under your control. Keep in mind, however, that the emerging market government bonds that your fund invests in represent only a very small slice of the total international market, so you may want to consider other bonds as well to round out your portfolio.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 19, 2014

Emerging Markets Government Bond Index Fund

Fund Profile
As of April 30, 2014

Share-Class Characteristics

	Investor	Admiral	ETF
	Shares	Shares	Shares
Ticker Symbol	VGOVX	VGAVX	VWOB
Expense Ratio[1]	0.49%	0.34%	0.35%
30-Day SEC Yield	4.50%	4.65%	4.65%

Financial Attributes

		Barclays USD
		Emerging Mkts
		Government
	Fund	RIC Capped Idx
Number of Bonds	631	667
Yield to Maturity
(before expenses)	5.0%	5.1%
Average Coupon	5.8%	5.9%
Average Duration	6.7 years	6.5 years
Average Effective
Maturity	10.4 years	10.2 years
Short-Term
Reserves	0.9%	—

Sector Diversification (% of portfolio)
Foreign Government	99.7%
Other	0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
1 - 3 Years	13.1
3 - 5 Years	16.4
5 - 10 Years	43.4
10 - 20 Years	10.4
20 - 30 Years	14.4
Over 30 Years	2.0

Distribution by Credit Quality (% of portfolio)
Aaa	0.3%
Aa	8.1
A	11.5
Baa	57.9
Less Than Baa	22.2
For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated February 25, 2014, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2014, the annualized expense ratios were 0.49% for Investor Shares, 0.34% for Admiral Shares, and 0.34% for ETF Shares.

Emerging Markets Government Bond Index Fund

Market Diversification (% of portfolio)
Fund
Emerging Markets
Brazil	10.9%
Russia	8.6
Mexico	8.5
China	6.6
Turkey	5.9
Indonesia	5.4
United Arab Emirates	5.4
Venezuela	5.3
Philippines	3.2
Colombia	2.8
Lebanon	2.2
Hungary	2.0
Poland	1.9
Chile	1.7
South Africa	1.7
India	1.7
Peru	1.5
Malaysia	1.3
Croatia	1.1
Argentina	1.1
Other	19.9
Subtotal	98.7%
North America
United States	0.3%
Other
Panama	1.0%

Emerging Markets Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): May 31, 2013, Through April 30, 2014

				Barclays USD
				Emerging Mkts
				Government
			Investor Shares	RIC Capped Idx
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	1.51%	-2.89%	-1.38%	-1.30%
2014	2.18	0.62	2.80	3.02
Note: For 2014, performance data reflect the six months ended April 30, 2014.

Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	Income	Capital	Total
Investor Shares	5/31/2013	3.31%	-3.09%	0.22%
Fee-Adjusted Returns				-0.53
Admiral Shares	5/31/2013	3.43	-3.14	0.29
Fee-Adjusted Returns				-0.46
ETF Shares	5/31/2013
Market Price				1.27
Net Asset Value				0.26

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

Emerging Markets Government Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Angola (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
1 Republic of Angola Via Northern Lights III BV	7.000%	8/16/19	250	272
Total Angola (Cost $267)				272
Argentina (1.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
1 Provincia de Buenos Aires	10.875%	1/26/21	100	91
Provincia de Buenos Aires	11.750%	10/5/15	300	291
Provincia de Cordoba	12.375%	8/17/17	100	95
1 Republic of Argentina	2.500%	12/31/38	1,447	615
Republic of Argentina	8.280%	12/31/33	516	412
Republic of Argentina	8.280%	12/31/33	1,192	962
Republic of Argentina	8.750%	6/2/17	200	186
Total Argentina (Cost $2,322)				2,652
Armenia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
2 Republic of Armenia	6.000%	9/30/20	200	205
Total Armenia (Cost $198)				205
Azerbaijan (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
2 Republic of Azerbaijan	4.750%	3/18/24	400	404
State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	200	190
State Oil Co. of the Azerbaijan Republic	5.450%	2/9/17	200	211
Total Azerbaijan (Cost $796)				805
Bahrain (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
Bahrain Mumtalakat Holding Co. BSC	5.000%	6/30/15	150	155
2 Kingdom of Bahrain	5.500%	3/31/20	350	380
2 Kingdom of Bahrain	6.125%	7/5/22	600	659
2 Kingdom of Bahrain	6.125%	8/1/23	150	164
Kingdom of Bahrain	6.273%	11/22/18	350	401
Total Bahrain (Cost $1,689)				1,759

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Belarus (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
Republic of Belarus	8.750%	8/3/15	358	361
Republic of Belarus	8.950%	1/26/18	200	201
Total Belarus (Cost $566)				562
Belize (0.0%)
Sovereign Bond (U.S. Dollar-Denominated) (0.0%)
1 Belize	5.000%	2/20/38	100	69
Total Belize (Cost $61)				69
Bermuda (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
2 Bermuda	4.854%	2/6/24	150	154
2 Bermuda	5.603%	7/20/20	100	111
Total Bermuda (Cost $257)				265
Bolivia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Plurinational State of Bolivia	4.875%	10/29/22	200	199
Total Bolivia (Cost $183)				199
Brazil (10.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (10.2%)
Banco do Brasil SA	3.875%	1/23/17	94	97
Banco do Brasil SA	3.875%	10/10/22	475	441
Banco do Brasil SA	5.375%	1/15/21	275	280
Banco do Brasil SA	5.875%	1/26/22	600	614
Banco do Brasil SA	5.875%	1/19/23	250	254
Banco do Brasil SA	6.000%	1/22/20	100	109
1 Banco do Brasil SA	8.500%	10/29/49	350	402
Banco Nacional de Desenvolvimento
Economico e Social	3.375%	9/26/16	200	204
2 Banco Nacional de Desenvolvimento
Economico e Social	3.375%	9/26/16	150	153
2 Banco Nacional de Desenvolvimento
Economico e Social	4.000%	4/14/19	250	250
2 Banco Nacional de Desenvolvimento
Economico e Social	5.500%	7/12/20	100	107
2 Banco Nacional de Desenvolvimento
Economico e Social	5.750%	9/26/23	200	208
Banco Nacional de Desenvolvimento
Economico e Social	6.369%	6/16/18	425	471
Banco Nacional de Desenvolvimento
Economico e Social	6.500%	6/10/19	400	448
Caixa Economica Federal	2.375%	11/6/17	325	312
Caixa Economica Federal	3.500%	11/7/22	150	132
Caixa Economica Federal	4.500%	10/3/18	150	153
2 Caixa Economica Federal	4.500%	10/3/18	200	204
Centrais Eletricas Brasileiras SA	5.750%	10/27/21	400	402
Centrais Eletricas Brasileiras SA	6.875%	7/30/19	200	217
Federative Republic of Brazil	4.250%	1/7/25	1,425	1,420
Federative Republic of Brazil	4.875%	1/22/21	956	1,035
Federative Republic of Brazil	5.625%	1/7/41	600	627
Federative Republic of Brazil	5.875%	1/15/19	430	490
Federative Republic of Brazil	6.000%	1/17/17	800	890

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Federative Republic of Brazil	7.125%	1/20/37	990	1,217
1 Federative Republic of Brazil	8.000%	1/15/18	311	348
Federative Republic of Brazil	8.250%	1/20/34	725	982
Federative Republic of Brazil	8.750%	2/4/25	350	480
Federative Republic of Brazil	8.875%	10/14/19	175	228
Federative Republic of Brazil	8.875%	4/15/24	150	206
Federative Republic of Brazil	8.875%	4/15/24	307	422
Federative Republic of Brazil	10.125%	5/15/27	430	663
1 Federative Republic of Brazil	11.000%	8/17/40	100	113
Federative Republic of Brazil	12.250%	3/6/30	150	261
3 Petrobras Global Finance BV	1.855%	5/20/16	350	348
Petrobras Global Finance BV	2.000%	5/20/16	100	100
3 Petrobras Global Finance BV	2.366%	1/15/19	150	149
3 Petrobras Global Finance BV	2.593%	3/17/17	200	201
Petrobras Global Finance BV	4.375%	5/20/23	1,225	1,143
Petrobras Global Finance BV	4.875%	3/17/20	900	913
Petrobras Global Finance BV	5.625%	5/20/43	450	392
Petrobras Global Finance BV	6.250%	3/17/24	900	943
Petrobras Global Finance BV	7.250%	3/17/44	200	214
Petrobras International Finance Co.	3.500%	2/6/17	200	205
Petrobras International Finance Co.	3.875%	1/27/16	1,300	1,340
Petrobras International Finance Co.	5.375%	1/27/21	1,260	1,289
Petrobras International Finance Co.	5.750%	1/20/20	700	738
Petrobras International Finance Co.	5.875%	3/1/18	1,200	1,297
Petrobras International Finance Co.	6.125%	10/6/16	300	325
Petrobras International Finance Co.	6.750%	1/27/41	627	637
Petrobras International Finance Co.	6.875%	1/20/40	490	504
Petrobras International Finance Co.	7.875%	3/15/19	600	695
Petrobras International Finance Co.	8.375%	12/10/18	350	413
Total Brazil (Cost $26,457)				26,686
Chile (1.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.7%)
2 Banco del Estado de Chile	2.000%	11/9/17	200	199
2 Banco del Estado de Chile	3.875%	2/8/22	200	199
2 Banco del Estado de Chile	4.125%	10/7/20	200	207
Corp. Nacional del Cobre de Chile	3.000%	7/17/22	200	189
2 Corp. Nacional del Cobre de Chile	6.150%	10/24/36	200	226
2 Corp. Nacional del Cobre de Chile	3.000%	7/17/22	475	451
2 Corp. Nacional del Cobre de Chile	3.875%	11/3/21	400	404
2 Corp. Nacional del Cobre de Chile	4.250%	7/17/42	50	44
Corp. Nacional del Cobre de Chile	4.500%	8/13/23	200	208
2 Corp. Nacional del Cobre de Chile	4.500%	8/13/23	150	157
2 Corp. Nacional del Cobre de Chile	5.625%	9/21/35	300	316
2 Corp. Nacional del Cobre de Chile	5.625%	10/18/43	200	212
2 Empresa de Transporte de Pasajeros Metro SA	4.750%	2/4/24	200	209
2 Empresa Nacional del Petroleo	4.750%	12/6/21	200	206
2 Empresa Nacional del Petroleo	5.250%	8/10/20	200	212
Republic of Chile	2.250%	10/30/22	200	185
Republic of Chile	3.250%	9/14/21	350	354
Republic of Chile	3.625%	10/30/42	150	127
Republic of Chile	3.875%	8/5/20	250	266
Total Chile (Cost $4,273)				4,371

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
China (6.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.9%)
	Amber Circle Funding Ltd.	2.000%	12/4/17	200	198
	Amber Circle Funding Ltd.	3.250%	12/4/22	400	372
	BOC Aviation Pte Ltd.	2.875%	10/10/17	300	297
	China Development Bank Corp.	5.000%	10/15/15	200	211
2	China Resources Gas Group Ltd.	4.500%	4/5/22	200	201
2	China Resources Land Ltd.	4.625%	5/19/16	200	208
	CNOOC Curtis Funding No 1 pty Ltd.	4.500%	10/3/23	350	359
2	CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	300	307
2	CNOOC Finance 2011 Ltd.	4.250%	1/26/21	338	350
2	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	475	469
2	CNOOC Finance 2012 Ltd.	5.000%	5/2/42	200	204
	CNOOC Finance 2013 Ltd.	1.125%	5/9/16	50	50
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	200	196
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	500	457
	CNOOC Finance 2013 Ltd.	4.250%	5/9/43	200	177
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	300	300
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	900	899
	CNPC General Capital Ltd.	1.450%	4/16/16	250	250
2	CNPC General Capital Ltd.	2.750%	4/19/17	200	205
	CNPC General Capital Ltd.	3.400%	4/16/23	250	237
2	CNPC General Capital Ltd.	3.950%	4/19/22	200	199
2	CNPC HK Overseas Capital Ltd.	3.125%	4/28/16	400	413
2	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	200	230
2	COSL Finance BVI Ltd.	3.250%	9/6/22	550	509
2	Export-Import Bank of China	4.875%	7/21/15	200	209
2	Franshion Development Ltd.	6.750%	4/15/21	200	205
	MCC Holding Hong Kong Corp. Ltd.	4.875%	7/29/16	200	202
	Nexen Energy ULC	5.875%	3/10/35	308	342
	Nexen Energy ULC	6.400%	5/15/37	425	491
	Nexen Energy ULC	7.875%	3/15/32	100	134
	Prosperous Ray Ltd.	3.000%	11/12/18	400	397
[1,2]	Sinochem Global Capital Co. Ltd.	5.000%	12/29/49	200	199
2	Sinochem Offshore Capital Co. Ltd.	3.250%	4/29/19	200	200
2	Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	275	286
2	Sinochem Overseas Capital Co. Ltd.	6.300%	11/12/40	250	273
	Sinopec Capital 2013 Ltd.	1.250%	4/24/16	200	200
	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	400	370
2	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	400	370
2	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	600	597
2	Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	100	98
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	525	535
2	Sinopec Group Overseas Development 2014 Ltd.	1.750%	4/10/17	1,200	1,196
2	Sinopec Group Overseas Development 2014 Ltd.	2.750%	4/10/19	400	397
2	Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/24	500	503
2	State Grid Overseas Investment 2013 Ltd.	1.750%	5/22/18	200	195
	State Grid Overseas Investment 2013 Ltd.	3.125%	5/22/23	350	330
2	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	700	697
2	State Grid Overseas Investment 2014 Ltd.	4.850%	5/7/44	350	346
Total China (Cost $16,017)					16,070

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Colombia (2.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.6%)
Ecopetrol SA	4.250%	9/18/18	35	37
Ecopetrol SA	5.875%	9/18/23	265	291
Ecopetrol SA	7.375%	9/18/43	300	359
Ecopetrol SA	7.625%	7/23/19	425	513
1 Republic of Colombia	2.625%	3/15/23	675	619
Republic of Colombia	4.000%	2/26/24	200	203
Republic of Colombia	4.375%	7/12/21	400	424
1 Republic of Colombia	5.625%	2/26/44	400	431
Republic of Colombia	6.125%	1/18/41	1,000	1,148
Republic of Colombia	7.375%	1/27/17	900	1,034
Republic of Colombia	7.375%	3/18/19	500	605
Republic of Colombia	7.375%	9/18/37	550	719
Republic of Colombia	8.125%	5/21/24	350	462
Total Colombia (Cost $6,680)				6,845
Costa Rica (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
Banco Nacional de Costa Rica	4.875%	11/1/18	200	199
2 Banco Nacional de Costa Rica	4.875%	11/1/18	200	199
Instituto Costarricense de Electricidad	6.375%	5/15/43	200	165
Instituto Costarricense de Electricidad	6.950%	11/10/21	200	210
Republic of Costa Rica	4.250%	1/26/23	400	368
Republic of Costa Rica	4.375%	4/30/25	200	178
2 Republic of Costa Rica	7.000%	4/4/44	200	199
Total Costa Rica (Cost $1,542)				1,518
Cote D’Ivoire (0.2%)
Sovereign Bond (U.S. Dollar-Denominated) (0.2%)
1 Republic of Ivory Coast	5.750%	12/31/32	595	562
Total Cote D’Ivoire (Cost $545)				562
Croatia (1.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
Republic of Croatia	5.500%	4/4/23	500	506
2 Republic of Croatia	6.000%	1/26/24	300	313
Republic of Croatia	6.000%	1/26/24	435	454
Republic of Croatia	6.250%	4/27/17	200	215
Republic of Croatia	6.375%	3/24/21	350	377
Republic of Croatia	6.625%	7/14/20	440	481
Republic of Croatia	6.750%	11/5/19	400	440
Total Croatia (Cost $2,726)				2,786
Dominican Republic (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
1 Dominican Republic	5.875%	4/18/24	300	301
Dominican Republic	6.600%	1/28/24	250	261
2 Dominican Republic	7.450%	4/30/44	300	302
1 Dominican Republic	7.500%	5/6/21	350	391
1 Dominican Republic	9.040%	1/23/18	87	96
Total Dominican Republic (Cost $1,328)				1,351

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ecuador (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Republic of Ecuador	9.375%	12/15/15	350	374
Total Ecuador (Cost $367)				374
Egypt (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
African Export-Import Bank	3.875%	6/4/18	250	251
Arab Republic of Egypt	5.750%	4/29/20	362	370
Nile Finance Ltd.	5.250%	8/5/15	100	101
Total Egypt (Cost $683)				722
El Salvador (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
Republic of El Salvador	5.875%	1/30/25	200	195
Republic of El Salvador	7.375%	12/1/19	200	224
Republic of El Salvador	7.625%	2/1/41	150	155
Republic of El Salvador	7.650%	6/15/35	260	271
Republic of El Salvador	7.750%	1/24/23	300	336
Republic of El Salvador	8.250%	4/10/32	100	112
Total El Salvador (Cost $1,274)				1,293
Gabon (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
[1,2] Gabonese Republic	6.375%	12/12/24	400	429
Gabonese Republic	8.200%	12/12/17	100	114
Total Gabon (Cost $523)				543
Georgia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Republic of Georgia	6.875%	4/12/21	200	215
Total Georgia (Cost $226)				215
Ghana (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
2 Republic of Ghana	7.875%	8/7/23	200	186
Republic of Ghana	8.500%	10/4/17	200	205
Total Ghana (Cost $416)				391
Guatemala (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
Republic of Guatemala	4.875%	2/13/28	200	196
Republic of Guatemala	5.750%	6/6/22	200	217
Total Guatemala (Cost $401)				413
Honduras (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
1 Republic of Honduras	7.500%	3/15/24	200	199
Total Honduras (Cost $170)				199
Hungary (1.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.9%)
[2,4] MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	200	216
Republic of Hungary	4.000%	3/25/19	600	604
Republic of Hungary	4.125%	2/19/18	716	738

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Hungary	5.375%	2/21/23	562	585
Republic of Hungary	5.375%	3/25/24	700	722
Republic of Hungary	5.750%	11/22/23	200	209
Republic of Hungary	6.250%	1/29/20	400	443
Republic of Hungary	6.375%	3/29/21	810	900
Republic of Hungary	7.625%	3/29/41	530	634
Total Hungary (Cost $4,861)				5,051
India (1.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
Bank of India	3.625%	9/21/18	350	346
Bank of India	4.750%	9/30/15	225	233
Bharat Petroleum Corp. Ltd.	4.625%	10/25/22	200	194
Export-Import Bank of India	4.000%	1/14/23	400	375
IDBI Bank Ltd.	3.750%	1/25/19	200	194
IDBI Bank Ltd.	4.375%	3/26/18	200	203
Indian Oil Corp. Ltd.	5.625%	8/2/21	200	208
Indian Overseas Bank	5.000%	10/19/16	200	210
NTPC Ltd.	5.625%	7/14/21	200	209
Power Grid Corp. of India Ltd.	3.875%	1/17/23	200	181
Rural Electrification Corp. Ltd.	4.250%	1/25/16	300	308
State Bank of India	4.125%	8/1/17	850	879
Syndicate Bank	4.750%	11/6/16	250	261
Total India (Cost $3,766)				3,801
Indonesia (5.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.2%)
Lembaga Pembiayaan Ekspor Indonesia	3.750%	4/26/17	300	306
Majapahit Holding BV	7.750%	1/20/20	775	892
Majapahit Holding BV	7.875%	6/29/37	100	111
Majapahit Holding BV	8.000%	8/7/19	100	116
2 Pertamina Persero PT	4.300%	5/20/23	655	596
Pertamina Persero PT	4.875%	5/3/22	350	338
Pertamina Persero PT	5.250%	5/23/21	200	201
2 Pertamina Persero PT	5.625%	5/20/43	200	170
2 Pertamina Persero PT	6.000%	5/3/42	200	178
Pertamina Persero PT	6.500%	5/27/41	400	381
Perusahaan Listrik Negara PT	5.250%	10/24/42	200	164
Perusahaan Listrik Negara PT	5.500%	11/22/21	300	305
2 Perusahaan Penerbit SBSN Indonesia	6.125%	3/15/19	200	221
Republic of Indonesia	3.300%	11/21/22	228	205
Republic of Indonesia	3.375%	4/15/23	200	181
Republic of Indonesia	3.750%	4/25/22	850	807
Republic of Indonesia	4.000%	11/21/18	200	206
Republic of Indonesia	4.625%	4/15/43	375	315
Republic of Indonesia	4.875%	5/5/21	500	517
Republic of Indonesia	5.250%	1/17/42	500	460
Republic of Indonesia	5.375%	10/17/23	200	209
2 Republic of Indonesia	5.875%	3/13/20	350	383
Republic of Indonesia	5.875%	3/13/20	600	658
Republic of Indonesia	5.875%	1/15/24	250	271
2 Republic of Indonesia	5.875%	1/15/24	200	217
Republic of Indonesia	6.125%	3/15/19	400	441
Republic of Indonesia	6.625%	2/17/37	818	885
2 Republic of Indonesia	6.750%	1/15/44	450	500

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Indonesia	6.750%	1/15/44	600	668
Republic of Indonesia	6.875%	3/9/17	300	339
Republic of Indonesia	6.875%	1/17/18	1,026	1,167
Republic of Indonesia	7.750%	1/17/38	275	334
Republic of Indonesia	8.500%	10/12/35	250	325
Republic of Indonesia	11.625%	3/4/19	400	541
Total Indonesia (Cost $13,422)				13,608
Iraq (0.2%)
Sovereign Bond (U.S. Dollar-Denominated) (0.2%)
Republic of Iraq	5.800%	1/15/28	560	500
Total Iraq (Cost $485)				500
Jamaica (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
1 Jamaica	8.000%	6/24/19	250	264
1 Jamaica	8.000%	3/15/39	125	119
Total Jamaica (Cost $355)				383
Jordan (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Hashemite Kingdom of Jordan	3.875%	11/12/15	200	200
Total Jordan (Cost $200)				200
Kazakhstan (1.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
Development Bank of Kazakhstan JSC	4.125%	12/10/22	400	362
Intergas Finance BV	6.375%	5/14/17	150	159
2 KazAgro National Management Holding JSC	4.625%	5/24/23	200	186
Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	400	410
Kazatomprom Natsionalnaya Atomnaya
Kompaniya AO	6.250%	5/20/15	200	207
KazMunayGas National Co. JSC	4.400%	4/30/23	425	403
KazMunayGas National Co. JSC	5.750%	4/30/43	200	182
2 KazMunayGas National Co. JSC	5.750%	4/30/43	425	384
KazMunayGas National Co. JSC	6.375%	4/9/21	350	381
KazMunayGas National Co. JSC	7.000%	5/5/20	200	225
KazMunayGas National Co. JSC	9.125%	7/2/18	825	985
Total Kazakhstan (Cost $3,897)				3,884
Latvia (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
Republic of Latvia	2.750%	1/12/20	300	291
Republic of Latvia	5.250%	2/22/17	280	304
Republic of Latvia	5.250%	6/16/21	200	220
Total Latvia (Cost $804)				815
Lebanon (2.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.1%)
Republic of Lebanon	4.750%	11/2/16	100	101
Republic of Lebanon	5.150%	6/12/18	50	50
Republic of Lebanon	5.150%	11/12/18	300	298
Republic of Lebanon	5.450%	11/28/19	350	346
Republic of Lebanon	5.500%	4/23/19	50	50
Republic of Lebanon	6.000%	5/20/19	150	153

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of Lebanon	6.000%	1/27/23	400	390
	Republic of Lebanon	6.100%	10/4/22	550	544
	Republic of Lebanon	6.250%	6/12/25	100	98
	Republic of Lebanon	6.375%	3/9/20	580	597
	Republic of Lebanon	6.600%	11/27/26	250	248
	Republic of Lebanon	6.750%	11/29/27	375	376
	Republic of Lebanon	8.250%	4/12/21	700	789
	Republic of Lebanon	8.500%	8/6/15	350	372
	Republic of Lebanon	8.500%	1/19/16	600	646
	Republic of Lebanon	9.000%	3/20/17	400	446
Total Lebanon (Cost $5,450)					5,504
Lithuania (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
	Republic of Lithuania	5.125%	9/14/17	200	219
	Republic of Lithuania	6.125%	3/9/21	375	432
	Republic of Lithuania	6.625%	2/1/22	440	524
	Republic of Lithuania	7.375%	2/11/20	563	682
Total Lithuania (Cost $1,835)					1,857
Malaysia (1.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
	Export-Import Bank of Malaysia Bhd.	2.875%	12/14/17	200	207
2	Federation of Malaysia	2.991%	7/6/16	625	650
2	Federation of Malaysia	4.646%	7/6/21	250	270
1	Malayan Banking Berhad	3.250%	9/20/22	400	398
[2,5]	Penerbangan Malaysia Bhd.	5.625%	3/15/16	300	324
	Petroliam Nasional Bhd.	7.625%	10/15/26	100	133
2	Petroliam Nasional Bhd.	7.750%	8/15/15	250	271
2	Petronas Capital Ltd.	5.250%	8/12/19	748	836
	Petronas Capital Ltd.	5.250%	8/12/19	216	242
	Petronas Capital Ltd.	7.875%	5/22/22	200	260
	Sarawak International Inc.	5.500%	8/3/15	200	210
	SSG Resources Ltd.	4.250%	10/4/22	400	395
Total Malaysia (Cost $4,168)					4,196
Mexico (8.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (8.3%)
	Comision Federal de Electricidad	4.875%	5/26/21	250	263
	Comision Federal de Electricidad	4.875%	1/15/24	200	206
2	Comision Federal de Electricidad	4.875%	1/15/24	200	207
	Comision Federal de Electricidad	5.750%	2/14/42	200	200
	Pemex Project Funding Master Trust	5.750%	3/1/18	775	860
	Pemex Project Funding Master Trust	6.625%	6/15/35	790	888
	Petroleos Mexicanos	3.500%	7/18/18	400	411
	Petroleos Mexicanos	3.500%	1/30/23	650	616
	Petroleos Mexicanos	4.875%	1/24/22	950	999
	Petroleos Mexicanos	4.875%	1/18/24	550	570
2	Petroleos Mexicanos	4.875%	1/18/24	100	104
	Petroleos Mexicanos	5.500%	1/21/21	850	933
	Petroleos Mexicanos	5.500%	6/27/44	680	667
	Petroleos Mexicanos	6.000%	3/5/20	200	225
2	Petroleos Mexicanos	6.375%	1/23/45	1,000	1,097
	Petroleos Mexicanos	6.500%	6/2/41	720	796
	Petroleos Mexicanos	8.000%	5/3/19	590	719

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United Mexican States	3.500%	1/21/21	450	459
	United Mexican States	3.625%	3/15/22	892	904
	United Mexican States	4.000%	10/2/23	1,425	1,465
	United Mexican States	4.750%	3/8/44	1,370	1,331
	United Mexican States	5.125%	1/15/20	780	872
	United Mexican States	5.550%	1/21/45	950	1,036
	United Mexican States	5.625%	1/15/17	1,380	1,538
	United Mexican States	5.750%	10/12/10	750	756
	United Mexican States	5.950%	3/19/19	325	378
	United Mexican States	6.050%	1/11/40	864	1,002
	United Mexican States	6.750%	9/27/34	785	979
	United Mexican States	7.500%	4/8/33	200	267
	United Mexican States	8.000%	9/24/22	150	192
	United Mexican States	8.300%	8/15/31	200	285
	United Mexican States	11.375%	9/15/16	325	405
Total Mexico (Cost $21,176)					21,630
Mongolia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
6	Development Bank of Mongolia LLC	5.750%	3/21/17	200	188
	Mongolia	5.125%	12/5/22	250	211
Total Mongolia (Cost $426)					399
Morocco (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
	Kingdom of Morocco	4.250%	12/11/22	250	242
	Kingdom of Morocco	5.500%	12/11/42	425	398
2	OCP SA	5.625%	4/25/24	300	301
Total Morocco (Cost $907)					941
Mozambique (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
[1,7]	Mozambique EMATUM Finance 2020 BV	6.305%	9/11/20	400	386
Total Mozambique (Cost $381)					386
Namibia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
	Republic of Namibia	5.500%	11/3/21	200	210
Total Namibia (Cost $206)					210
Nigeria (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
2	Federal Republic of Nigeria	5.125%	7/12/18	200	205
	Federal Republic of Nigeria	6.750%	1/28/21	250	272
Total Nigeria (Cost $463)					477
Pakistan (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	Islamic Republic of Pakistan	6.875%	6/1/17	175	178
2	Islamic Republic of Pakistan	7.250%	4/15/19	400	401
2	Islamic Republic of Pakistan	8.250%	4/15/24	250	248
Total Pakistan (Cost $818)					827

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Panama (0.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
1 Republic of Panama	4.300%	4/29/53	200	168
Republic of Panama	5.200%	1/30/20	450	499
1 Republic of Panama	6.700%	1/26/36	816	984
Republic of Panama	7.125%	1/29/26	100	125
Republic of Panama	8.875%	9/30/27	275	386
Republic of Panama	9.375%	4/1/29	225	325
Total Panama (Cost $2,466)				2,487
Paraguay (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
Republic of Paraguay	4.625%	1/25/23	200	198
Total Paraguay (Cost $200)				198
Peru (1.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
Corp Financiera de Desarrollo SA	4.750%	2/8/22	200	204
Fondo MIVIVIENDA SA	3.500%	1/31/23	100	93
Republic of Peru	5.625%	11/18/50	100	110
1 Republic of Peru	6.550%	3/14/37	909	1,120
Republic of Peru	7.125%	3/30/19	250	304
Republic of Peru	7.350%	7/21/25	465	607
Republic of Peru	8.375%	5/3/16	250	285
Republic of Peru	8.750%	11/21/33	660	996
Total Peru (Cost $3,674)				3,719
Philippines (3.1%)
sovereign bonds (u.s. dollar-denominated) (3.1%)
8 power sector assets & liabilities
management corp.	6.875%	11/2/16	100	112
8 power sector assets & liabilities
management corp.	7.250%	5/27/19	264	317
8 power sector assets & liabilities
management corp.	7.390%	12/2/24	300	380
Republic of Philippines	4.000%	1/15/21	650	684
Republic of Philippines	4.200%	1/21/24	200	208
Republic of Philippines	5.000%	1/13/37	600	661
Republic of Philippines	5.500%	3/30/26	550	624
Republic of Philippines	6.375%	1/15/32	500	616
Republic of Philippines	6.375%	10/23/34	700	876
Republic of Philippines	6.500%	1/20/20	250	298
Republic of Philippines	7.750%	1/14/31	650	896
Republic of Philippines	8.375%	6/17/19	405	515
Republic of Philippines	9.375%	1/18/17	200	242
Republic of Philippines	9.500%	2/2/30	625	977
Republic of Philippines	9.875%	1/15/19	250	331
Republic of Philippines	10.625%	3/16/25	300	470
Total Philippines (Cost $8,117)				8,207
Poland (1.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.9%)
Republic of Poland	3.000%	3/17/23	900	846
Republic of Poland	3.875%	7/16/15	625	649
Republic of Poland	4.000%	1/22/24	200	202

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of Poland	5.000%	10/19/15	200	213
	Republic of Poland	5.000%	3/23/22	900	980
	Republic of Poland	5.125%	4/21/21	825	914
	Republic of Poland	6.375%	7/15/19	925	1,087
Total Poland (Cost $4,877)					4,891
Qatar (4.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (4.3%)
[1,2]	Nakilat Inc.	6.067%	12/31/33	400	426
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	225	228
[2,9]	Qatari Diar Finance QSC	3.500%	7/21/15	215	221
[2,9]	Qatari Diar Finance QSC	5.000%	7/21/20	825	918
	QNB Finance Ltd.	2.125%	2/14/18	200	198
	QNB Finance Ltd.	2.750%	10/31/18	400	401
	QNB Finance Ltd.	2.875%	4/29/20	400	392
	QNB Finance Ltd.	3.125%	11/16/15	400	412
	QNB Finance Ltd.	3.375%	2/22/17	400	416
2	Qtel International Finance Ltd.	3.250%	2/21/23	150	141
2	Qtel International Finance Ltd.	3.375%	10/14/16	305	319
2	Qtel International Finance Ltd.	3.875%	1/31/28	650	596
2	Qtel International Finance Ltd.	4.750%	2/16/21	500	539
2	Qtel International Finance Ltd.	5.000%	10/19/25	200	207
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	333	359
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.838%	9/30/27	270	292
2	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.750%	9/30/19	250	297
9	State of Qatar	2.099%	1/18/18	700	705
2	State of Qatar	3.125%	1/20/17	775	816
9	State of Qatar	3.241%	1/18/23	725	726
2	State of Qatar	4.500%	1/20/22	400	435
2	State of Qatar	5.250%	1/20/20	757	860
2	State of Qatar	5.750%	1/20/42	400	441
2	State of Qatar	6.400%	1/20/40	200	238
2	State of Qatar	6.550%	4/9/19	250	301
2	State of Qatar	9.750%	6/15/30	250	394
Total Qatar (Cost $11,231)					11,278
Romania (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
	Republic of Romania	4.375%	8/22/23	626	633
2	Republic of Romania	4.875%	1/22/24	100	104
2	Republic of Romania	6.125%	1/22/44	300	330
	Republic of Romania	6.750%	2/7/22	850	1,007
Total Romania (Cost $1,994)					2,074
Russia (10.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (10.6%)
	AK Transneft OJSC Via TransCapitalInvest Ltd.	8.700%	8/7/18	220	255
	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	400	331
	Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	250	225
2	Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	200	184
	Gazprom OAO Via Gaz Capital SA	3.850%	2/6/20	378	341
	Gazprom OAO Via Gaz Capital SA	4.950%	5/23/16	500	505
	Gazprom OAO Via Gaz Capital SA	4.950%	7/19/22	550	496
	Gazprom OAO Via Gaz Capital SA	4.950%	2/6/28	450	368
	Gazprom OAO Via Gaz Capital SA	5.092%	11/29/15	200	203
	Gazprom OAO Via Gaz Capital SA	5.999%	1/23/21	200	196

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Gazprom OAO Via Gaz Capital SA	6.212%	11/22/16	325	338
Gazprom OAO Via Gaz Capital SA	6.510%	3/7/22	325	322
Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	250	245
Gazprom OAO Via Gaz Capital SA	8.146%	4/11/18	250	275
Gazprom OAO Via Gaz Capital SA	8.625%	4/28/34	275	303
Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	500	573
Gazprombank OJSC Via GPB
Eurobond Finance plc	5.625%	5/17/17	400	394
Gazprombank OJSC Via GPB
Eurobond Finance plc	6.500%	9/23/15	345	346
Gazprombank OJSC Via GPB
Eurobond Finance plc	7.250%	5/3/19	200	195
Rosneft Finance SA	7.250%	2/2/20	200	212
Rosneft Finance SA	7.500%	7/18/16	250	265
2 Rosneft Finance SA	7.875%	3/13/18	100	107
Rosneft Finance SA	7.875%	3/13/18	400	432
Rosneft Oil Co. via Rosneft
International Finance Ltd.	3.149%	3/6/17	400	380
Rosneft Oil Co. via Rosneft
International Finance Ltd.	4.199%	3/6/22	527	441
2 Russian Agricultural Bank OJSC
Via RSHB Capital SA	5.100%	7/25/18	100	93
Russian Agricultural Bank OJSC Via RSHB
Capital SA	5.100%	7/25/18	400	376
Russian Agricultural Bank OJSC
Via RSHB Capital SA	5.298%	12/27/17	318	301
1 Russian Agricultural Bank OJSC
Via RSHB Capital SA	6.000%	6/3/21	200	188
Russian Agricultural Bank OJSC
Via RSHB Capital SA	6.299%	5/15/17	200	198
Russian Agricultural Bank OJSC
Via RSHB Capital SA	7.750%	5/29/18	200	205
Russian Federation	3.250%	4/4/17	400	404
2 Russian Federation	3.500%	1/16/19	300	292
Russian Federation	3.500%	1/16/19	400	389
2 Russian Federation	4.500%	4/4/22	500	475
Russian Federation	4.500%	4/4/22	200	190
2 Russian Federation	4.875%	9/16/23	200	191
Russian Federation	4.875%	9/16/23	600	570
Russian Federation	5.000%	4/29/20	1,300	1,313
Russian Federation	5.625%	4/4/42	1,000	913
Russian Federation	5.875%	9/16/43	600	558
1 Russian Federation	7.500%	3/31/30	4,076	4,544
Russian Federation	11.000%	7/24/18	925	1,187
Russian Federation	12.750%	6/24/28	375	599
Russian Railways via RZD Capital plc	5.700%	4/5/22	400	380
Russian Railways via RZD Capital plc	5.739%	4/3/17	350	360
Sberbank of Russia Via SB Capital SA	4.950%	2/7/17	300	298
Sberbank of Russia Via SB Capital SA	5.125%	10/29/22	524	449
Sberbank of Russia Via SB Capital SA	5.180%	6/28/19	450	441
2 Sberbank of Russia Via SB Capital SA	5.250%	5/23/23	150	130
Sberbank of Russia Via SB Capital SA	5.400%	3/24/17	450	451
Sberbank of Russia Via SB Capital SA	5.499%	7/7/15	350	359
Sberbank of Russia Via SB Capital SA	5.717%	6/16/21	200	193
Sberbank of Russia Via SB Capital SA	6.125%	2/7/22	200	195

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
SCF Capital Ltd.	5.375%	10/27/17	200	186
Vnesheconombank Via VEB Finance PLC	5.375%	2/13/17	300	298
2 Vnesheconombank Via VEB Finance PLC	5.942%	11/21/23	200	176
Vnesheconombank Via VEB Finance PLC	6.025%	7/5/22	425	388
Vnesheconombank Via VEB Finance PLC	6.800%	11/22/25	400	367
Vnesheconombank Via VEB Finance PLC	6.902%	7/9/20	650	637
VTB Bank OJSC Via VTB Capital SA	6.000%	4/12/17	525	520
VTB Bank OJSC Via VTB Capital SA	6.250%	6/30/35	100	101
VTB Bank OJSC Via VTB Capital SA	6.315%	2/22/18	200	199
VTB Bank OJSC Via VTB Capital SA	6.551%	10/13/20	350	344
VTB Bank OJSC Via VTB Capital SA	6.875%	5/29/18	425	425
VTB Bank OJSC Via VTB Capital SA	6.950%	10/17/22	575	552
Total Russia (Cost $30,398)				28,367
Saudi Arabia (1.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
SABIC Capital I BV	3.000%	11/2/15	200	206
SABIC Capital II BV	2.625%	10/3/18	400	402
Saudi Electricity Global Sukuk Co.	4.211%	4/3/22	200	207
Saudi Electricity Global Sukuk Co. 2	3.473%	4/8/23	550	538
Saudi Electricity Global Sukuk Co. 2	5.060%	4/8/43	200	191
2 Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	650	656
2 Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	300	307
Total Saudi Arabia (Cost $2,501)				2,507
Senegal (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Republic of Senegal	8.750%	5/13/21	200	228
Total Senegal (Cost $221)				228
Serbia, Republic Of (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
Republic of Serbia	4.875%	2/25/20	500	497
Republic of Serbia	5.250%	11/21/17	400	413
Republic of Serbia	5.875%	12/3/18	200	210
2 Republic of Serbia	5.875%	12/3/18	200	211
Republic of Serbia	7.250%	9/28/21	200	223
Total Serbia, Republic Of (Cost $1,521)				1,554
South Africa (1.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
Eskom Holdings SOC Ltd.	5.750%	1/26/21	650	669
Eskom Holdings SOC Ltd.	6.750%	8/6/23	200	214
Republic of South Africa	4.665%	1/17/24	650	657
Republic of South Africa	5.500%	3/9/20	585	636
Republic of South Africa	5.875%	5/30/22	425	471
Republic of South Africa	5.875%	9/16/25	450	493
Republic of South Africa	6.250%	3/8/41	125	141
Republic of South Africa	6.875%	5/27/19	475	549
2 Transnet SOC Ltd.	4.000%	7/26/22	200	186
Transnet SOC Ltd.	4.500%	2/10/16	200	209
Total South Africa (Cost $4,139)				4,225

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Sri Lanka (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
	Bank of Ceylon	5.325%	4/16/18	200	198
	Bank of Ceylon	6.875%	5/3/17	250	261
2	Democratic Socialist Republic of Sri Lanka	5.125%	4/11/19	250	251
	Democratic Socialist Republic of Sri Lanka	5.875%	7/25/22	400	400
2	Democratic Socialist Republic of Sri Lanka	6.000%	1/14/19	200	209
	Democratic Socialist Republic of Sri Lanka	6.250%	10/4/20	432	450
	National Savings Bank	8.875%	9/18/18	200	222
Total Sri Lanka (Cost $1,937)					1,991
Thailand (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	PTT PCL	4.500%	10/25/42	200	166
	PTT Public Co. Ltd.	3.375%	10/25/22	225	210
Total Thailand (Cost $388)					376
Trinidad And Tobago (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
1	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	71	77
2	Petroleum Co. of Trinidad & Tobago Ltd.	9.750%	8/14/19	150	190
2	Republic of Trinidad & Tobago	4.375%	1/16/24	200	213
Total Trinidad And Tobago (Cost $463)					480
Turkey (5.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.8%)
	Export Credit Bank of Turkey	5.875%	4/24/19	200	210
	Hazine Mustesarligi Varlik Kiralama AS	4.557%	10/10/18	250	259
10	Republic of Turkey	2.803%	3/26/18	450	439
	Republic of Turkey	3.250%	3/23/23	451	406
2	Republic of Turkey	4.557%	10/10/18	150	154
	Republic of Turkey	4.875%	4/16/43	700	637
	Republic of Turkey	5.125%	3/25/22	525	546
	Republic of Turkey	5.625%	3/30/21	901	970
	Republic of Turkey	5.750%	3/22/24	800	855
	Republic of Turkey	6.000%	1/14/41	800	829
	Republic of Turkey	6.250%	9/26/22	504	561
	Republic of Turkey	6.625%	2/17/45	350	390
	Republic of Turkey	6.750%	4/3/18	987	1,107
	Republic of Turkey	6.750%	5/30/40	590	667
	Republic of Turkey	6.875%	3/17/36	930	1,067
	Republic of Turkey	7.000%	9/26/16	700	773
	Republic of Turkey	7.000%	3/11/19	350	400
	Republic of Turkey	7.000%	6/5/20	630	726
	Republic of Turkey	7.250%	3/5/38	150	180
	Republic of Turkey	7.375%	2/5/25	900	1,074
	Republic of Turkey	7.500%	7/14/17	450	511
	Republic of Turkey	7.500%	11/7/19	350	411
	Republic of Turkey	8.000%	2/14/34	400	513
	Republic of Turkey	11.875%	1/15/30	275	459
	Turkiye Halk Bankasi AS	3.875%	2/5/20	400	370
	Turkiye Vakiflar Bankasi Tao	3.750%	4/15/18	200	193
	Turkiye Vakiflar Bankasi Tao	5.750%	4/24/17	200	209
	Turkiye Vakiflar Bankasi Tao	6.000%	11/1/22	200	187
Total Turkey (Cost $14,943)					15,103

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Ukraine (1.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
11	Financing of Infrastructural
	Projects State Enterprise	7.400%	4/20/18	200	164
11	Financing of Infrastructural
	Projects State Enterprise	8.375%	11/3/17	100	84
11	Financing of Infrastructural
	Projects State Enterprise	9.000%	12/7/17	200	168
	Oschadbank Via SSB #1 plc	8.875%	3/20/18	200	154
	Ukraine	6.250%	6/17/16	400	338
	Ukraine	6.580%	11/21/16	515	434
	Ukraine	6.750%	11/14/17	200	172
	Ukraine	6.875%	9/23/15	300	268
	Ukraine	7.500%	4/17/23	200	169
	Ukraine	7.750%	9/23/20	498	418
	Ukraine	7.800%	11/28/22	600	505
	Ukraine	7.950%	2/23/21	450	378
	Ukraine	9.250%	7/24/17	750	673
	Ukreximbank Via Biz Finance plc	8.750%	1/22/18	200	154
Total Ukraine (Cost $4,565)					4,079
United Arab Emirates (5.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (4.9%)
2	Abu Dhabi National Energy Co.	2.500%	1/12/18	400	405
2	Abu Dhabi National Energy Co.	3.625%	1/12/23	600	593
2	Abu Dhabi National Energy Co.	4.125%	3/13/17	400	426
2	Abu Dhabi National Energy Co.	5.875%	10/27/16	385	427
2	Abu Dhabi National Energy Co.	5.875%	12/13/21	200	231
2	Abu Dhabi National Energy Co.	6.250%	9/16/19	275	323
2	Abu Dhabi National Energy Co.	6.500%	10/27/36	100	119
3	ADCB Finance Cayman Ltd.	1.529%	1/9/17	200	201
	ADCB Finance Cayman Ltd.	2.500%	3/6/18	200	200
	ADCB Finance Cayman Ltd.	4.500%	3/6/23	425	427
	DEWA Sukuk 2013 Ltd.	3.000%	3/5/18	300	303
2	Dolphin Energy Ltd.	5.500%	12/15/21	420	474
[1,2]	Dolphin Energy Ltd.	5.888%	6/15/19	66	74
2	DP World Ltd.	6.850%	7/2/37	400	437
2	DP World Sukuk Ltd.	6.250%	7/2/17	670	744
	Dubai DOF Sukuk Ltd.	6.450%	5/2/22	200	237
2	Dubai Electricity & Water Authority	6.375%	10/21/16	100	111
2	Dubai Electricity & Water Authority	7.375%	10/21/20	450	543
2	Emirate of Abu Dhabi	6.750%	4/8/19	525	638
	Emirate of Dubai United Arab Emirates	3.875%	1/30/23	200	196
	Emirate of Dubai United Arab Emirates	4.900%	5/2/17	200	216
	Emirate of Dubai United Arab Emirates	5.250%	1/30/43	200	183
	Emirate of Dubai United Arab Emirates	6.700%	10/5/15	200	215
	Emirate of Dubai United Arab Emirates	7.750%	10/5/20	100	125
[1,2]	Emirates Airline	4.500%	2/6/25	160	154
	Emirates Airline	5.125%	6/8/16	300	315
	Emirates NBD PJSC	4.625%	3/28/17	425	450
	IPIC GMTN Ltd.	1.750%	11/30/15	450	455
2	IPIC GMTN Ltd.	3.125%	11/15/15	100	103
2	IPIC GMTN Ltd.	3.750%	3/1/17	445	472
2	IPIC GMTN Ltd.	5.000%	11/15/20	500	551
2	IPIC GMTN Ltd.	5.500%	3/1/22	310	350
2	IPIC GMTN Ltd.	6.875%	11/1/41	200	258

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Jafz Sukuk Ltd.	7.000%	6/19/19	200	229
2	MDC-GMTN B.V.	3.750%	4/20/16	200	211
2	MDC-GMTN B.V.	5.500%	4/20/21	200	228
2	MDC-GMTN B.V.	7.625%	5/6/19	200	250
	National Bank of Abu Dhabi PJSC	3.000%	8/13/19	200	201
	National Bank of Abu Dhabi PJSC	3.250%	3/27/17	200	208
	RAK Capital	3.297%	10/21/18	200	206
1	Ruwais Power Co. PJSC	6.000%	8/31/36	200	220
	Union National Bank PJSC	3.875%	11/10/16	200	210
[1,2]	Waha Aerospace BV	3.925%	7/28/20	85	90
Total United Arab Emirates (Cost $12,828)					13,009
United States (0.0%)
U.S. Government and Agency Obligations (0.0%)
	United States Treasury Note/Bond	1.375%	1/31/20	25	24
	United States Treasury Note/Bond	3.750%	8/15/41	5	5
	United States Treasury Note/Bond	5.500%	8/15/28	5	7
Total United States (Cost $36)					36
Uruguay (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
1	Oriental Republic of Uruguay	4.125%	11/20/45	350	291
1	Oriental Republic of Uruguay	4.500%	8/14/24	596	614
1	Oriental Republic of Uruguay	7.625%	3/21/36	300	392
	Oriental Republic of Uruguay	7.875%	1/15/33	150	199
1	Oriental Republic of Uruguay	8.000%	11/18/22	375	478
Total Uruguay (Cost $1,931)					1,974
Venezuela (5.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.2%)
	Bolivarian Republic of Venezuela	5.750%	2/26/16	490	449
	Bolivarian Republic of Venezuela	6.000%	12/9/20	400	291
	Bolivarian Republic of Venezuela	7.000%	12/1/18	250	208
	Bolivarian Republic of Venezuela	7.000%	3/31/38	550	374
	Bolivarian Republic of Venezuela	7.650%	4/21/25	300	224
	Bolivarian Republic of Venezuela	7.750%	10/13/19	700	576
	Bolivarian Republic of Venezuela	8.250%	10/13/24	634	488
	Bolivarian Republic of Venezuela	9.000%	5/7/23	825	679
	Bolivarian Republic of Venezuela	9.250%	9/15/27	1,175	972
	Bolivarian Republic of Venezuela	9.250%	5/7/28	440	350
	Bolivarian Republic of Venezuela	9.375%	1/13/34	450	360
	Bolivarian Republic of Venezuela	11.750%	10/21/26	675	626
1	Bolivarian Republic of Venezuela	11.950%	8/5/31	1,335	1,235
1	Bolivarian Republic of Venezuela	12.750%	8/23/22	725	721
	Bolivarian Republic of Venezuela	13.625%	8/15/18	300	316
	Petroleos de Venezuela SA	5.250%	4/12/17	850	680
	Petroleos de Venezuela SA	5.375%	4/12/27	750	437
	Petroleos de Venezuela SA	5.500%	4/12/37	400	226
1	Petroleos de Venezuela SA	6.000%	11/15/26	1,550	928
1	Petroleos de Venezuela SA	8.500%	11/2/17	1,600	1,440
1	Petroleos de Venezuela SA	9.000%	11/17/21	938	766
1	Petroleos de Venezuela SA	9.750%	5/17/35	725	555
1	Petroleos de Venezuela SA	12.750%	2/17/22	805	781
Total Venezuela (Cost $13,609)					13,682

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vietnam (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
Socialist Republic of Vietnam	6.750%	1/29/20	274	308
Socialist Republic of Vietnam	6.875%	1/15/16	100	108
Total Vietnam (Cost $401)				416
Zambia (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
Republic of Zambia	5.375%	9/20/22	200	177
2 Republic of Zambia	8.500%	4/14/24	250	261
Total Zambia (Cost $437)				438
Temporary Cash Investments (0.9%)
Time Deposits (0.1%)
United States Dollar Time Deposits	0.000%	8/1/50	289	289

			Shares
Money Market Fund (0.8%)
12 Vanguard Market Liquidity Fund	0.124%		2,014,845	2,015
Total Temporary Cash Investments (Cost $2,304)				2,304
Total Investments (99.3%) (Cost $258,768)				259,419
Other Assets and Liabilities (0.7%)
Other Assets				7,488
Liabilities				(5,765)
				1,723
Net Assets (100%)				261,142

Emerging Markets Government Bond Index Fund

At April 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	260,407
Undistributed Net Investment Income	577
Accumulated Net Realized Losses	(493)
Unrealized Appreciation (Depreciation)	651
Net Assets	261,142

Investor Shares—Net Assets
Applicable to 624,582 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,118
Net Asset Value Per Share—Investor Shares	$9.80

Admiral Shares—Net Assets
Applicable to 4,633,424 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	90,773
Net Asset Value Per Share—Admiral Shares	$19.59

ETF Shares—Net Assets
Applicable to 2,101,668 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	164,251
Net Asset Value Per Share—ETF Shares	$78.15

See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the aggregate value of these securities was $45,432,000, representing 17.4% of net assets.
3 Adjustable-rate security.
4 Guaranteed by the Republic of Hungary.
5 Guaranteed by the Federation of Malaysia.
6 Guaranteed by the Government of Mongolia.
7 Guaranteed by the Republic of Mozambique.
8 Guaranteed by the Republic of the Philippines.
9 Guaranteed by the State of Qatar.
10 Guaranteed by the Republic of Turkey.
11 Guaranteed by the Govenment of the Ukraine.
12 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Statement of Operations

Six Months Ended
April 30, 2014
($000)
Investment Income
Income
Interest[1,2]	4,939
Total Income	4,939
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2
Management and Administrative—Investor Shares	8
Management and Administrative—Admiral Shares	115
Management and Administrative—ETF Shares	184
Marketing and Distribution—Investor Shares	—
Marketing and Distribution—Admiral Shares	5
Marketing and Distribution—ETF Shares	12
Custodian Fees	9
Shareholders’ Reports—Investor Shares	5
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	2
Total Expenses	342
Net Investment Income	4,597
Realized Net Gain (Loss) on Investment Securities Sold	(304)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,943
Net Increase (Decrease) in Net Assets Resulting from Operations	7,236
1 Interest income from an affiliated company of the fund was $1,000.
2 Interest income is net of foreign withholding taxes of $36,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	May 14, 2013[1]
	April 30,	to October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,597	1,937
Realized Net Gain (Loss)	(304)	(189)
Change in Unrealized Appreciation (Depreciation)	2,943	(2,292)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,236	(544)
Distributions
Net Investment Income
Investor Shares	(109)	(50)
Admiral Shares	(1,689)	(685)
ETF Shares	(2,531)	(893)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(4,329)	(1,628)
Capital Share Transactions
Investor Shares	1,857	4,229
Admiral Shares	34,832	55,480
ETF Shares	76,793	87,216
Net Increase (Decrease) from Capital Share Transactions	113,482	146,925
Total Increase (Decrease)	116,389	144,753
Net Assets
Beginning of Period	144,753	—
End of Period[2]	261,142	144,753
1 Commencement of subscription period for the fund.
2 Net Assets—End of Period includes undistributed net investment income of $577,000 and $309,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Financial Highlights

Investor Shares
	Six Months	May 14,
	Ended	2013[1] to
	April 30,	October 31,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$9.74	$10.00
Investment Operations
Net Investment Income	. 207.149
Net Realized and Unrealized Gain (Loss) on Investments[2]	.060	(.261)
Total from Investment Operations	.267	(.112)
Distributions
Dividends from Net Investment Income	(.207)	(.148)
Distributions from Realized Capital Gains	—	—
Total Distributions	(. 207)	(.148)
Net Asset Value, End of Period	$9.80	$9.74

Total Return[3]	2.80%	-1.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6	$4
Ratio of Total Expenses to Average Net Assets	0.49%	0.49%[4]
Ratio of Net Investment Income to Average Net Assets	4.50%	3.81%[4]
Portfolio Turnover Rate [5]	98%	38%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments.
Performance measurement began May 31, 2013, at a net asset value of $10.03.
2 Includes increases from purchase fees of $.00, and $.03.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Financial Highlights

Admiral Shares
	Six Months	May 14,
	Ended	2013[1] to
	April 30,	October 31,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$19.48	$20.00
Investment Operations
Net Investment Income	. 428	. 309
Net Realized and Unrealized Gain (Loss) on Investments[2]	.112	(.522)
Total from Investment Operations	.540	(.213)
Distributions
Dividends from Net Investment Income	(.430)	(.307)
Distributions from Realized Capital Gains	—	—
Total Distributions	(. 430)	(. 307)
Net Asset Value, End of Period	$19.59	$19.48

Total Return[3]	2.83%	-1.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$91	$55
Ratio of Total Expenses to Average Net Assets	0.34%	0.34%[4]
Ratio of Net Investment Income to Average Net Assets	4.65%	3.96%[4]
Portfolio Turnover Rate [5]	98%	38%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments.
Performance measurement began May 31, 2013, at a net asset value of $20.07.
2 Includes increases from purchase fees of $.00, and $.06.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Financial Highlights

ETF Shares
	Six Months	May 31,
	Ended	2013[1] to
	April 30,	October 31,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$77.71	$79.52
Investment Operations
Net Investment Income	1.702	1.217
Net Realized and Unrealized Gain (Loss) on Investments[2]	.443	(2.086)
Total from Investment Operations	2.145	(.869)
Distributions
Dividends from Net Investment Income	(1.705)	(.941)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.705)	(.941)
Net Asset Value, End of Period	$78.15	$77.71

Total Return	2.84%	-1.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$164	$85
Ratio of Total Expenses to Average Net Assets	0.34%	0.35%[3]
Ratio of Net Investment Income to Average Net Assets	4.65%	3.95%[3]
Portfolio Turnover Rate [4]	98%	38%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Includes increases from purchase fees of $.02, and $.30.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares through April 30, 2014. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended October 31, 2013, and for the period ended April 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2014, or at any time during the period then ended.

Emerging Markets Government Bond Index Fund

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2014, the fund had contributed capital of $26,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	36	—
Sovereign Bonds	—	257,079	—
Temporary Cash Investments	2,015	289	—
Total	2,015	257,404	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Emerging Markets Government Bond Index Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2013, the fund had available capital losses totaling $179,000 to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2014, the cost of investment securities for tax purposes was $258,768,000. Net unrealized appreciation of investment securities for tax purposes was $651,000, consisting of unrealized gains of $4,607,000 on securities that had risen in value since their purchase and $3,956,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended April 30, 2014, the fund purchased $195,754,000 of investment securities and sold $83,430,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $11,242,000 and $11,861,000, respectively. Total purchases and sales include $59,372,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Period Ended
	April 30, 2014		October 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares[1]
Issued [2]	3,416	354	5,058	519
Issued in Lieu of Cash Distributions	102	11	47	5
Redeemed	(1,661)	(173)	(876)	(91)
Net Increase (Decrease)—Investor Shares	1,857	192	4,229	433
Admiral Shares[1]
Issued [2]	41,924	2,176	59,924	3,057
Issued in Lieu of Cash Distributions	1,420	74	632	33
Redeemed	(8,512)	(443)	(5,076)	(264)
Net Increase (Decrease)—Admiral Shares	34,832	1,807	55,480	2,826
ETF Shares[3]
Issued [2]	76,793	1,002	87,216	1,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)—ETF Shares	76,793	1,002	87,216	1,100

1 Commencement of subscription period for the fund was May 14, 2013.
2 Includes purchase fees for fiscal 2014 and 2013 of $59,000 and $482,000, respectively (fund totals).
3 Inception date was May 31, 2013.

G. Management has determined that no material events or transactions occurred subsequent to April 30, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Index Fund	10/31/2013	4/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,028.01	$2.46
Admiral Shares	1,000.00	1,028.34	1.71
ETF Shares	1,000.00	1,028.35	1.71
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.36	$2.46
Admiral Shares	1,000.00	1,023.11	1.71
ETF Shares	1,000.00	1,023.11	1.71

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.49% for Investor Shares, 0.34% for Admiral Shares, and 0.34% for ETF Shares. The dollar amounts shown as “Expenses Paid”
are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Emerging Markets Government Bond Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services provided to the fund since its inception in 2013, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board did not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);

Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11202 062014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: June 19, 2014
VANGUARD WHITEHALL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: June 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.